            As filed with the Securities and Exchange
                  Commission on January 29,1998

                                       File No. 33-60560
                                               811-07618

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                   Post-Effective Amendment No. 12              X

                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940

                        Amendment No. 12    X


                ALLIANCE MUNICIPAL INCOME FUND II
       (Exact Name of Registrant as Specified in Charter)

     1345 Avenue of the Americas, New York, New York  10105
    (Address of Principal Executive Office)      (Zip Code)

      Registrant's Telephone Number, including Area Code:
                         (800) 221-5672


                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York l0105
             (Name and address of agent for service)

                  Copies of communications to:
                       Thomas G. MacDonald
                         Seward & Kissel
                     One Battery Park Plaza
                    New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)
          immediately upon filing pursuant to paragraph (b)
     X    on February 1, 1999 pursuant to paragraph (b)
          60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
          75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.

Alliance
Municipal
Income
Portfolios


The Alliance Municipal Income Portfolios seek to provide the highest level of income exempt from federal and state tax that is available without assuming undue risk.



Prospectus and Application


February 1, 1999

      o     National Portfolio
      o     Insured National Portfolio
      o     Arizona Portfolio
      o     California Portfolio
      o     Insured California Portfolio
      o     Florida Portfolio
      o     Massachusetts Portfolio
      o     Michigan Portfolio
      o     Minnesota Portfolio
      o     New Jersey Portfolio
      o     New York Portfolio
      o     Ohio Portfolio
      o     Pennsylvania Portfolio
      o     Virginia Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                     AllianceCapital [LOGO] (R)

                                TABLE OF CONTENTS

                                                                          Page


RISK/RETURN SUMMARY.......................................................  3
Investment Objectives, Policies and Principal Risks.......................  4
Principal Investment Strategies and
     Return Information...................................................  5
Summary of Principal Risks................................................ 18

FEES AND EXPENSES OF THE PORTFOLIOS....................................... 19

GLOSSARY.................................................................. 22

DESCRIPTION OF THE PORTFOLIOS............................................. 22
Investment Objectives and Policies ....................................... 22
Description of Investment Practices....................................... 24
Additional Risk Considerations............................................ 28

MANAGEMENT OF THE PORTFOLIOS.............................................. 30

PURCHASE AND SALE OF SHARES............................................... 30
How The Portfolios Value Their Shares..................................... 30
How to Buy Shares......................................................... 30
How to Exchange Shares.................................................... 31
How To Sell Shares........................................................ 31

DIVIDENDS, DISTRIBUTIONS AND TAXES........................................ 31

DISTRIBUTION ARRANGEMENTS................................................. 33

GENERAL INFORMATION....................................................... 34

FINANCIAL HIGHLIGHTS...................................................... 35



The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


RISK/RETURN SUMMARY


The following is a summary of certain key information about the Alliance Municipal Income Portfolios. You will find additional information about each Portfolio, including a detailed description of the risks of an investment in each Portfolio, after this Summary.



The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies, principal risks and fees. The Summary includes a short discussion of some of the principal risks of investing in that Portfolio on page 4. A further discussion of these and other risks is on page 19.


More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:


      o how the Portfolio's average annual returns for one, five, and 10 years (or, over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad based securities market index; and

      o changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).


A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:


      o     You may lose money by investing in the Portfolios.


      o An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT OBJECTIVES, POLICIES AND PRINCIPAL RISKS



The investment objective of each Portfolio, other than the Insured California Portfolio, is to earn the highest level of current income, exempt from Federal and state taxation to the extent described, that is available without assuming what Alliance considers to be undue risk, by investing principally in high-yielding, predominantly medium-quality, intermediate and long-term municipal securities. The average weighted maturity of the Portfolios' securities normally will range between 10 and 25 years.


The investment objective of Insured California Portfolio is to provide as high a level of current income exempt from Federal income tax and California personal property tax as is consistent with preservation of capital.


Under their investment policies, the Portfolios will invest:

      o At least 75% of their total assets in municipal securities rated BBB or Baa or above (or, if unrated, determined by Alliance to be of comparable quality);

      o In municipal securities with a remaining average weighted maturity of 10-30 years; and


      o     At least 65% of their total assets in income producing securities.


In addition, under their policies, the Portfolios may invest:


      o More than 25% of their assets in revenue bonds (generally bonds without the pledge of credit of the issuer);

      o In zero coupon municipal securities, and in variable, floating, and inverse floating rate municipal securities; and

      o     In options, futures, forwards, and swaps.


The principal risks of investing in the Portfolios are similar. Each Portfolio is subject to interest rate risk, credit risk, municipal market risk, diversification risk, leveraging risk, derivatives risk, liquidity risk and management risk. See page 19 for a discussion of each of these risks.

PRINCIPAL INVESTMENT STRATEGIES AND RETURN INFORMATION

NATIONAL PORTFOLIOS


National Portfolio



The National Portfolio invests principally in municipal securities paying interest wholly exempt from federal income taxes, except the Alternative Minimum Tax ("AMT"). The Portfolio may invest 25% or more of its total assets in municipal securities whose issuers are located in the same state.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                            10 Years
                                           (or Since
                       1 Year    5 Years   Inception)
-------------------------------------------------------
Class A                 1.23%      5.12%        7.88%
-------------------------------------------------------
Class B                 1.99%      5.30%        6.48%*
-------------------------------------------------------
Class C                 3.99%      5.31%        6.07%*
-------------------------------------------------------
Lipper General
Municipal Debt
Funds                   5.32%      5.43%        7.68%**
  Since inception of Class B***                 6.52%
  Since inception of Class C***                 6.05%
-------------------------------------------------------



The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 1/4/93 for Class B shares. 5/3/93 for Class C shares.

**    Index return from 12/31/88.

***   Index returns from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

   [The following table was depicted as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
10.10    7.39   12.43   10.43   13.32   -9.64   22.27    4.33   10.00    5.72
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.35%, 1st quarter, 1995; and Worst Quarter was down -7.66%, 1st quarter, 1994.

Insured National Portfolio


The Insured National Portfolio invests principally in municipal securities paying interest wholly exempt from federal income taxes, including the AMT. The Portfolio normally invests at least 65% of its total assets in insured securities. The Portfolio may invest 25% or more of its total assets in municipal securities whose issuers are located in the same state.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.



PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                            10 Years
                                           (or Since
                       1 Year    5 Years   Inception)
-------------------------------------------------------
Class A                 1.16%      5.22%        7.68%
-------------------------------------------------------
Class B                 1.91%      5.41%        6.52%*
-------------------------------------------------------
Class C                 3.88%      5.41%        6.05%*
-------------------------------------------------------
Lipper Insured
Municipal Debt
Funds                   5.31%      5.32%        7.42%**
  Since inception of Class B***                 6.36%
  Since inception of Class C***                 5.96%
-------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 1/4/93 for Class B shares. 5/3/93 for Class C shares.

**    Index return from 12/31/88.

***   Index returns from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

Calendar Year End

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 9.77    6.87   12.23    9.18   13.04   -9.20   22.45    4.60    9.66    5.62


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.33%, 1st quarter, 1995; and Worst Quarter was down -7.29%, 1st quarter, 1994.

CALIFORNIA PORTFOLIOS


Insured California Portfolio


The Insured California Portfolio invests substantially all its assets in a portfolio of municipal securities paying interest exempt from federal income tax and California personal income tax. The Portfolio normally invests at least:


o 80% of its total assets in municipal securities paying interest exempt from the AMT;

o 65% of its total assets in insured securities (and its current policy is to invest at least 80% in insured securities); and

o 65% of its total assets in bonds issued by California or its political subdivisions.


The Portfolio may invest in municipal securities that are not issued by California governmental entities if the securities pay interest exempt from federal income tax and California personal income tax. While the Portfolio normally invests substantially all of its total assets in California municipal securities, it may invest in securities paying interest exempt only from federal income tax if Alliance believes that California municipal securities meeting the Portfolio's quality standards are not available.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                            10 Years
                                           (or Since
                       1 Year    5 Years   Inception)
-------------------------------------------------------
Class A                 1.64%      4.84%        7.40%
-------------------------------------------------------
Class B                 2.37%      4.96%        6.15%*
-------------------------------------------------------
Class C                 4.37%      4.96%        5.68%*
-------------------------------------------------------
Lipper California
Insured Municipal
Debt Funds              5.74%      5.52%        7.96%**
  Since inception of Class B***                 6.81%
  Since inception of Class C***                 6.21%
-------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 1/4/93 for Class B shares. 5/3/93 for Class C shares.

**    Index return from 12/31/88.

***   Index returns from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

Calendar Year End

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 9.17    7.78   10.54    9.55   13.13  -11.03   24.16    2.57   10.03    6.12


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.90%, 1st quarter, 1995; and Worst Quarter was down -8.75%, 1st quarter, 1994.

California Portfolio


The California Portfolio invests substantially all its assets in a portfolio of municipal securities paying interest exempt from federal income tax and California personal income tax. The Portfolio normally invests at least:


o     80% of its total assets in municipal securities;

o 65% of its total assets in municipal securities issued by California or its political subdivisions; and


o 65% of its total assets in municipal securities paying interest subject to the AMT.



The Portfolio may invest in municipal securities that are not issued by California governmental entities if the securities pay interest exempt from federal income tax and California personal income tax. While the Portfolio normally invests substantially all of its total assets in California municipal securities, it may invest in securities paying interest exempt only from federal income tax if Alliance believes that California municipal securities meeting the Portfolio's quality standards are not available.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.



PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                            10 Years
                                           (or Since
                       1 Year    5 Years   Inception)
-------------------------------------------------------
Class A                 1.81%      5.60%        7.87%
-------------------------------------------------------
Class B                 2.64%      5.74%        6.78%*
-------------------------------------------------------
Class C                 4.64%      5.74%        6.38%*
-------------------------------------------------------
Lipper California
Municipal Debt
Funds                   5.77%      5.67%        7.62%**
  Since inception of Class B***                 6.70%
  Since inception of Class C***                 6.26%
-------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 1/4/93 for Class B shares. 5/3/93 for Class C shares.

**    Index return from 12/31/88.

***   Index returns from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
10.29    7.41   10.99   9.42    12.90  -10.10   23.95    4.36   10.89    6.35
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.85%, 1st quarter, 1995; and Worst Quarter was down -7.24%, 1st quarter, 1994.

OTHER STATE PORTFOLIOS

ARIZONA PORTFOLIO
FLORIDA PORTFOLIO
MASSACHUSETTS PORTFOLIO
MICHIGAN PORTFOLIO
MINNESOTA PORTFOLIO
NEW JERSEY PORTFOLIO
NEW YORK PORTFOLIO
OHIO PORTFOLIO
PENNSYLVANIA PORTFOLIO
VIRGINIA PORTFOLIO
--------------------------------------------------------------------------------


These Portfolios invest substantially all their assets in a portfolio of municipal securities paying interest exempt from federal income tax and personal income tax in the named state, or, for the Florida Portfolio, the Florida intangible tax. The Portfolios may invest without limit in bonds paying interest subject to the AMT. The New York Portfolio will invest at least 65% of its assets in bonds paying interest subject to the AMT. The Portfolios normally will invest at least:

o 65% of their total assets in the municipal securities of each Portfolio's named state; and

o 80% of their net assets in municipal securities paying interest exempt from federal income tax.

A Portfolio may invest in a state's municipal securities that are not issued by that state's governmental entities if the securities pay interest exempt from federal income tax and state personal income tax (or the Florida intangible tax). While a Portfolio normally invests substantially all of its total assets in the municipal securities of the Portfolio's state, it may invest in securities paying interest exempt only from federal income tax if Alliance believes that state municipal securities meeting the Portfolio's quality standards are not available.

Arizona Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                                   1 Year  Inception*
------------------------------------------------------
Class A                             2.71%      7.38%
------------------------------------------------------
Class B                             3.61%      7.67%
------------------------------------------------------
Class C                             5.51%      7.65%
------------------------------------------------------
Lipper Arizona
Municipal Debt
Funds                               5.48%      7.34%**
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 6/1/94 for Class A, Class B, and Class C shares.

**    Index return from 6/30/94.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a     n/a    18.11    5.18   10.48    7.29
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.18%, 1st quarter, 1995; and Worst Quarter was down -2.74%, 1st quarter, 1996.

Florida Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                       1 Year    5 Years   Inception*
------------------------------------------------------
Class A                 1.69%      5.14%       5.74%
------------------------------------------------------
Class B                 2.50%      5.29%       5.80%
------------------------------------------------------
Class C                 4.50%      5.29%       5.80%
------------------------------------------------------
Lipper Florida
Municipal Debt
Funds                   5.53%       5.28%      5.74%**
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 6/25/93 for Class A, Class B, and Class C shares.

**    Index return from 6/30/93.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a   -11.77   24.37    4.00   10.78    6.22
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.73%, 1st quarter, 1995; and Worst Quarter was down -10.14%, 1st quarter, 1994.

Massachusetts Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                                   1 Year  Inception*
------------------------------------------------------
Class A                             2.23%      8.65%
------------------------------------------------------
Class B                             3.03%      8.89%
------------------------------------------------------
Class C                             5.03%      8.90%
------------------------------------------------------
Lipper Massachusetts
Municipal Debt
Funds                               5.42%      7.04%**
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 3/29/94 for Class A, Class B, and Class C shares.

**    Index return from 3/31/94.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a     n/a    18.63    8.00   11.82    6.79
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 7.69%, 1st quarter, 1995; and Worst Quarter was down -2.12%, 1st quarter, 1996.

Michigan Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                                   1 Year  Inception*
------------------------------------------------------
Class A                             1.92%      7.09%
------------------------------------------------------
Class B                             2.61%      7.28%
------------------------------------------------------
Class C                             4.61%      7.28%
------------------------------------------------------
Lipper Michigan
Municipal Debt
Funds                               5.23%      5.85%**
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 2/25/94 for Class A, Class B, and Class C shares.

**    Index return from 2/28/94.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a     n/a    24.02    4.78   11.49    6.41
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.14%, 1st quarter, 1995; and Worst Quarter was down -2.93%, 1st quarter, 1996.

Minnesota Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                       1 Year     5 Years  Inception*
------------------------------------------------------
Class A                 2.01%       4.77%      5.36%
------------------------------------------------------
Class B                 2.81%       4.91%      5.41%
------------------------------------------------------
Class C                 4.81%       4.91%      5.41%
------------------------------------------------------
Lipper Minnesota
Municipal Debt
Funds                   5.55%       5.26%      5.64%**
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 6/25/93 for Class A, Class B, and Class C shares.

**    Index return from 6/30/93.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a    -8.78   17.81    4.70   10.05    6.56
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 7.94%, 1st quarter, 1995; and Worst Quarter was down -8.37%, 1st quarter, 1994.

New Jersey Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                       1 Year     5 Years  Inception*
------------------------------------------------------
Class A                 2.48%       5.10%      5.75%
------------------------------------------------------
Class B                 3.31%       5.24%      5.79%
------------------------------------------------------
Class C                 5.31%       5.24%      5.79%
------------------------------------------------------
Lipper New Jersey
Municipal Debt
Funds                   5.60%       5.23%      5.61%**
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 6/25/93 for Class A, Class B, and Class C shares.

**    Index return from 6/30/93.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a   -10.13   21.48    4.02   10.22    7.05
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.82%, 1st quarter, 1995; and Worst Quarter was down -8.92%, 1st quarter, 1994.

New York Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                            10 Years
                                           (or Since
                       1 Year     5 Years  Inception)
------------------------------------------------------
Class A                 1.43%       5.07%      7.73%
------------------------------------------------------
Class B                 2.16%       5.20%      6.30%*
------------------------------------------------------
Class C                 4.16%       5.20%      5.82%*
------------------------------------------------------
Lipper New York
Municipal Debt
Funds                   5.64%       5.17%      7.57%**
------------------------------------------------------
  Since inception of Class B***                6.32%
  Since inception of Class C***                5.81%
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 1/4/93 for Class B shares. 5/3/93 for Class C shares.

**    Index return from 12/31/88.

***   Index returns from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
10.56    6.17   12.26   10.68   12.76  -10.13   21.22    4.25   11.20    5.89
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.92%, 1st quarter, 1995; and Worst Quarter was down -7.52%, 1st quarter, 1994.

Ohio Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                       1 Year     5 Years  Inception*
------------------------------------------------------
Class A                 1.47%       4.98%      5.66%
------------------------------------------------------
Class B                 2.27%       5.13%      5.72%
------------------------------------------------------
Class C                 4.27%       5.13%      5.72%
------------------------------------------------------
Lipper Ohio
Municipal Debt
Funds                   5.39%       5.34%      5.78%**
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 6/25/93 for Class A, Class B, and Class C shares.

**    Index return from 6/30/93.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a   -10.36   20.07    4.62   11.65    5.99
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.30%, 1st quarter, 1995; and Worst Quarter was down -9.32%, 1st quarter, 1994.

Pennsylvania Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                       1 Year     5 Years  Inception*
------------------------------------------------------
Class A                 1.80%       5.53%      6.11%
------------------------------------------------------
Class B                 2.54%       5.67%      6.15%
------------------------------------------------------
Class C                 4.64%       5.69%      6.17%
------------------------------------------------------
Lipper Pennsylvania
Municipal Debt
Funds                   5.04%       5.32%      5.74%**
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 6/25/93 for Class A, Class B, and Class C shares.

**    Index return from 6/30/93.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a    -9.83   20.07    5.64   10.60    6.36
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.78%, 1st quarter, 1995; and Worst Quarter was down -8.15%, 1st quarter, 1994.

Virginia Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                                   1 Year  Inception*
------------------------------------------------------
Class A                             2.50%      7.97%
------------------------------------------------------
Class B                             3.31%      8.23%
------------------------------------------------------
Class C                             5.32%      8.23%
------------------------------------------------------
Lipper Virginia
Municipal Debt
Funds                               5.56%      7.20%**
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 4/29/94 for Class A, Class B, and Class C shares.

**    Index return from 4/30/94.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a     n/a    20.15    7.17   11.52    7.08
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 9.26%, 1st quarter, 1995; and Worst Quarter was up 0.01%, 1st quarter, 1996.

SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a particular Portfolio's investments as a whole. All of the Portfolios are subject to these risks and could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.


o Interest Rate Risk. This is the risk that changes in interest rates will affect the value of a Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of a Portfolio's investments to decline.

      The Portfolios may experience increased market risk to the extent they invest in:

      -- lower rated securities or comparable unrated securities;

      -- debt securities with longer maturities;

      -- debt securities paying no interest, such as zero coupon securities; or

      -- debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).


o Credit Risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.


o Municipal Market Risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of a Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolios' investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


o Diversification Risk. Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risks. The State Portfolios are not "diversified." This means they can invest in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value. Similarly, these Portfolios are more vulnerable to events adversely affecting each Portfolio's state, including economic, political, or regulatory occurrences. To the extent that the National Portfolios invest heavily in a particular state's municipal securities, the National Portfolios also will be vulnerable to events adversely affecting that state.



o Leveraging Risk. When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.


o Derivatives Risk. All Portfolios may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices.

o Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. All of the Portfolios are subject to liquidity risk because derivatives and securities involving substantial market and/or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Portfolio invests in debt securities whose sale may be restricted by law or by contract.

o Management Risk. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that they will produce the desired results.

                       FEES AND EXPENSES OF THE PORTFOLIOS


This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                    Class A Shares  Class B Shares  Class C Shares
                                                    --------------  --------------  --------------

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%           None            None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)            None            3.0% during     1.0% during
                                                                    the 1st year,   the 1st year,
                                                                    decreasing      0% thereafter
                                                                    1.0% annually
                                                                    to 0% after
                                                                    the 3rd year*

Exchange Fee                                        None            None            None

* Class B Shares of every Portfolio automatically convert to Class A Shares after 6 years.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets) and EXAMPLES


The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other Portfolios. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



             Annual Operating Expenses                                                Examples
---------------------------------------------------    -----------------------------------------------------------------
National Portfolio        Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  490   $  439     $  139      $  238    $  138
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  627   $  534     $  434      $  431    $  431
   Other Expenses          .15%      .16%    .19%      After 5 Yrs.   $  777   $  750     $  750      $  745    $  745
                          ----      ----    ----       After 10 Yrs.  $1,213   $1,273(a)  $1,273(a)   $1,635    $1,635
   Total Portfolio
     Operating Expenses   1.08%     1.79%   1.82%
                          ====      ====    ====
   Waiver and/or Expense
     Reimbursement(b)     (.42)%    (.42)%  (.46)%
   Net Expenses            .66%     1.37%   1.36%
                          ====      ====    ====

Insured National
Portfolio                 Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .60%      .60%    .60%      After 1st Yr.  $  523   $  474     $  174      $  273    $  173
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  730   $  639     $  539      $  536    $  536
   Other Expenses          .22%      .27%    .23%      After 5 Yrs.   $  954   $  928     $  928      $  923    $  923
                          ----      ----    ----       After 10 Yrs.  $1,598   $1,659(a)  $1,659(a)   $2,009    $2,009
   Total Portfolio
     Operating Expenses   1.12%     1.87%   1.83%
                          ====      ====    ====
   Waiver and/or Expense
     Reimbursement(b)     (.12)%    (.16)%  (.13)%
   Net Expenses           1.00%     1.71%   1.70%
                          ====      ====    ====

Arizona Portfolio         Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  501   $  451     $  151      $  251    $  151
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  664   $  568     $  468      $  468    $  468
   Other Expenses          .62%      .67%    .71%      After 5 Yrs.   $  840   $  808     $  808      $  808    $  808
                          ----      ----    ----       After 10 Yrs.  $1,350   $1,405(a)  $1,405(a)   $1,768    $1,768
   Total Portfolio
     Operating Expenses   1.55%     2.30%   2.34%
                          ====      ====    ====
   Waiver and/or Expense
     Reimbursement(b)     (.77)%    (.82)%  (.86)%
   Net Expenses            .78%     1.48%   1.48%
                          ====      ====    ====
------------------------------------------------------------------------------------------------------------------------



+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.
(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses.


             Annual Operating Expenses                                                Examples
---------------------------------------------------    -----------------------------------------------------------------
California Portfolio      Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  495   $  446     $  146      $  245    $  145
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  645   $  552     $  452      $  449    $  449
   Other Expenses          .11%      .12%    .13%      After 5 Yrs.   $  809   $  782     $  782      $  776    $  776
                         -----     -----   -----       After 10 Yrs.  $1,281   $1,342(a)  $1,342(a)   $1,702    $1,702
   Total Portfolio
     Operating Expenses   1.04%     1.75%   1.76%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.32)%    (.32)%  (.34)%
   Net Expenses            .72%     1.43%   1.42%
                          ====      ====    ====

Insured California
Portfolio                 Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .55%      .55%    .55%      After 1st Yr.  $  528   $  479      $  179     $  278    $  178
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  745   $  654      $  554     $  551    $  551
   Other Expenses          .20%      .21%    .20%      After 5 Yrs.   $  980   $  954      $  954     $  949    $  949
                         -----     -----   -----       After 10 Yrs.  $1,653   $1,714(a)   $1,714(a)  $2,062    $2,062
   Total Portfolio
     Operating Expenses   1.05%     1.76%   1.75%
                         =====     =====   =====

Florida Portfolio         Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  496    $  446     $  146      $  246    $  146
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  648    $  552     $  452      $  452    $  452
   Other Expenses          .34%      .34%    .36%      After 5 Yrs.   $  814    $  782     $  782      $  782    $  782
                         -----     -----   -----       After 10 Yrs.  $1,293    $1,347(a)  $1,347(a)   $1,713    $1,713
   Total Portfolio
     Operating Expenses   1.27%     1.97%   1.99%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.54)%    (.54)%   (.56)%
   Net Expenses            .73%     1.43%    1.43%
                          ====      ====    ====

Massachusetts Portfolio   Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  495   $  445     $   145     $  245    $  145
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  645   $  549     $   449     $  449    $  449
   Other Expenses          .58%      .59%    .58%      After 5 Yrs.   $  809   $  776     $   776     $  776    $  776
                         -----     -----   -----       After 10 Yrs.  $1,281   $1,336(a)  $ 1,336(a)  $1,702    $1,702
   Total Portfolio
     Operating Expenses   1.51%     2.22%   2.21%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.79)%    (.80)%  (.79)%
   Net Expenses            .72%     1.42%   1.42%
                          ====      ====    ====

Michigan Portfolio        Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  519    $  469    $  169      $  269    $  169
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  718    $  623    $  523      $  523    $  523
   Other Expenses          .96%      .98%    .96%      After 5 Yrs.   $  933    $  902    $  902      $  902    $  902
                         -----     -----   -----       After 10 Yrs.  $1,553    $1,608(a) $1,608(a)   $1,965    $1,965
   Total Portfolio
     Operating Expenses   1.89%     2.61%   2.59%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.93)%    (.95)%  (.93)%
   Net Expenses            .96%     1.66%   1.66%
                          ====      ====    ====

Minnesota Portfolio       Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  498   $  449     $  149      $  248    $  148
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  654   $  562     $  462      $  459    $  459
   Other Expenses          .87%      .89%    .85%      After 5 Yrs.   $  824   $  797     $  797      $  792    $  792
                         -----     -----   -----       After 10 Yrs.  $1,316   $1,376(a)  $1,376(a)   $1,735    $1,735
   Total Portfolio
     Operating Expenses   1.80%     2.52%   2.48%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)    (1.05)%   (1.06)% (1.03)%
   Net Expenses            .75%     1.46%   1.45%
                          ====      ====    ====
------------------------------------------------------------------------------------------------------------------------



+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.

(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses.


             Annual Operating Expenses                                                Examples
---------------------------------------------------    -----------------------------------------------------------------
New Jersey Portfolio      Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  505   $  456     $  156      $  255    $  155
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  676   $  583     $  483      $  480    $  480
   Other Expenses          .36%      .37%    .36%      After 5 Yrs.   $  861   $  834     $  843      $  829    $  829
                         -----     -----   -----       After 10 Yrs.  $1,395   $1,456(a)  $1,456(a)   $1,813    $1,813
   Total Portfolio
     Operating Expenses   1.29%     2.00%   1.99%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.47)%    (.47)%  (.47)%
   Net Expenses            .82%     1.53%   1.52%
                          ====      ====    ====

New York Portfolio        Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  485   $  434     $  134      $  233    $  133
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  612   $  518     $  418      $  415    $  415
   Other Expenses          .15%      .17%    .19%      After 5 Yrs.   $  751   $  723     $  723      $  718    $  718
                         -----     -----   -----       After 10 Yrs.  $1,155   $1,215(a)  $1,215(a)   $1,579    $1,579
   Total Portfolio
     Operating Expenses   1.08%     1.80%   1.82%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.47)%    (.48)%  (.51)%
   Net Expenses            .61%     1.32%   1.31%
                          ====      ====    ====

Ohio Portfolio            Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  498   $  449     $  149      $  248    $  148
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  654   $  562     $  462      $  459    $  459
   Other Expenses          .42%      .42%    .41%      After 5 Yrs.   $  824   $  797     $  797      $  792    $  792
                         -----     -----   -----       After 10 Yrs.  $1,316   $1,376(a)  $1,376(a)   $1,735    $1,735
   Total Portfolio
     Operating Expenses   1.35%     2.05%   2.04%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.60)%    (.59)%  (.59)%
   Net Expenses            .75%     1.46%   1.45%
                          ====      ====    ====

Pennsylvania Portfolio    Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  518   $  469     $  169      $  268    $  168
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  715   $  623     $  523      $  520    $  520
   Other Expenses          .36%      .37%    .36%      After 5 Yrs.   $  928   $  902     $  902      $  897    $  897
                         -----     -----   -----       After 10 Yrs.  $1,542   $1,603(a)  $1,603(a)   $1,955    $1,955
   Total Portfolio
     Operating Expenses   1.29%     2.00%   1.99%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.34)%    (.34)%  (.34)%
   Net Expenses            .95%     1.66%   1.65%
                          ====      ====    ====

Virginia Portfolio        Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  491   $  439     $  139      $  239    $  139
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  630   $  534     $  434      $  434    $  434
   Other Expenses         1.16%     1.21%   1.22%      After 5 Yrs.   $  782   $  750     $  750      $  750    $  750
                         -----     -----   -----       After 10 Yrs.  $1,224   $1,278(a)  $1,278(a)   $1,646    $1,646
   Total Portfolio
     Operating Expenses   2.09%     2.84%   2.85%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)    (1.42)%   (1.47)% (1.48)%
   Net Expenses            .67%     1.37%   1.37%
                          ====      ====    ====
------------------------------------------------------------------------------------------------------------------------


+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.

(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES


AMT-Exempt bonds are municipal securities with interest that is not subject to the AMT.

AMT-Subject bonds are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

Bonds are fixed, floating and variable rate debt obligations and may include zero coupon securities.


High Quality Commercial Notes are commercial notes rated MIG-2 (or VMIG-2) or higher by Moody's, SP-2 or higher by S&P, D-1 or higher by Duff & Phelps or FIN-2 or higher by Fitch.

Insured Securities are municipal securities that are insured as to the payment of principal and interest.


Lower-rated municipal securities are municipal securities rated Ba or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."


Medium-quality municipal securities are municipal securities rated A or Baa by Moody's, or A or BBB by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.


Municipal securities are debt obligations issued by (i) in the case of the National and Insured National Portfolios, states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations and (ii) in the case of each of the State Portfolios, the named state and its respective political subdivisions, agencies and instrumentalities. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.



Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.


Zero coupon securities are bonds, notes and other debt securities issued without interest coupons.

COMPANIES AND RATING AGENCIES

ACA is American Capital Access Corporation.

AGI is Asset Guaranty Insurance Company.

AMBAC is AMBAC Indemnity Corporation.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch IBCA, Inc.

FGIC is Financial Guaranty Insurance Company.

FSA is Financial Security Assurance, Inc.

MBIA is Municipal Bond Investors Assurance Corporation.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

OTHER

AMT is the federal alternative minimum tax.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

1940 Act is the Investment Company Act of 1940, as amended.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.



Please note that:



o Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under Description of Investment Practices following this section.



o The description of a Portfolio's risks may include risks defined in the Summary of Principal Risks above. Additional information about the risks of investing in a Portfolio can be found in the discussions under Additional Risk Considerations.



o Additional descriptions of each Portfolio's strategies, investments and risks, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional Information or SAI.



o Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote and
   (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each Portfolio (other than the Insured California Portfolio) is to earn the highest level of current income, by investing principally in tax-exempt, high-yielding, predominantly medium-quality, municipal securities. The investment objective of the Insured California Portfolio is to provide as high a level of current income, exempt from federal and state tax, as is consistent with preservation of capital.

HOW THE PORTFOLIOS PURSUE THEIR OBJECTIVES


National and Insured National Portfolios. The National Portfolio invests principally in a diversified portfolio of municipal securities with interest that is wholly exempt from federal income taxes except when received by a shareholder who is subject to the AMT. The Insured National Portfolio invests principally in a diversified portfolio of AMT-Exempt bonds that also are insured securities. The National and Insured National Portfolios may invest 25% or more of their respective total assets in municipal securities whose issuers are located in the same state.

The investment policies of the Insured National Portfolio differ from those of the National Portfolio in two respects:

o the National Portfolio invests principally (and is permitted to invest without limit) in AMT-Subject bonds and the Insured National Portfolio invests principally in AMT-Exempt bonds; and

o as a matter of fundamental policy, the Insured National Portfolio, under normal market conditions, invests at least 65% of its total assets in insured securities.



State Portfolios. Each of the twelve State Portfolios invests in a non-diversified portfolio of municipal securities. Substantially all the interest from these securities is exempt from federal and state personal income tax, or in the case of Florida, the Florida intangible personal property tax. Florida currently imposes no income tax on individuals. Normally, substantially all of the total assets of each State Portfolio will be invested in municipal securities of the indicated state. Each State Portfolio other than the Insured California Portfolio may invest without limit in AMT-Subject bonds.

California and Insured California Portfolios. As a matter of fundamental policy, at least 80% of the California Portfolio's total assets normally will be invested in municipal securities and at least 65% of its total assets normally will be invested in AMT-Subject bonds. Additionally under normal circumstances, the California Portfolio will also invest at least 65% of its total assets in securities issued by California or its political subdivisions.

As a matter of fundamental policy, the Insured California Portfolio normally invests at least 80% of its total assets in municipal bonds, at least 80% of its total assets in AMT-Exempt bonds and at least 65% of its total assets in insured securities. The Insured California Portfolio's current policy is to invest at least 65% of its total assets in bonds issued by California or its political subdivisions, at least 80% of its total assets in insured securities and not to invest in AMT-Subject bonds. The remainder of the Insured California Portfolio's total assets may be invested in uninsured securities.

New York Portfolio. As a matter of fundamental policy, at least 65% of the New York Portfolio's total assets normally will be invested in AMT-Subject bonds issued by New York State and its political subdivisions. In addition, the Portfolio will invest at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax.

Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania, and Virginia Portfolios. As a matter of fundamental policy, each of these Portfolios normally will invest (i) at least 65% of its total assets in municipal securities of the named state and (ii) at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. Each State Portfolio also may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if such municipal securities generate interest exempt from federal income tax and personal income tax (or the Florida intangible personal property tax) in the named state. When Alliance believes that municipal securities of the named state that meet the Portfolio's quality standards are not available, any State Portfolio may invest in securities whose interest payments are only federally tax-exempt.


Municipal Securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper. The average weighted maturity of the securities in each Portfolio will normally range between 10 and 30 years.


Municipal securities are typically classified as either "general obligation" or "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).


Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs. Interest on AMT-Subject bonds is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to that tax. Because interest on AMT-Subject bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal securities generally will provide somewhat higher yields than AMT-Exempt bonds of comparable quality and maturity.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, a Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.


The high tax-free yields sought by the Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's, or A or BBB by S&P, Duff & Phelps or Fitch. At least 75% of the total assets of each Portfolio will be invested in municipal securities rated at the time of purchase Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps or Fitch or, if unrated, as determined by Alliance to be of equivalent quality. It is expected that no Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration.



Unrated municipal securities may be purchased by a Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

During the following Portfolios' fiscal years ended in 1998, on a weighted average basis, the percentages of the Portfolios' total assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by Alliance to be of equivalent quality to such ratings, and the percentage of the Portfolios' net assets invested in AMT-Subject bonds, were as follows:


                                                          AMT-
               A AND                                    SUBJECT
PORTFOLIO      ABOVE    BBB      BB        B       NR    BONDS
---------      -----    ---      --        -       --    -----

National        71%     18%       0%       0%      11%    69%
Insured
  National     100       0        0        0        0      0
Arizona         77       0        0        0       23     42
California      79       5        0        0       16     69
Insured
  California   100       0        0        0        0      0
Florida         67      12        0        0       21     56
Massachusetts   89       4        0        0        7     54
Michigan        88       2        0        0       10     27
Minnesota       79      11        0        0       10     44
New Jersey      76      16        0        0        8     66
New York        92       7        0        0        1     74
Ohio            62      34        1        0        3     72
Pennsylvania    65      28        0        0        7     65
Virginia        82       0        0        0       18     58


Each Portfolio may invest up to 35% of its total assets in zero coupon municipal securities. Each Portfolio also may invest in municipal securities that have fixed, variable, floating, or inverse floating rates of interest. Each Portfolio normally will invest at least 65% of its total assets in income-producing securities (including zero coupon securities).

Insurance Feature of the Insured National and Insured California Portfolios. The Insured National and Insured California Portfolios normally will invest at least 65% and 80%, respectively, of their total assets in insured securities. Based upon the expected composition of each of the Insured National and Insured California Portfolios, Alliance estimates that the annual premiums for insurance will range from .12 of 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for insurance, which are paid from each of the Insured National and Insured California Portfolio's assets, will reduce those Portfolios' current yields. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional credit support. While insurance for municipal securities held by the Insured National and Insured California Portfolios reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.


The Insured National and Insured California Portfolios may obtain insurance on their municipal securities or purchase insured municipal securities covered by policies issued by any insurer having a claims-paying ability rated A or higher by Moody's, S&P, Duff & Phelps or Fitch. No more than 25% of each Portfolio's total assets may be invested in insured municipal securities covered by policies issued by insurers having a claims-paying ability rated below AA by Moody's, S&P, Duff & Phelps or Fitch. Alliance is familiar with six such insurers, MBIA, FGIC, AMBAC, FSA, AGI and ACA. MBIA, FGIC, AMBAC, FSA have been rated AAA, with respect to their claims-paying ability, AGI has been rated AA and ACA has been rated A. Further information with respect to MBIA, FGIC, AMBAC, FSA, AGI and ACA is provided in the Portfolio's SAI.



DESCRIPTION OF INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was noted in the previous section.

Derivatives. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions.


Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." Examples of these securities are described below under "Variable, Floating and Inverse Floating Rate Instruments."


The judicious use of derivatives by highly-experienced investment managers, such as Alliance, can be quite beneficial. Derivatives, however, involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.


o Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.


o Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates, or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios. The following describes specific derivatives that one or more of the Portfolios may use.


Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. There are no specific limitations on the writing and purchasing of options by the Portfolios. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.


A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.


Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities or U.S. Government securities and contracts based on any index of municipal securities or U.S. Government securities.


Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes. A Portfolio will not enter into a futures contract or option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Portfolio and the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of its total assets.


Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.



Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.


There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. A Portfolio will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.


Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).


When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by a Portfolio if, as a result, the Portfolio's aggregate forward commitments under such transactions would be more than 20% of its total assets.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.


Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.


Each Portfolio may invest in Variable Rate Demand Notes (VRDN) which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of rising interest rates, and increase more rapidly during periods of falling interest rates, than those of fixed-rate securities.


Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.



Illiquid Securities. The Portfolios will limit their investments in illiquid securities to 15% (10% for National, Insured National, New York, California, and Insured California) of their net assets. Illiquid securities generally include,
(i) direct placements or other securities for which there is no readily available market (e.g. when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.



Repurchase Agreements. A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).



Temporary Defensive Position. For temporary defensive purposes when business or financial conditions warrant, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government securities or repurchase agreements). While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.



Portfolio Turnover. The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities, however, are substantially less than those for equivalent dollar values of equity securities.


ADDITIONAL RISK CONSIDERATIONS


Municipal Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.



In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.



Investments in Lower-Rated Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.


The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.


Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, Alliance will attempt to identify issuers of lower-rated securities whose financial condition are adequate to meet future obligations, has improved, or is expected to improve in the future.

Unrated Securities. Alliance also will consider investments in unrated securities for a Portfolio when Alliance believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Non-diversified Status. Each of the State Portfolios is a "non-diversified" investment company, which means the Portfolio may invest in a relatively smaller number of issuers. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. Each Portfolio's SAI provides specific information about the state in which a Portfolio invests.


Year 2000. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. Should any of the computer systems employed by the Portfolios' major service providers fail to process Year 2000 related information properly, that could have a significant negative impact on the Portfolios' operations and the services that are provided to the Portfolios' shareholders. In addition, to the extent that the operations of issuers of securities held by the Portfolios are impaired by the Year 2000 problem, or prices of securities held by the Portfolios decline as a result of real or perceived problems relating to the Year 2000, the value of the Portfolios' shares may be materially affected.


With respect to the Year 2000, the Portfolios have been advised that Alliance, each Portfolio's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), each Portfolio's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Portfolio's registrar, transfer agent, and dividend disbursing agent (collectively, "Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested in early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Portfolios.


The Portfolios and Alliance have been advised by the Portfolios' Custodians that they are also in the process of reviewing their systems with the same goals. As of the date of this prospectus, the Portfolios and Alliance have no reason to believe that the Custodians will be unable to achieve these goals.

--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND PORTFOLIO MANAGER Each Portfolio's Adviser is Alliance Capital Management, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international adviser supervising client accounts with assets as of December 31, 1998 totaling more than $286 billion (of which approximately $118 billion represented assets of investment companies). Alliance's clients are primarily major corporate employee benefit plans, public employee retirement systems, investment companies, foundations, and endowment funds. The 54 registered investment companies, with more than 118 separate portfolios, managed by Alliance currently have over 3.5 million shareholder accounts. As of December 31, 1998, Alliance was retained as investment manager for over 35 of the FORTUNE 100 Companies.



Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance as a percentage of average daily net assets:



                                Fee as a
                              percentage of
                              average daily       Fiscal
Portfolio                      net assets*      Year Ending
---------                     --------------    -----------
National Portfolio .........      .20%            10/31/98
Insured National
  Portfolio ................      .50%            10/31/98
California Portfolio .......      .30%            10/31/98
Insured California
  Portfolio ................      .55%            10/31/98
Arizona Portfolio ..........       0               9/30/98
Florida Portfolio ..........      .09%             9/30/98
Massachusetts
  Portfolio ................       0               9/30/98
Michigan Portfolio .........       0               9/30/98
Minnesota Portfolio ........       0               9/30/98
New Jersey Portfolio .......      .16%             9/30/98
New York Portfolio .........      .15%            10/31/98
Ohio Portfolio .............      .03%             9/30/98
Pennsylvania Portfolio .....      .28%             9/30/98
Virginia Portfolio .........       0               9/30/98


Fees are stated net of any waivers and/or reimbursements. See the "Fee
      Table" at the beginning of the Prospectus for more information about fee waivers.

The employees of Alliance principally responsible for each Portfolio's investment program are Mrs. Susan P. Keenan, Mr. David M. Dowden, and Mr. Terrance T. Hults. Mrs. Keenan has served in this capacity for each Portfolio since it commenced operations. Messrs. Dowden and Hults have served in this capacity for each Portfolio since 1994 and 1995, respectively. Mrs. Keenan is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), with which she has been associated since prior to 1990. Mr. Dowden is a Vice President of ACMC with which he has been associated since 1994. Previously he was an analyst in the Municipal Strategy Group at Merrill Lynch Capital Markets. Mr. Hults is a Vice President of ACMC with which he has been associated since 1995. Previously he was an associate and trader in the Municipal Derivative Products department at Merrill Lynch Capital Markets.


The Portfolios' SAIs have more detailed information about Alliance and other Portfolio service providers.


--------------------------------------------------------------------------------

                          PURCHASE AND SALE OF SHARES

--------------------------------------------------------------------------------


HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at 4:00 p.m. Eastern time each day the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Portfolios' directors believe accurately reflect fair market value.

Your order for the purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is accepted by the Portfolio. Your purchase of Portfolio shares may be subject to an initial sales charge. Sales of Portfolio shares may be subject to a contingent deferred sales charge or CDSC. See the section of the Prospectus under Distribution Arrangements for details.

HOW TO BUY SHARES


You may purchase shares of any of the Portfolios through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Portfolios' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

      Minimum investment amounts are:

      o Initial:                             $ 250
      o Subsequent:                          $  50
      o Automatic Investment Program:        $  25

If you are an existing portfolio shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application or the Shareholder Options form. Call (800) 221-5672 to arrange a transfer from your bank account.

Each Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Portfolio with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.


Each Portfolio may refuse any order to purchase shares. In particular, the Portfolios reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.


HOW TO EXCHANGE SHARES


You may exchange your Portfolio shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m. Eastern time to receive that day's NAV. The Portfolios may change, suspend, or terminate the exchange service on 60 days' written notice.


HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).



o Selling Shares Through Your Broker



Your financial representative must receive your sales request before 4:00 p.m., Eastern time, and submit it to the Portfolio by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your financial representative is responsible for submitting all necessary documentation to the Portfolios and may charge you for this service.


o Selling Shares Directly To A Portfolio

By Mail:

      -- Send a signed letter of instruction or stock power form, along with your certificates, to:


                             Alliance Fund Services, Inc.
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                 1-800-221-5672


      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signature. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AFS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone request must be made by 4:00 p.m. Eastern time for you to receive that day's NAV, less any applicable CDSC.

      -- If you have selected electronic funds transfer in your Shareholder
         Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed
         $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------


DIVIDENDS AND DISTRIBUTIONS

The Portfolios will declare dividends on shares on each business day from the Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. The Portfolios pay dividends on shares of each Portfolio after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day after that day. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.


There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend or distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

Taxes


Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject for federal income tax purposes to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios (other than the Insured National and Insured California Portfolios) principally invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income and from AMT taxable income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions is eligible for the dividends-received deduction available to corporations.


Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.


The Portfolios expect that distributions will consist either of net income (or short-term capital gains) or long-term capital gains. For federal income tax purposes, the Portfolio's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. A Portfolio's distributions also may be subject to certain state and local taxes.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes. If a shareholder holds shares for six months or less and during that time receives a distribution of net capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the National and Insured National Portfolios, relevant state and local personal income taxes and, in the case of the Florida Portfolio, the portion of the net asset value of such Portfolio that is exempt from Florida intangible personal property tax.


Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the Arizona income tax.

California and Insured California Portfolios. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax.

Florida Portfolio. It is anticipated that Portfolio shares will be exempt from the Florida intangible personal property tax. Florida does not impose an individual income tax. Dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes at capital gains tax rates. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.


Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangible and single business taxes and from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gains distributions, are subject to Michigan income and single business taxes.


Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corporate shareholders are subject to the Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the income dividends and capital gains distributions paid by the Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt interest-dividends paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) and corporation income taxes.

New York Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from New York State and New York City personal and fiduciary income taxes.

Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolio generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax.

Ohio Portfolio. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes. Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District Income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual income, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

--------------------------------------------------------------------------------

                            DISTRIBUTION ARRANGEMENTS

--------------------------------------------------------------------------------


Share Classes. The Portfolios offer three classes of shares.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE


You can purchase Class A shares at NAV with an initial sales charge, as follows:


                          Initial Sales Charge
                          --------------------
                                                Commission
                                                    to
                           as % of             Dealer/Agent
                             Net      as % of     as % of
                           Amount    Offering    Offering
Amount Purchased          Invested     Price       Price
----------------          --------   --------  ------------

Up to $100,000              4.44%      4.25%       4.00%
$100,000 up to $250,000     3.36       3.25        3.00
$250,000 up to $500,000     2.30       2.25        2.00
$500,000 up to $1,000,000   1.78       1.75        1.50


You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but you may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Portfolio's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and the SAI about these options.



CLASS B SHARES--DEFERRED SALESCHARGE ALTERNATIVE


You can purchase Class B shares at NAV without an initial sales charge. A Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 3 years of purchase. The CDSC varies depending on the number of years that you hold the shares. The CDSC amounts are:

                   Year Since Purchase       CDSC
                   -------------------       ----
                   First                       3%
                   Second                      2%
                   Third                       1%
                   Fourth                    None

If you exchange your shares for the Class B shares of another Alliance Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase, If you purchase shares by exchange for the Class B shares of another Alliance Fund, the conversion period runs from the date of your purchase.

CLASS C SHARES--ASSET-BASED SALESCHARGE ALTERNATIVE


You can purchase Class C shares at NAV without any initial sales charge. The Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Fund, the 1% CDSC also will apply to those Class C shares. The 1 year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.


Class C shares do not convert to any other class of shares of the Portfolio.


Asset-Based Sales Charge or Rule 12b-1 Fees. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is:

                                             Rule 12b-1 Fee
                                            (as a percent of
                                            aggregate average
                                            daily net assets)
                                            -----------------

                     Class A                       .30%
                     Class B                      1.00%
                     Class C                      1.00%


Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.


Choosing a class of shares. The decision as to which class is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge, as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.


Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Portfolio shares acquired through an exchange, the cost of the Alliance Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Portfolios may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bi-monthly, or quarterly systematic withdrawal plan. See the Portfolio's SAI for further information about CDSC waivers.


Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Portfolio, including requirements as to the minimum initial and subsequent investment amounts.


In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., an affiliate of AFD, in connection with the sale of shares of the Portfolios. These additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Portfolios. On some occasions, the cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Portfolio and/or other Alliance Mutual Funds during a specific period of time. The incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging, and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. The dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.


--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.


Shareholder Services. AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number,
(800) 221-5672. Some services are described in the attached Subscription Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call (800) 227-4618.

[Blank page]

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Portfolio's independent auditors, whose reports, along with each Portfolio's financial statements, are included in the SAI, which is available upon request.


                                               Income from Investment Operations          Less Dividends and Distributions
                                         -------------------------------------------  -----------------------------------------
                                                           Net Gains
                              Net Asset                   or Losses on                Dividends   Distributions
                                Value,                     Securities     Total from   from Net    in Excess of   Distributions
                              Beginning  Net Investment  (both realized   Investment  Investment  Net Investment      from
Fiscal Year or Period         of Period  Income (Loss)++  and unrealized)  Operations    Income       Income       Capital Gains
---------------------         ---------  --------------  ---------------  ----------  ----------  --------------  -------------
National Portfolio
  Class A
  Year ended 10/31/98 ......   $10.94       $0.55(a)         $0.18          $0.73      $(0.55)       $(0.03)         $ 0.00
  Year ended 10/31/97 ......    10.51        0.57(a)          0.44           1.01       (0.58)         0.00            0.00
  Year ended 10/31/96 ......    10.45        0.58             0.06           0.64       (0.58)         0.00            0.00
  Year ended 10/31/95 ......     9.41        0.58             1.04           1.62       (0.58)         0.00            0.00
  Year ended 10/31/94 ......    11.05        0.57            (1.37)         (0.80)      (0.57)        (0.03)          (0.24)
  Class B
  Year ended 10/31/98 ......   $10.94       $0.46(a)         $0.19          $0.65      $(0.46)       $(0.05)         $ 0.00
  Year ended 10/31/97 ......    10.51        0.50(a)          0.44           0.94       (0.50)        (0.01)           0.00
  Year ended 10/31/96 ......    10.45        0.51             0.06           0.57       (0.51)         0.00            0.00
  Year ended 10/31/95 ......     9.41        0.51             1.04           1.55       (0.51)         0.00            0.00
  Year ended 10/31/94 ......    11.05        0.50            (1.38)         (0.88)      (0.50)        (0.02)          (0.24)
  Class C
  Year ended 10/31/98 ......   $10.94       $0.47(a)         $0.18          $0.65      $(0.47)       $(0.04)         $ 0.00
  Year ended 10/31/97 ......    10.51        0.50(a)          0.44           0.94       (0.50)        (0.01)           0.00
  Year ended 10/31/96 ......    10.45        0.51             0.06           0.57       (0.51)         0.00            0.00
  Year ended 10/31/95 ......     9.41        0.51             1.04           1.55       (0.51)         0.00            0.00
  Year ended 10/31/94 ......    11.05        0.50            (1.38)         (0.88)      (0.50)        (0.02)          (0.24)

Insured National Portfolio
  Class A
  Year ended 10/31/98 ......   $10.49       $0.44(a)         $0.28          $0.72      $(0.44)       $(0.05)         $(0.20)
  Year ended 10/31/97 ......    10.28        0.50(a)          0.37           0.87       (0.50)        (0.02)          (0.14)
  Year ended 10/31/96 ......    10.07        0.51             0.22           0.73       (0.52)         0.00            0.00
  Year ended 10/31/95 ......     8.96        0.51             1.13           1.64       (0.51)        (0.02)           0.00
  Year ended 10/31/94 ......    10.76        0.53            (1.40)         (0.87)      (0.53)        (0.01)          (0.39)
  Class B
  Year ended 10/31/98 ......   $10.49       $0.37(a)         $0.28          $0.65      $(0.37)       $(0.05)         $(0.20)
  Year ended 10/31/97 ......    10.28        0.42(a)          0.38           0.80       (0.42)        (0.03)          (0.14)
  Year ended 10/31/96 ......    10.07        0.44             0.22           0.66       (0.45)         0.00            0.00
  Year ended 10/31/95 ......     8.96        0.45             1.12           1.57       (0.45)        (0.01)           0.00
  Year ended 10/31/94 ......    10.76        0.46            (1.40)         (0.94)      (0.46)        (0.01)          (0.39)
  Class C
  Year ended 10/31/98 ......   $10.49       $0.37(a)         $0.28          $0.65      $(0.37)       $(0.05)         $(0.20)
  Year ended 10/31/97 ......    10.28        0.42(a)          0.38           0.80       (0.42)        (0.03)          (0.14)
  Year ended 10/31/96 ......    10.07        0.44             0.22           0.66       (0.45)         0.00            0.00
  Year ended 10/31/95 ......     8.96        0.45             1.12           1.57       (0.45)        (0.01)           0.00
  Year ended 10/31/94 ......    10.76        0.46            (1.40)         (0.94)      (0.46)        (0.01)          (0.39)

Arizona Portfolio
  Class A
  Year ended 9/30/98 .......   $10.78       $0.54(a)         $0.45          $0.99      $(0.54)       $(0.02)         $(0.18)
  Year ended 9/30/97 .......    10.32        0.57(a)          0.48           1.05       (0.57)         0.00           (0.02)
  Year ended 9/30/96 .......    10.29        0.55(a)          0.14           0.69       (0.55)        (0.03)          (0.08)
  Year ended 9/30/95 .......     9.77        0.56             0.53           1.09       (0.56)        (0.01)           0.00
  6/1/94+ to 9/30/94 .......    10.00        0.20            (0.23)         (0.03)      (0.20)         0.00            0.00
  Class B
  Year ended 9/30/98 .......   $10.78       $0.45(a)         $0.47          $0.92      $(0.45)       $(0.04)         $(0.18)
  Year ended 9/30/97 .......    10.32        0.50(a)          0.48           0.98       (0.50)         0.00           (0.02)
  Year ended 9/30/96 .......    10.29        0.47(a)          0.14           0.61       (0.47)        (0.03)          (0.08)
  Year ended 9/30/95 .......     9.77        0.49             0.53           1.02       (0.49)        (0.01)           0.00
  6/1/94+ to 9/30/94 .......    10.00        0.18            (0.24)         (0.06)      (0.17)         0.00            0.00
  Class C
  Year ended 9/30/98 .......   $10.78       $0.45(a)         $0.47          $0.92      $(0.45)       $(0.04)         $(0.18)
  Year ended 9/30/97 .......    10.32        0.50(a)          0.48           0.98       (0.50)         0.00           (0.02)
  Year ended 9/30/96 .......    10.30        0.47(a)          0.13           0.60       (0.47)        (0.03)          (0.08)
  Year ended 9/30/95 .......     9.77        0.49             0.54           1.03       (0.49)        (0.01)           0.00
  6/1/94+ to 9/30/94 .......    10.00        0.17            (0.23)         (0.06)      (0.17)         0.00            0.00

California Portfolio
  Class A
  Year ended 10/31/98 ......   $11.04       $0.56(a)         $0.32          $0.88      $(0.56)       $(0.02)         $ 0.00
  Year ended 10/31/97 ......    10.59        0.58(a)          0.45           1.03       (0.58)         0.00            0.00
  Year ended 10/31/96 ......    10.45        0.58             0.14           0.72       (0.58)         0.00            0.00
  Year ended 10/31/95 ......     9.43        0.59             1.02           1.61       (0.59)         0.00            0.00
  Year ended 10/31/94 ......    10.90        0.59            (1.41)         (0.82)      (0.59)         0.00           (0.06)
  Class B
  Year ended 10/31/98 ......   $11.04       $0.48(a)         $0.33          $0.81      $(0.48)       $(0.03)         $ 0.00
  Year ended 10/31/97 ......    10.59        0.51(a)          0.45           0.96       (0.51)         0.00            0.00
  Year ended 10/31/96 ......    10.45        0.51             0.14           0.65       (0.51)         0.00            0.00
  Year ended 10/31/95 ......     9.43        0.51             1.02           1.53       (0.51)         0.00            0.00
  Year ended 10/31/94 ......    10.90        0.52            (1.41)         (0.89)      (0.52)         0.00           (0.06)


                              Less Distributions                                            Ratios/Supplemental Data
                              ------------------                         -------------------------------------------------------

                                    Total        Net Asset                                   Ratio of    Ratio of Net
                                  Dividends       Value,                   Net Assets,       Expenses   Income/Loss to
                                     and          End of      Total       End of Period     to Average     Average       Portfolio
Fiscal Year or Period           Distributions     Period     Return(b)   (000's omitted)    Net Assets    Net Assets   Turnover Rate
---------------------           -------------    ---------  -----------  ---------------    ----------  -------------- ---------
National Portfolio
  Class A
  Year ended 10/31/98 ......       $(0.58)        $11.09        6.82%       $364,429          0.66%(c)       4.98%          56%
  Year ended 10/31/97 ......        (0.58)         10.94        9.88         329,540          0.69(c)        5.40           72
  Year ended 10/31/96 ......        (0.58)         10.51        6.32         325,288          0.69(c)        5.55          137
  Year ended 10/31/95 ......        (0.58)         10.45       17.73         338,311          0.71(c)        5.84          118
  Year ended 10/31/94 ......        (0.84)          9.41       (7.65)        338,814          0.62(c)        5.61          110
  Class B
  Year ended 10/31/98 ......       $(0.51)        $11.08        6.05%       $197,517          1.37%(c)       4.28%          56%
  Year ended 10/31/97 ......        (0.51)         10.94        9.16         190,530          1.40(c)        4.69           72
  Year ended 10/31/96 ......        (0.51)         10.51        5.61         214,994          1.40(c)        4.85          137
  Year ended 10/31/95 ......        (0.51)         10.45       16.91         252,357          1.42(c)        5.13          118
  Year ended 10/31/94 ......        (0.76)          9.41       (8.34)        250,391          1.32(c)        4.91          110
  Class C
  Year ended 10/31/98 ......       $(0.51)        $11.08        6.06%       $108,325          1.36%(c)       4.28%          56%
  Year ended 10/31/97 ......        (0.51)         10.94        9.18          89,792          1.39(c)        4.70           72
  Year ended 10/31/96 ......        (0.51)         10.51        5.62          96,134          1.39(c)        4.85          137
  Year ended 10/31/95 ......        (0.51)         10.45       16.93         108,068          1.41(c)        5.16          118
  Year ended 10/31/94 ......        (0.76)          9.41       (8.33)        133,249          1.31(c)        4.89          110

Insured National Portfolio
  Class A
  Year ended 10/31/98 ......       $(0.69)        $10.52        7.15%       $179,003          1.00%(d)       4.21%          27%
  Year ended 10/31/97 ......        (0.66)         10.49        8.77         170,631          1.02(d)        4.85           98
  Year ended 10/31/96 ......        (0.52)         10.28        7.43         160,425          1.02(d)        5.04          157
  Year ended 10/31/95 ......        (0.53)         10.07       18.72         165,548          1.01(d)        5.37          171
  Year ended 10/31/94 ......        (0.93)          8.96       (8.69)        153,656          0.66(d)        5.40          149
  Class B
  Year ended 10/31/98 ......       $(0.62)        $10.52        6.48%       $ 48,751          1.71%(d)       3.49%          27%
  Year ended 10/31/97 ......        (0.59)         10.49        8.07          45,542          1.75(d)        4.12           98
  Year ended 10/31/96 ......        (0.45)         10.28        6.74          52,156          1.73(d)        4.32          157
  Year ended 10/31/95 ......        (0.46)         10.07       17.91          58,990          1.72(d)        4.65          171
  Year ended 10/31/94 ......        (0.86)          8.96       (9.38)         51,439          1.37(d)        4.71          149
  Class C
  Year ended 10/31/98 ......       $(0.62)        $10.52        6.48%       $ 21,992          1.70%(d)       3.51%          27%
  Year ended 10/31/97 ......        (0.59)         10.49        8.07          19,057          1.72(d)        4.15           98
  Year ended 10/31/96 ......        (0.45)         10.28        6.74          22,763          1.72(d)        4.34          157
  Year ended 10/31/95 ......        (0.46)         10.07       17.91          22,265          1.71(d)        4.69          171
  Year ended 10/31/94 ......        (0.86)          8.96       (9.38)         24,112          1.36(d)        4.68          149

Arizona Portfolio
  Class A
  Year ended 9/30/98 .......       $(0.74)        $11.03        9.54%       $ 21,185          0.78%(e)       4.92%          45%
  Year ended 9/30/97 .......        (0.59)         10.78       10.54           9,225          0.78(e)        5.42          193
  Year ended 9/30/96 .......        (0.66)         10.32        6.84           4,409          0.78(e)        5.33          244
  Year ended 9/30/95 .......        (0.57)         10.29       11.56           2,379          0.78(e)        5.56           85
  6/1/94+ to 9/30/94 .......        (0.20)          9.77       (0.35)            930          0.78(e)*       5.82*          81
  Class B
  Year ended 9/30/98 .......       $(0.67)        $11.03        8.84%       $ 13,698          1.48%(e)       4.21%          45%
  Year ended 9/30/97 .......        (0.52)         10.78        9.80           6,531          1.48(e)        4.73          193
  Year ended 9/30/96 .......        (0.58)         10.32        6.10           5,199          1.48(e)        4.62          244
  Year ended 9/30/95 .......        (0.50)         10.29       10.78           3,166          1.48(e)        4.89           85
  6/1/94+ to 9/30/94 .......        (0.17)          9.77       (0.58)          1,677          1.48(e)*       5.13*          81
  Class C
  Year ended 9/30/98 .......       $(0.67)        $11.03        8.83%       $  4,708          1.48%(e)       4.19%          45%
  Year ended 9/30/97 .......        (0.52)         10.78        9.80           1,775          1.48(e)        4.70          193
  Year ended 9/30/96 .......        (0.58)         10.32        6.00             710          1.48(e)        4.61          244
  Year ended 9/30/95 .......        (0.50)         10.30       10.89             481          1.48(e)        4.90           85
  6/1/94+ to 9/30/94 .......        (0.17)          9.77       (0.58)            485          1.48(e)*       4.70*          81

California Portfolio
  Class A
  Year ended 10/31/98 ......       $(0.58)        $11.34        8.20%       $550,626          0.72%(f)       4.99%          22%
  Year ended 10/31/97 ......        (0.58)         11.04       10.07         470,444          0.78(f)        5.43           20
  Year ended 10/31/96 ......        (0.58)         10.59        7.15         460,444          0.77(f)        5.57           49
  Year ended 10/31/95 ......        (0.59)         10.45       17.55         478,535          0.74(f)        5.90           39
  Year ended 10/31/94 ......        (0.65)          9.43       (7.73)        470,308          0.64(f)        5.78           45
  Class B
  Year ended 10/31/98 ......       $(0.51)        $11.34        7.46%       $207,751          1.43%(f)       4.30%          22%
  Year ended 10/31/97 ......        (0.51)         11.04        9.29         166,672          1.48(f)        4.72           20
  Year ended 10/31/96 ......        (0.51)         10.59        6.37         164,895          1.47(f)        4.87           49
  Year ended 10/31/95 ......        (0.51)         10.45       16.64         166,759          1.45(f)        5.19           39
  Year ended 10/31/94 ......        (0.58)          9.43       (8.43)        160,879          1.35(f)        5.07           45
--------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 46.



                                     38 & 39


                                               Income from Investment Operations          Less Dividends and Distributions
                                         -------------------------------------------  -----------------------------------------
                                                           Net Gains
                              Net Asset       Net         or Losses on                Dividends   Distributions
                                Value,     Investment      Securities     Total from   from Net    in Excess of   Distributions
                              Beginning      Income      (both realized   Investment  Investment  Net Investment      from
Fiscal Year or Period         of Period     (Loss)++     and unrealized)  Operations    Income       Income       Capital Gains
---------------------         ---------  --------------  ---------------  ----------  ----------  --------------  -------------
California Portfolio (continued)
  Class C
  Year ended 10/31/98 ......   $11.04       $0.48(a)         $0.32          $0.80      $(0.48)       $(0.03)         $ 0.00
  Year ended 10/31/97 ......    10.59        0.51(a)          0.45           0.96       (0.51)         0.00            0.00
  Year ended 10/31/96 ......    10.45        0.51             0.14           0.65       (0.51)         0.00            0.00
  Year ended 10/31/95 ......     9.43        0.51             1.02           1.53       (0.51)         0.00            0.00
  Year ended 10/31/94 ......    10.90        0.52            (1.41)         (0.89)      (0.52)         0.00           (0.06)

Insured California Portfolio
  Class A
  Year ended 10/31/98 ......   $13.89       $0.64(a)         $0.39          $1.03      $(0.64)       $(0.03)         $ 0.00
  Year ended 10/31/97 ......    13.39        0.69(a)          0.50           1.19       (0.68)        (0.01)           0.00
  Year ended 10/31/96 ......    13.32        0.69             0.06           0.75       (0.68)         0.00            0.00
  Year ended 10/31/95 ......    11.79        0.68             1.54           2.22       (0.68)        (0.01)           0.00
  Year ended 10/31/94 ......    14.25        0.69            (1.99)         (1.30)      (0.69)         0.00           (0.47)
  Class B
  Year ended 10/31/98 ......   $13.89       $0.54(a)         $0.39          $0.93      $(0.54)       $(0.03)         $ 0.00
  Year ended 10/31/97 ......    13.39        0.59(a)          0.50           1.09       (0.59)         0.00            0.00
  Year ended 10/31/96 ......    13.32        0.60             0.05           0.65       (0.58)         0.00            0.00
  Year ended 10/31/95 ......    11.79        0.58             1.54           2.12       (0.58)        (0.01)           0.00
  Year ended 10/31/94 ......    14.25        0.60            (2.00)         (1.40)      (0.59)         0.00           (0.47)
  Class C
  Year ended 10/31/98 ......   $13.89       $0.54(a)         $0.39          $0.93      $(0.54)       $(0.03)         $ 0.00
  Year ended 10/31/97 ......    13.39        0.59(a)          0.50           1.09       (0.59)         0.00            0.00
  Year ended 10/31/96 ......    13.32        0.60             0.05           0.65       (0.58)         0.00            0.00
  Year ended 10/31/95 ......    11.79        0.58             1.54           2.12       (0.58)        (0.01)           0.00
  Year ended 10/31/94 ......    14.25        0.60            (2.00)         (1.40)      (0.59)         0.00           (0.47)

Florida Portfolio
  Class A
  Year ended 9/30/98 .......   $10.14       $0.52(a)         $0.37          $0.89      $(0.52)       $(0.03)         $ 0.00
  Year ended 9/30/97 .......     9.73        0.55(a)          0.41           0.96       (0.55)         0.00            0.00
  Year ended 9/30/96 .......     9.58        0.54(a)          0.16           0.70       (0.54)        (0.01)           0.00
  Year ended 9/30/95 .......     8.89        0.55             0.69           1.24       (0.55)         0.00            0.00
  Year ended 9/30/94 .......    10.25        0.55            (1.35)         (0.80)      (0.55)         0.00           (0.01)
  Class B
  Year ended 9/30/98 .......   $10.14       $0.46(a)         $0.36          $0.82      $(0.46)       $(0.02)         $ 0.00
  Year ended 9/30/97 .......     9.74        0.48(a)          0.40           0.88       (0.48)         0.00            0.00
  Year ended 9/30/96 .......     9.58        0.47(a)          0.17           0.64       (0.47)        (0.01)           0.00
  Year ended 9/30/95 .......     8.89        0.47             0.70           1.17       (0.47)        (0.01)           0.00
  Year ended 9/30/94 .......    10.25        0.48            (1.35)         (0.87)      (0.48)         0.00           (0.01)
  Class C
  Year ended 9/30/98 .......   $10.14       $0.46(a)         $0.36          $0.82      $(0.46)       $(0.02)         $ 0.00
  Year ended 9/30/97 .......     9.74        0.49(a)          0.39           0.88       (0.48)         0.00            0.00
  Year ended 9/30/96 .......     9.58        0.47(a)          0.17           0.64       (0.47)        (0.01)           0.00
  Year ended 9/30/95 .......     8.89        0.47             0.70           1.17       (0.47)        (0.01)           0.00
  Year ended 9/30/94 .......    10.25        0.48            (1.35)         (0.87)      (0.48)         0.00           (0.01)

Massachusetts Portfolio
  Class A
  Year ended 9/30/98 .......   $11.19       $0.54(a)         $0.45          $0.99      $(0.54)       $(0.06)         $(0.19)
  Year ended 9/30/97 .......    10.85        0.58(a)          0.57           1.15       (0.58)        (0.03)          (0.20)
  Year ended 9/30/96 .......    10.50        0.60(a)          0.44           1.04       (0.59)        (0.02)          (0.08)
  Year ended 9/30/95 .......    10.12        0.58             0.41           0.99       (0.58)        (0.03)           0.00
  3/29/94+ to 9/30/94 ......    10.00        0.31             0.11           0.42       (0.30)         0.00            0.00
  Class B
  Year ended 9/30/98 .......   $11.19       $0.46(a)         $0.45          $0.91      $(0.46)       $(0.07)         $(0.19)
  Year ended 9/30/97 .......    10.84        0.51(a)          0.58           1.09       (0.51)        (0.03)          (0.20)
  Year ended 9/30/96 .......    10.49        0.52(a)          0.45           0.97       (0.52)        (0.02)          (0.08)
  Year ended 9/30/95 .......    10.12        0.52             0.39           0.91       (0.52)        (0.02)           0.00
  3/3/94+ to 9/30/94. ......    10.00        0.27             0.11           0.38       (0.26)         0.00            0.00
  Class C
  Year ended 9/30/98 .......   $11.19       $0.47(a)         $0.44          $0.91      $(0.47)       $(0.06)         $(0.19)
  Year ended 9/30/97 .......    10.84        0.51(a)          0.58           1.09       (0.51)        (0.03)          (0.20)
  Year ended 9/30/96 .......    10.49        0.52(a)          0.45           0.97       (0.52)        (0.02)          (0.08)
  Year ended 9/30/95 .......    10.12        0.52             0.39           0.91       (0.52)        (0.02)           0.00
  3/29/94+ to 9/30/94 ......    10.00        0.25             0.13           0.38       (0.26)         0.00            0.00

Michigan Portfolio
  Class A
  Year ended 9/30/98 .......   $10.52       $0.48(a)         $0.44          $0.92      $(0.48)       $(0.05)         $(0.29)
  Year ended 9/30/97 .......    10.12        0.53(a)          0.55           1.08       (0.53)        (0.02)          (0.13)
  Year ended 9/30/96 .......    10.10        0.52(a)          0.22           0.74       (0.52)        (0.03)          (0.17)
  Year ended 9/30/95 .......     9.35        0.52             0.78           1.30       (0.52)        (0.03)           0.00
  2/25/94+ to 9/30/94 ......    10.00        0.33            (0.65)         (0.32)      (0.33)         0.00            0.00



                                Less Distributions                                          Ratios/Supplemental Data
                                ------------------                         ---------------------------------------------------------

                                      Total        Net Asset                                 Ratio of    Ratio of Net
                                    Dividends       Value,                   Net Assets,     Expenses   Income/Loss to
                                       and          End of      Total       End of Period   to Average     Average       Portfolio
Fiscal Year or Period             Distributions     Period     Return(b)   (000's omitted)  Net Assets    Net Assets   Turnover Rate
---------------------             -------------    ---------  -----------  ---------------  ----------  -------------- -------------
California Portfolio (continued)
  Class C
  Year ended 10/31/98 ......         $(0.51)        $11.33        7.36%       $124,115        1.42%(f)       4.29%          22%
  Year ended 10/31/97 ......          (0.51)         11.04        9.29          90,742        1.48(f)        4.73           20
  Year ended 10/31/96 ......          (0.51)         10.59        6.38          90,917        1.47(f)        4.87           49
  Year ended 10/31/95 ......          (0.51)         10.45       16.64          87,793        1.44(f)        5.22           39
  Year ended 10/31/94 ......          (0.58)          9.43       (8.43)        103,622        1.34(f)        5.06           45

Insured California Portfolio
  Class A
  Year ended 10/31/98 ......         $(0.67)        $14.25        7.60%       $113,102        1.05%          4.52%           0%
  Year ended 10/31/97 ......          (0.69)         13.89        9.18         103,647        1.11           5.09           35
  Year ended 10/31/96 ......          (0.68)         13.39        5.79         101,542        1.08           5.19          118
  Year ended 10/31/95 ......          (0.69)         13.32       19.29         103,940        1.04(g)        5.34          103
  Year ended 10/31/94 ......          (1.16)         11.79       (9.73)         94,857        0.82(g)        5.29          100
  Class B
  Year ended 10/31/98 ......         $(0.57)        $14.25        6.84%       $ 29,957        1.76%          3.82%           0%
  Year ended 10/31/97 ......          (0.59)         13.89        8.37          27,976        1.81           4.39           35
  Year ended 10/31/96 ......          (0.58)         13.39        4.99          26,696        1.79           4.49          118
  Year ended 10/31/95 ......          (0.59)         13.32       18.35          27,816        1.74(g)        4.61          103
  Year ended 10/31/94 ......          (1.06)         11.79      (10.43)         24,591        1.53(g)        4.60          100
  Class C
  Year ended 10/31/98 ......         $(0.57)        $14.25        6.84%       $ 16,013        1.75%          3.82%           0%
  Year ended 10/31/97 ......          (0.59)         13.89        8.37          13,436        1.81           4.39           35
  Year ended 10/31/96 ......          (0.58)         13.39        4.99          12,826        1.78           4.49          118
  Year ended 10/31/95 ......          (0.59)         13.32       18.35          14,323        1.74(g)        4.64          103
  Year ended 10/31/94 ......          (1.06)         11.79      (10.43)         12,472        1.52(g)        4.59          100

Florida Portfolio
  Class A
  Year ended 9/30/98 .......         $(0.55)        $10.48        8.97%       $ 44,440        0.73%(h)       5.14%          65%
  Year ended 9/30/97 .......          (0.55)         10.14       10.14          17,516        0.73(h)        5.58          204
  Year ended 9/30/96 .......          (0.55)          9.73        7.45          14,297        0.73(h)        5.52          237
  Year ended 9/30/95 .......          (0.55)          9.58       14.44          11,956        0.73(h)        5.91          146
  Year ended 9/30/94 .......          (0.56)          8.89       (8.03)          8,227        0.38(h)        5.70          185
  Class B
  Year ended 9/30/98 .......         $(0.48)        $10.48        8.22%       $ 40,740        1.43%(h)       4.46%          65%
  Year ended 9/30/97 .......          (0.48)         10.14        9.24          24,820        1.43(h)        4.87          204
  Year ended 9/30/96 .......          (0.48)          9.74        6.78          22,235        1.43(h)        4.81          237
  Year ended 9/30/95 .......          (0.48)          9.58       13.56          20,660        1.42(h)        5.22          146
  Year ended 9/30/94 .......          (0.49)          8.89       (8.72)         18,048        1.08(h)        4.99          185
  Class C
  Year ended 9/30/98 .......         $(0.48)        $10.48        8.22%       $ 31,524        1.43%(h)       4.48%          65%
  Year ended 9/30/97 .......          (0.48)         10.14        9.23          25,722        1.43(h)        4.89          204
  Year ended 9/30/96 .......          (0.48)          9.74        6.78          30,121        1.43(h)        4.81          237
  Year ended 9/30/95 .......          (0.48)          9.58       13.56          30,787        1.42(h)        5.27          146
  Year ended 9/30/94 .......          (0.49)          8.89       (8.72)         42,405        1.08(h)        4.97          185

Massachusetts Portfolio
  Class A
  Year ended 9/30/98 .......         $(0.79)        $11.39        9.18%       $ 23,026        0.72%(i)       4.87%          69%
  Year ended 9/30/97 .......          (0.81)         11.19       11.14           9,461        0.72(i)        5.40          134
  Year ended 9/30/96 .......          (0.69)         10.85       10.25           3,211        0.62(i)        5.62          246
  Year ended 9/30/95 .......          (0.61)         10.50       10.19           1,337        0.60(i)        5.67          155
  3/29/94+ to 9/30/94 ......          (0.30)         10.12        4.14             565        0.60(i)*       5.98*         146
  Class B
  Year ended 9/30/98 .......         $(0.72)        $11.38        8.40%       $ 20,400        1.42%(i)       4.16%          69%
  Year ended 9/30/97 .......          (0.74)         11.19       10.52           7,230        1.42(i)        4.73          134
  Year ended 9/30/96 .......          (0.62)         10.84        9.52           3,683        1.32(i)        4.93          246
  Year ended 9/30/95 .......          (0.54)         10.49        9.32           1,754        1.30(i)        4.90          155
  3/3/94+ to 9/30/94. ......          (0.26)         10.12        3.78             725        1.30(i)*       5.13*         146
  Class C
  Year ended 9/30/98 .......         $(0.72)        $11.38        8.40%       $ 18,050        1.42%(i)       4.18%          69%
  Year ended 9/30/97 .......          (0.74)         11.19       10.52           7,815        1.42(i)        4.75          134
  Year ended 9/30/96 .......          (0.62)         10.84        9.52           4,514        1.31(i)        4.88          246
  Year ended 9/30/95 .......          (0.54)         10.49        9.32           2,556        1.30(i)        4.85          155
  3/29/94+ to 9/30/94 ......          (0.26)         10.12        3.78             774        1.30(i)*       4.00*         146

Michigan Portfolio
  Class A
  Year ended 9/30/98 .......         $(0.82)        $10.62        9.08%       $  8,640        0.96%(j)       4.57%         134%
  Year ended 9/30/97 .......          (0.68)         10.52       11.05           5,836        0.96(j)        5.24          161
  Year ended 9/30/96 .......          (0.72)         10.12        7.54           6,123        0.96(j)        5.21          242
  Year ended 9/30/95 .......          (0.55)         10.10       14.40           5,158        1.36(j)        5.27          151
  2/25/94+ to 9/30/94 ......          (0.33)          9.35       (3.24)          2,473        0.93(j)*       5.83*         222
--------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 46.


                                     40 & 41


                                               Income from Investment Operations          Less Dividends and Distributions
                                         -------------------------------------------  -----------------------------------------
                                                           Net Gains
                              Net Asset       Net         or Losses on                Dividends   Distributions
                                Value,     Investment      Securities     Total from   from Net    in Excess of   Distributions
                              Beginning      Income      (both realized   Investment  Investment  Net Investment      from
Fiscal Year or Period         of Period     (Loss)++     and unrealized)  Operations    Income       Income       Capital Gains
---------------------         ---------  --------------  ---------------  ----------  ----------  --------------  -------------
Michigan Portfolio (continued)
  Class B
  Year ended 9/30/98 .......   $10.52       $0.40(a)         $0.44          $0.84      $(0.40)       $(0.06)         $(0.29)
  Year ended 9/30/97 .......    10.12        0.46(a)          0.55           1.01       (0.46)        (0.02)          (0.13)
  Year ended 9/30/96 .......    10.10        0.45(a)          0.22           0.67       (0.45)        (0.03)          (0.17)
  Year ended 9/30/95 .......     9.35        0.45             0.78           1.23       (0.45)        (0.03)           0.00
  2/25/94+ to 9/30/94 ......    10.00        0.29            (0.65)         (0.36)      (0.29)         0.00            0.00
  Class C
  Year ended 9/30/98 .......   $10.52       $0.41(a)         $0.43          $0.84      $(0.41)       $(0.05)         $(0.29)
  Year ended 9/30/97 .......    10.12        0.46(a)          0.55           1.01       (0.46)        (0.02)          (0.13)
  Year ended 9/30/96 .......    10.10        0.45(a)          0.22           0.67       (0.45)        (0.03)          (0.17)
  Year ended 9/30/95 .......     9.35        0.45             0.78           1.23       (0.45)        (0.03)           0.00
  2/25/94+ to 9/30/94 ......    10.00        0.29            (0.65)         (0.36)      (0.29)         0.00            0.00

Minnesota Portfolio
  Class A
  Year ended 9/30/98 .......   $ 9.97       $0.50(a)         $0.27          $0.77      $(0.50)       $(0.02)         $ 0.00
  Year ended 9/30/97 .......     9.58        0.53(a)          0.39           0.92       (0.53)         0.00            0.00
  Year ended 9/30/96 .......     9.49        0.53(a)          0.11           0.64       (0.53)        (0.02)           0.00
  Year ended 9/30/95 .......     9.19        0.53             0.32           0.85       (0.53)        (0.02)           0.00
  Year ended 9/30/94 .......    10.28        0.55            (1.09)         (0.54)      (0.55)         0.00            0.00
  Class B
  Year ended 9/30/98 .......   $ 9.97       $0.42(a)         $0.28          $0.70      $(0.42)       $(0.03)         $ 0.00
  Year ended 9/30/97 .......     9.58        0.46(a)          0.39           0.85       (0.46)         0.00            0.00
  Year ended 9/30/96 .......     9.49        0.46(a)          0.11           0.57       (0.46)        (0.02)           0.00
  Year ended 9/30/95 .......     9.18        0.46             0.33           0.79       (0.46)        (0.02)           0.00
  Year ended 9/30/94 .......    10.28        0.48            (1.10)         (0.62)      (0.48)         0.00            0.00
  Class C
  Year ended 9/30/98 .......   $ 9.97       $0.43(a)         $0.27          $0.70      $(0.43)       $(0.02)         $ 0.00
  Year ended 9/30/97 .......     9.58        0.46(a)          0.39           0.85       (0.46)         0.00            0.00
  Year ended 9/30/96 .......     9.50        0.46(a)          0.10           0.56       (0.46)        (0.02)           0.00
  Year ended 9/30/95 .......     9.19        0.46             0.33           0.79       (0.46)        (0.02)           0.00
  Year ended 9/30/94 .......    10.27        0.48            (1.08)         (0.60)      (0.48)         0.00            0.00

New Jersey Portfolio
  Class A
  Year ended 9/30/98 .......   $10.15       $0.51(a)         $0.32          $0.83      $(0.51)       $(0.01)         $ 0.00
  Year ended 9/30/97 .......     9.72        0.51(a)          0.44           0.95       (0.51)        (0.01)           0.00
  Year ended 9/30/96 .......     9.65        0.51(a)          0.11           0.62       (0.51)        (0.04)           0.00
  Year ended 9/30/95 .......     9.07        0.54             0.59           1.13       (0.54)        (0.01)           0.00
  Year ended 9/30/94 .......    10.29        0.55            (1.22)         (0.67)      (0.55)         0.00            0.00
  Class B
  Year ended 9/30/98 .......   $10.16       $0.43(a)         $0.32          $0.75      $(0.43)       $(0.02)         $ 0.00
  Year ended 9/30/97 .......     9.72        0.44(a)          0.45           0.89       (0.44)        (0.01)           0.00
  Year ended 9/30/96 .......     9.66        0.44(a)          0.10           0.54       (0.45)        (0.03)           0.00
  Year ended 9/30/95 .......     9.07        0.47             0.60           1.07       (0.47)        (0.01)           0.00
  Year ended 9/30/94 .......    10.28        0.48            (1.21)         (0.73)      (0.48)         0.00            0.00
  Class C
  Year ended 9/30/98 .......   $10.16       $0.43(a)         $0.32          $0.75      $(0.43)       $(0.02)         $ 0.00
  Year ended 9/30/97 .......     9.72        0.44(a)          0.45           0.89       (0.44)        (0.01)           0.00
  Year ended 9/30/96 .......     9.66        0.44(a)          0.10           0.54       (0.45)        (0.03)           0.00
  Year ended 9/30/95 .......     9.07        0.47             0.60           1.07       (0.47)        (0.01)           0.00
  Year ended 9/30/94 .......    10.28        0.48            (1.21)         (0.73)      (0.48)         0.00            0.00

New York Portfolio
  Class A
  Year ended 10/31/98 ......   $10.10       $0.51(a)         $0.21          $0.72      $(0.51)       $(0.02)         $ 0.00
  Year ended 10/31/97 ......     9.66        0.53(a)          0.46           0.99       (0.54)        (0.01)           0.00
  Year ended 10/31/96 ......     9.62        0.55             0.04           0.59       (0.55)         0.00            0.00
  Year ended 10/31/95 ......     8.72        0.55             0.90           1.45       (0.55)         0.00            0.00
  Year ended 10/31/94 ......    10.17        0.55            (1.40)         (0.85)      (0.55)        (0.01)          (0.04)
  Class B
  Year ended 10/31/98 ......   $10.10       $0.44(a)         $0.21          $0.65      $(0.44)       $(0.02)         $ 0.00
  Year ended 10/31/97 ......     9.66        0.46(a)          0.46           0.92       (0.47)        (0.01)           0.00
  Year ended 10/31/96 ......     9.62        0.48             0.04           0.52       (0.48)         0.00            0.00
  Year ended 10/31/95 ......     8.72        0.48             0.90           1.38       (0.48)         0.00            0.00
  Year ended 10/31/94 ......    10.17        0.48            (1.41)         (0.93)      (0.47)        (0.01)          (0.04)
  Class C
  Year ended 10/31/98 ......   $10.10       $0.44(a)         $0.21          $0.65      $(0.44)       $(0.02)         $ 0.00
  Year ended 10/31/97 ......     9.66        0.46(a)          0.46           0.92       (0.47)        (0.01)           0.00
  Year ended 10/31/96 ......     9.62        0.48             0.04           0.52       (0.48)         0.00            0.00
  Year ended 10/31/95 ......     8.72        0.48             0.90           1.38       (0.48)         0.00            0.00
  Year ended 10/31/94 ......    10.17        0.48            (1.41)         (0.93)      (0.47)        (0.01)          (0.04)



                                Less Distributions                                          Ratios/Supplemental Data
                                ------------------                         ---------------------------------------------------------

                                      Total        Net Asset                                 Ratio of    Ratio of Net
                                    Dividends       Value,                   Net Assets,     Expenses   Income/Loss to
                                       and          End of      Total       End of Period   to Average     Average       Portfolio
Fiscal Year or Period             Distributions     Period     Return(b)   (000's omitted)  Net Assets    Net Assets   Turnover Rate
---------------------             -------------    ---------  -----------  ---------------  ----------  -------------- -------------
Michigan Portfolio (continued)
  Class B
  Year ended 9/30/98 .......         $(0.75)        $10.61        8.26%       $  9,411        1.66%(j)       3.87%         134%
  Year ended 9/30/97 .......          (0.61)         10.52       10.30           5,300        1.66(j)        4.53          161
  Year ended 9/30/96 .......          (0.65)         10.12        6.80           3,553        1.66(j)        4.51          242
  Year ended 9/30/95 .......          (0.48)         10.10       13.58           2,424        2.06(j)        4.57          151
  2/25/94+ to 9/30/94 ......          (0.29)          9.35       (3.65)          1,722        1.63(j)*       4.93*         222
  Class C
  Year ended 9/30/98 .......         $(0.75)        $10.61        8.26%       $  8,983        1.66%(j)       3.88%         134%
  Year ended 9/30/97 .......          (0.61)         10.52       10.30           5,089        1.66(j)        4.55          161
  Year ended 9/30/96 .......          (0.65)         10.12        6.80           3,940        1.66(j)        4.50          242
  Year ended 9/30/95 .......          (0.48)         10.10       13.58           2,886        2.06(j)        4.69          151
  2/25/94+ to 9/30/94 ......          (0.29)          9.35       (3.65)          2,778        1.63(j)*       4.92*         222

Minnesota Portfolio
  Class A
  Year ended 9/30/98 .......         $(0.52)        $10.22        7.94%       $  6,261        0.75%(k)       4.92%          30%
  Year ended 9/30/97 .......          (0.53)          9.97        9.93           4,120        0.75(k)        5.44          131
  Year ended 9/30/96 .......          (0.55)          9.58        6.95           3,165        0.72(k)        5.54          195
  Year ended 9/30/95 .......          (0.55)          9.49        9.63           2,414        0.71(k)        5.71          117
  Year ended 9/30/94 .......          (0.55)          9.19       (5.35)          2,125        0.09(k)        5.71          143
  Class B
  Year ended 9/30/98 .......         $(0.45)        $10.22        7.17%       $ 13,867        1.46%(k)       4.19%          30%
  Year ended 9/30/97 .......          (0.46)          9.97        9.13           8,517        1.46(k)        4.75          131
  Year ended 9/30/96 .......          (0.48)          9.58        6.15           8,291        1.42(k)        4.82          195
  Year ended 9/30/95 .......          (0.48)          9.49        8.90           7,299        1.42(k)        4.97          117
  Year ended 9/30/94 .......          (0.48)          9.18       (6.15)          6,150        0.80(k)        5.00          143
  Class C
  Year ended 9/30/98 .......         $(0.45)        $10.22        7.18%       $  7,716        1.45%(k)       4.23%          30%
  Year ended 9/30/97 .......          (0.46)          9.97        9.13           7,358        1.45(k)        4.76          131
  Year ended 9/30/96 .......          (0.48)          9.58        6.03           6,553        1.41(k)        4.82          195
  Year ended 9/30/95 .......          (0.48)          9.50        8.89           7,305        1.41(k)        5.05          117
  Year ended 9/30/94 .......          (0.48)          9.19       (5.95)          9,489        0.79(k)        4.90          143

New Jersey Portfolio
  Class A
  Year ended 9/30/98 .......         $(0.52)        $10.46        8.36%       $ 22,333        0.82%(l)       4.93%          35%
  Year ended 9/30/97 .......          (0.52)         10.15       10.01          16,309        0.82(l)        5.16           61
  Year ended 9/30/96 .......          (0.55)          9.72        6.57          15,520        0.82(l)        5.26          132
  Year ended 9/30/95 .......          (0.55)          9.65       12.91          11,612        0.82(l)        5.73           86
  Year ended 9/30/94 .......          (0.55)          9.07       (6.67)          9,257        0.20(l)        5.65          171
  Class B
  Year ended 9/30/98 .......         $(0.45)        $10.46        7.50%       $ 48,027        1.53%(l)       4.23%          35%
  Year ended 9/30/97 .......          (0.45)         10.16        9.32          38,308        1.53(l)        4.45           61
  Year ended 9/30/96 .......          (0.48)          9.72        5.66          39,099        1.53(l)        4.56          132
  Year ended 9/30/95 .......          (0.48)          9.66       12.15          34,695        1.53(l)        5.03           86
  Year ended 9/30/94 .......          (0.48)          9.07       (7.28)         30,459        0.91(l)        4.96          171
  Class C
  Year ended 9/30/98 .......         $(0.45)        $10.46        7.50%       $ 26,018        1.52%(l)       4.23%          35%
  Year ended 9/30/97 .......          (0.45)         10.16        9.32          21,404        1.52(l)        4.47           61
  Year ended 9/30/96 .......          (0.48)          9.72        5.66          22,579        1.52(l)        4.56          132
  Year ended 9/30/95 .......          (0.48)          9.66       12.14          21,255        1.52(l)        5.09           86
  Year ended 9/30/94 .......          (0.48)          9.07       (7.28)         26,472        0.90(l)        4.93          171

New York Portfolio
  Class A
  Year ended 10/31/98 ......         $(0.53)        $10.29        7.31%       $207,031        0.61%(m)       5.04%          18%
  Year ended 10/31/97 ......          (0.55)         10.10       10.52         181,745        0.65(m)        5.45           34
  Year ended 10/31/96 ......          (0.55)          9.66        6.30         179,452        0.64(m)        5.66           64
  Year ended 10/31/95 ......          (0.55)          9.62       17.10         183,987        0.75(m)        5.93           69
  Year ended 10/31/94 ......          (0.60)          8.72       (8.76)        182,170        0.66(m)        5.75           69
  Class B
  Year ended 10/31/98 ......         $(0.46)        $10.29        6.57%       $114,739        1.32%(m)       4.34%          18%
  Year ended 10/31/97 ......          (0.48)         10.10        9.72          96,119        1.35(m)        4.75           34
  Year ended 10/31/96 ......          (0.48)          9.66        5.52          96,959        1.35(m)        4.95           64
  Year ended 10/31/95 ......          (0.48)          9.62       16.19          94,400        1.45(m)        5.21           69
  Year ended 10/31/94 ......          (0.52)          8.72       (9.44)         81,941        1.36(m)        5.05           69
  Class C
  Year ended 10/31/98 ......         $(0.46)        $10.29        6.57%       $ 44,736        1.31%(m)       4.33%          18%
  Year ended 10/31/97 ......          (0.48)         10.10        9.72          38,890        1.35(m)        4.75           34
  Year ended 10/31/96 ......          (0.48)          9.66        5.52          34,562        1.34(m)        4.95           64
  Year ended 10/31/95 ......          (0.48)          9.62       16.19          32,259        1.44(m)        5.24           69
  Year ended 10/31/94 ......          (0.52)          8.72       (9.44)         34,646        1.36(m)        5.03           69
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 46.


                                     42 & 43


                                               Income from Investment Operations          Less Dividends and Distributions
                                         -------------------------------------------  -----------------------------------------
                                                           Net Gains
                              Net Asset                   or Losses on                Dividends   Distributions
                                Value,                     Securities     Total from   from Net    in Excess of   Distributions
                              Beginning  Net Investment  (both realized   Investment  Investment  Net Investment      from
Fiscal Year or Period         of Period   Income (Loss)  and unrealized)  Operations    Income       Income       Capital Gains
---------------------         ---------  --------------  ---------------  ----------  ----------  --------------  -------------
Ohio Portfolio
  Class A
  Year ended 9/30/98 .......   $10.16       $0.52(a)        $0.30           $0.82      $(0.52)       $(0.01)         $ 0.00
  Year ended 9/30/97 .......     9.61        0.54(a)         0.54            1.08       (0.53)         0.00            0.00
  Year ended 9/30/96 .......     9.53        0.52(a)         0.11            0.63       (0.53)        (0.02)           0.00
  Year ended 9/30/95 .......     9.06        0.54            0.48            1.02       (0.54)        (0.01)           0.00
  Year ended 9/30/94 .......    10.26        0.55           (1.19)          (0.64)      (0.55)         0.00           (0.01)
  Class B
  Year ended 9/30/98 .......   $10.16       $0.45(a)        $0.30           $0.75      $(0.45)       $(0.01)         $ 0.00
  Year ended 9/30/97 .......     9.61        0.48(a)         0.53            1.01       (0.46)         0.00            0.00
  Year ended 9/30/96 .......     9.54        0.46(a)         0.09            0.55       (0.46)        (0.02)           0.00
  Year ended 9/30/95 .......     9.06        0.47            0.49            0.96       (0.47)        (0.01)           0.00
  Year ended 9/30/94 .......    10.26        0.48           (1.19)          (0.71)      (0.48)         0.00           (0.01)
  Class C
  Year ended 9/30/98 .......   $10.16       $0.45(a)        $0.30           $0.75      $(0.45)       $(0.01)         $ 0.00
  Year ended 9/30/97 .......     9.61        0.47(a)         0.54            1.01       (0.46)         0.00            0.00
  Year ended 9/30/96 .......     9.54        0.46(a)         0.09            0.55       (0.46)        (0.02)           0.00
  Year ended 9/30/95 .......     9.06        0.47            0.49            0.96       (0.47)        (0.01)           0.00
  Year ended 9/30/94 .......    10.26        0.48           (1.19)          (0.71)      (0.48)         0.00           (0.01)

Pennsylvania Portfolio
  Class A
  Year ended 9/30/98 .......   $10.33       $0.53(a)        $0.35           $0.88      $(0.53)       $(0.02)         $ 0.00
  Year ended 9/30/97 .......     9.85        0.55(a)         0.49            1.04       (0.55)        (0.01)           0.00
  Year ended 9/30/96 .......     9.64        0.49(a)         0.28            0.77       (0.53)        (0.03)           0.00
  Year ended 9/30/95 .......     9.18        0.54            0.48            1.02       (0.54)        (0.02)           0.00
  Year ended 9/30/94 .......    10.25        0.56           (1.06)          (0.50)      (0.56)         0.00           (0.01)
  Class B
  Year ended 9/30/98 .......   $10.33       $0.46(a)        $0.34           $0.80      $(0.46)       $(0.01)         $ 0.00
  Year ended 9/30/97 .......     9.86        0.47(a)         0.49            0.96       (0.47)        (0.02)           0.00
  Year ended 9/30/96 .......     9.65        0.46(a)         0.24            0.70       (0.46)        (0.03)           0.00
  Year ended 9/30/95 .......     9.18        0.47            0.49            0.96       (0.47)        (0.02)           0.00
  Year ended 9/30/94 .......    10.25        0.49           (1.06)          (0.57)      (0.49)         0.00           (0.01)
  Class C
  Year ended 9/30/98 .......   $10.33       $0.46(a)        $0.34           $0.80      $(0.46)       $(0.01)         $ 0.00
  Year ended 9/30/97 .......     9.86        0.47(a)         0.49            0.96       (0.47)        (0.02)           0.00
  Year ended 9/30/96 .......     9.65        0.46(a)         0.24            0.70       (0.46)        (0.03)           0.00
  Year ended 9/30/95 .......     9.18        0.47            0.49            0.96       (0.47)        (0.02)           0.00
  Year ended 9/30/94 .......    10.24        0.49           (1.05)          (0.56)      (0.49)         0.00           (0.01)

Virginia Portfolio
  Class A
  Year ended 9/30/98 .......   $10.90       $0.52(a)         $0.49          $1.01      $(0.52)       $(0.05)         $(0.32)
  Year ended 9/30/97 .......    10.58        0.57(a)          0.57           1.14       (0.57)         0.00           (0.25)
  Year ended 9/30/96 .......    10.29        0.57(a)          0.37           0.94       (0.57)         0.00           (0.08)
  Year ended 9/30/95 .......     9.69        0.56             0.61           1.17       (0.56)        (0.01)           0.00
  4/29/94+ to 9/30/94 ......    10.00        0.24            (0.31)         (0.07)      (0.24)         0.00            0.00
  Class B
  Year ended 9/30/98 .......   $10.90       $0.44(a)         $0.49          $0.93      $(0.44)       $(0.06)         $(0.32)
  Year ended 9/30/97 .......    10.57        0.50(a)          0.58           1.08       (0.50)         0.00           (0.25)
  Year ended 9/30/96 .......    10.29        0.50(a)          0.36           0.86       (0.50)         0.00           (0.08)
  Year ended 9/30/95 .......     9.69        0.49             0.61           1.10       (0.49)        (0.01)           0.00
  4/29/94+ to 9/30/94 ......    10.00        0.22            (0.32)         (0.10)      (0.21)         0.00            0.00
  Class C
  Year ended 9/30/98 .......   $10.90       $0.44(a)         $0.49          $0.93      $(0.44)       $(0.06)         $(0.32)
  Year ended 9/30/97 .......    10.57        0.50(a)          0.58           1.08       (0.50)         0.00           (0.25)
  Year ended 9/30/96 .......    10.29        0.50(a)          0.36           0.86       (0.50)         0.00           (0.08)
  Year ended 9/30/95 .......     9.70        0.49             0.60           1.09       (0.49)        (0.01)           0.00
  4/29/94+ to 9/30/94 ......    10.00        0.21            (0.30)         (0.09)      (0.21)         0.00            0.00



                              Less Distributions                                            Ratios/Supplemental Data
                              ------------------                         -----------------------------------------------------------

                                    Total        Net Asset                                   Ratio of    Ratio of Net
                                  Dividends       Value,                   Net Assets,       Expenses   Income/Loss to
                                     and          End of      Total       End of Period     to Average     Average       Portfolio
Fiscal Year or Period           Distributions     Period     Return(b)   (000's omitted)    Net Assets    Net Assets   Turnover Rate
---------------------           -------------    ---------  -----------  ---------------    ----------  -------------- -------------
Ohio Portfolio
  Class A
  Year ended 9/30/98 .......       $(0.53)        $10.45        8.30%        $14,220          0.75%(n)       5.05%          16%
  Year ended 9/30/97 .......        (0.53)         10.16       11.60           7,596          0.75(n)        5.49          104
  Year ended 9/30/96 .......        (0.55)          9.61        6.72           6,054          0.75(n)        5.47          182
  Year ended 9/30/95 .......        (0.55)          9.53       11.63           4,170          0.75(n)        5.74          108
  Year ended 9/30/94 .......        (0.56)          9.06       (6.44)          2,810          0.04(n)        5.67          161
  Class B
  Year ended 9/30/98 .......       $(0.46)        $10.45        7.56%        $37,289          1.46%(n)       4.34%          16%
  Year ended 9/30/97 .......        (0.46)         10.16       10.80          26,821          1.46(n)        4.81          104
  Year ended 9/30/96 .......        (0.48)          9.61        5.82          25,334          1.46(n)        4.77          182
  Year ended 9/30/95 .......        (0.48)          9.54       10.88          21,821          1.46(n)        5.08          108
  Year ended 9/30/94 .......        (0.49)          9.06       (7.13)         20,267          0.74(n)        4.95          161
  Class C
  Year ended 9/30/98 .......       $(0.46)        $10.45        7.56%        $16,685          1.45%(n)       4.36%          16%
  Year ended 9/30/97 .......        (0.46)         10.16       10.80          14,878          1.45(n)        4.81          104
  Year ended 9/30/96 .......        (0.48)          9.61        5.82          17,203          1.45(n)        4.78          182
  Year ended 9/30/95 .......        (0.48)          9.54       10.88          18,874          1.45(n)        5.14          108
  Year ended 9/30/94 .......        (0.49)          9.06       (7.13)         26,294          0.74(n)        4.89          161

Pennsylvania Portfolio
  Class A
  Year ended 9/30/98 .......       $(0.55)        $10.66        8.72%        $35,632          0.95%(o)       5.10%          70%
  Year ended 9/30/97 .......        (0.56)         10.33       10.85          24,948          0.95(o)        5.44           85
  Year ended 9/30/96 .......        (0.56)          9.85        8.17          21,104          1.00(o)        5.40          185
  Year ended 9/30/95 .......        (0.56)          9.64       11.53           8,721          1.00(o)        5.78          114
  Year ended 9/30/94 .......        (0.57)          9.18       (5.02)          7,149          0.45(o)        5.73          156
  Class B
  Year ended 9/30/98 .......       $(0.47)        $10.66        7.98%        $39,465          1.66%(o)       4.39%          70%
  Year ended 9/30/97 .......        (0.49)         10.33        9.95          30,078          1.66(o)        4.72           85
  Year ended 9/30/96 .......        (0.49)          9.86        7.38          30,440          1.71(o)        4.69          185
  Year ended 9/30/95 .......        (0.49)          9.65       10.78          28,559          1.71(o)        5.09          114
  Year ended 9/30/94 .......        (0.50)          9.18       (5.72)         25,637          1.16(o)        5.01          156
  Class C
  Year ended 9/30/98 .......       $(0.47)        $10.66        7.98%        $17,531          1.65%(o)       4.41%          70%
  Year ended 9/30/97 .......        (0.49)         10.33        9.95          15,486          1.65(o)        4.73           85
  Year ended 9/30/96 .......        (0.49)          9.86        7.37          13,996          1.70(o)        4.69          185
  Year ended 9/30/95 .......        (0.49)          9.65       10.78          15,052          1.70(o)        5.09          114
  Year ended 9/30/94 .......        (0.50)          9.18       (5.63)         18,198          1.15(o)        4.99          156

Virginia Portfolio
  Class A
  Year ended 9/30/98 .......       $(0.89)        $11.02        9.65%        $10,315          0.67%(p)       4.84%          62%
  Year ended 9/30/97 .......        (0.82)         10.90       11.32           3,530          0.67(p)        5.39          258
  Year ended 9/30/96 .......        (0.65)         10.58        9.39           2,455          0.67(p)        5.39          298
  Year ended 9/30/95 .......        (0.57)         10.29       12.46           1,855          0.67(p)        5.59          128
  4/29/94+ to 9/30/94 ......        (0.24)          9.69       (0.71)          1,249          0.57(p)*       5.62*          65
  Class B
  Year ended 9/30/98 .......       $(0.82)        $11.01        8.85%        $15,973          1.37%(p)       4.14%          62%
  Year ended 9/30/97 .......        (0.75)         10.90       10.70           5,020          1.37(p)        4.68          258
  Year ended 9/30/96 .......        (0.58)         10.57        8.57           3,345          1.37(p)        4.70          298
  Year ended 9/30/95 .......        (0.50)         10.29       11.67           1,193          1.37(p)        4.80          128
  4/29/94+ to 9/30/94 ......        (0.21)          9.69       (1.01)            224          1.27(p)*       4.97*          65
  Class C
  Year ended 9/30/98 .......       $(0.82)        $11.01        8.85%        $ 4,597          1.37%(p)       4.11%          62%
  Year ended 9/30/97 .......        (0.75)         10.90       10.70           1,207          1.37(p)        4.66          258
  Year ended 9/30/96 .......        (0.58)         10.57        8.58             642          1.37(p)        4.73          298
  Year ended 9/30/95 .......        (0.50)         10.29       11.56             122          1.37(p)        4.81          128
  4/29/94+ to 9/30/94 ......        (0.21)          9.70       (0.91)             43          1.27(p)*       4.67*          65
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 46.


                                     44 & 45

+     Commencement of operations and/or distribution.
++ Net of expenses assumed and/or waived by Alliance, except in the case of the Insured California Portfolio for the fiscal years ended October 31, 1996, 1997 and 1998.
*     Annualized.
(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent defered sales charges are not reflected in the calculation of total investment returns.
(c) If the National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.08%, 1.11%, 1.10%, 1.09% and 1.09% for Class A shares, 1.79%,
      1.79%, 1.81%, 1.80% and 1.80% for Class B shares and 1.82%, 1.81%, 1.80%,
      1.78% and 1.79% for Class C shares.
(d) If the Insured National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.12%, 1.15%, 1.12%, 1.12% and 1.11% for Class A shares, 1.87%, 1.86%, 1.83%, 1.83% and 1.82% for Class B shares and 1.83%, 1.84%,
      1.82%, 1.82% and 1.81% for Class C shares.
(e) If the Arizona Portfolio had borne all expenses, the respective expense ratios would have been 1.55%, 2.71%, 3.69%, 4.88% and 7.71%* for Class A shares, 2.30%, 3.40%, 4.40%, 5.58% and 8.41%* for Class B shares and
      2.34%, 3.39%, 4.41%, 5.58% and 8.41%* for Class C shares.
(f) If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.04%, 1.05%, 1.05%, 1.04% and 1.05% for Class A shares, 1.75%,
      1.76%, 1.75%, 1.75% and 1.75% for Class B shares and 1.76%, 1.74%, 1.75%,
      1.74% and 1.75% for Class C shares.
(g) If the Insured California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.05%, 1.11%, 1.08%, 1.09% and 1.08% for Class A shares, 1.76%, 1.81%, 1.79%, 1.80% and 1.78% for Class B shares and 1.75%, 1.81%,
      1.78%, 1.79% and 1.77% for Class C shares.
(h) If the Florida Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.27%, 1.35%, 1.33%, 1.33% and 1.27% for Class A shares, 1.97%,
      2.05%, 2.03%, 2.03% and 1.98% for Class B shares and 1.99%, 2.03%, 2.02%,
      2.03% and 1.97% for Class C shares.
(i) If the Massachusetts Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been 1.51%, 2.40%, 3.15%, 6.44% and 13.20%* for Class A shares, 2.22%, 3.07%, 3.85%,7.14% and 13.90%* for Class B shares and 2.21%, 3.09%,
      3.84%, 7.14% and 13.90%* for Class C shares.
(j) If the Michigan Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.89%, 2.46%, 2.77%, 3.43% and 3.97%* for Class A shares, 2.61%,
      3.23%, 3.48%, 4.12% and 4.67%* for Class B shares and 2.59%, 3.20%, 3.48%,
      4.13% and 4.67%* for Class C shares.
(k) If the Minnesota Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.80%, 2.22%, 2.19%, 2.30% and 2.12% for Class A shares, 2.52%,
      2.91%, 2.89%, 3.02% and 2.83% for Class B shares and 2.48%, 2.89%, 2.88%,
      3.00% and 2.82% for Class C shares.
(l) If the New Jersey Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.29%, 1.34%, 1.35%, 1.35% and 1.33% for Class A shares, 2.00%,
      2.04%, 2.05%, 2.06% and 2.03% for Class B shares and 1.99%, 2.03%, 2.04%,
      2.06% and 2.02% for Class C shares.
(m) If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.08%, 1.12%, 1.11%, 1.12% and 1.11% for Class A shares, 1.80%,
      1.84%, 1.82%, 1.83% and 1.82% for Class B shares and 1.82%, 1.82%, 1.81%,
      1.82% and 1.81% for Class C shares.
(n) If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.35%, 1.52%, 1.48%, 1.51% and 1.42% for Class A shares, 2.05%,
      2.22%, 2.18%, 2.21% and 2.13% for Class B shares and 2.04%, 2.20%, 2.16%,
      2.20% and 2.12% for Class C shares.
(o) If the Pennsylvania Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.29%, 1.40%, 1.45%, 1.47% and 1.46% for Class A shares, 2.00%, 2.09%, 2.15%, 2.17% and 2.16% for Class B shares and 1.99%, 2.10%,
      2.14%, 2.17% and 2.15% for Class C shares.
(p) If the Virginia Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been 2.09%, 3.57%, 5.18%, 8.96% and 12.29%* for Class A shares, 2.84%,
      4.29%, 5.88%, 9.66% and 12.99%* for Class B shares and 2.85%, 4.25%,
      5.88%, 9.66% and 12.99%* for Class C shares.

For more information about the Portfolios, the following documents are available upon request:


o Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

o Statement of Additional Information (SAI)

Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this prospectus.


You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting
Alliance:


By mail:           c/o Alliance Fund Services, Inc.
                   P.O. Box 1520
                   Secaucus, NJ 07096


By phone:          For Information: (800) 221-5672
                   For Literature:  (800) 227-4618

Or you may view or obtain these documents from the Commission:

In person:         at the Commission's Public Reference Room in Washington, D.C.

By phone:          1-800-SEC-0330

By mail:           Public Reference Section
                   Securities and Exchange Commission
                   Washington, DC 20549-6009
                   (duplicating fee required)

On the Internet:   www.sec.gov

You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

Alliance Municipal Bond
Funds Subscription
Application

     National Portfolio
     Insured National Portfolio
     Arizona Portfolio
     California Portfolio
     Insured California Portfolio
     Florida Portfolio
     Massachusetts Portfolio
     Michigan Portfolio
     Minnesota Portfolio
     New Jersey Portfolio
     New York Portfolio
     Ohio Portfolio
     Pennsylvania Portfolio
     Virginia Portfolio

To Open Your New Alliance Account...

Please complete the application and mail it to:

          Alliance Fund Services, Inc.
          P.O. Box 1520
          Secaucus, New Jersey 07096-1520

For certified or overnight deliveries, send to:

          Alliance Fund Services, Inc.
          500 Plaza Drive
          Secaucus, New Jersey 07094

Section 1 Your Account Registration (Required)

Complete one of the available choices. To ensure proper tax reporting to the
IRS:

      o     Individuals, Joint Tenants, Transfer on Death and Gift/Transfer to a
            Minor:

            o Indicate your name(s) exactly as it appears on your social security card.

      o     Transfer on Death:

            o     Ensure that your state participates

      o     Trust/Other:

            o Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Section 2 Your Address (Required) Complete in full.

      o     Non-Resident Alien:

            o     Indicate your permanent country of residence.

Section 3 Your Initial Investment (Required)

For each fund in which you are investing: (1) Write the three digit fund number in the column titled `Indicate three digit fund number located below'. (2) Write the dollar amount of your initial purchase in the column titled 'Indicate Dollar Amount'.

(If you are eligible for a reduced sales charge, you must also complete Section
4F). (3) Check off a distribution option for your dividends. (4) Check off a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a preprinted, voided check for that account. If you want your distributions sent to a third party you must complete
Section 4E.

Section 4 Your Shareholder Options

(Complete only those options you want)

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A & 4D. If more than one dividend direction or monthly exchange is desired, please call our Literature Center to obtain a Shareholder Account Services Options Form for completion.

B. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

C. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a preprinted, voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option. Medallion Signature Guarantee is required if your account is not maintained by a broker dealer.

F. Reduced Charges (Class A only) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

Section 5 Shareholder Authorization (Required) All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At: (800) 221-5672.

                       For Literature Call: (800) 227-4618

The Alliance Municiapl Bond Funds Subscription Application

--------------------------------------------------------------------------------
1. Your Account Registration (Please Print in Capital Letters and Mark Check Boxes Where Applicable)
--------------------------------------------------------------------------------

|_| Individual Account [ |_| Male |_| Female ] - or - |_| Joint Account - or -

|_| Transfer On Death [ |_| Male |_| Female ] - or - Gift/Transfer to a Minor

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
Owner or Custodian  (First Name)      (MI)  (Last Name)

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
(First Name) Joint Owner*,            (MI)  (Last Name)
Transfer On Death Beneficiary
or Minor

|_| |_| |_| - |_| |_| - |_| |_| |_| |_|
Social Security Number of Owner or Minor
(required to open account)

If Uniform Gift/Transfer
to Minor Account:
|_| |_| Minor's State of Residence

If Joint Tenants Account: * The Account will be registered "Joint Tenants with right of Survivorship" unless you indicate otherwise below:

|_| In Common |_| By Entirety |_| Community Property

|_| Trust - or - |_| Corporation - or - |_| Other
                                                 -------------------------------

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name of Trustee if applicable         (MI)  (Last Name)
(First Name)

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name of Trust or Corporation or Other Entity

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name of Trust or Corporation or Other Entity continued

|_| |_| |_| |_| |_| |_| |_| |_|      |_| |_| |_| |_| |_| |_| |_| |_| |_|
Trust Dated (MM, DD, YYYY)           Tax ID Number (required to open account)

                               |_| Employer ID Number - OR - |_| Social Security
                                                                 Number

--------------------------------------------------------------------------------
2. Your Address
--------------------------------------------------------------------------------

|_| |_| |_| |_| |_| |_| |_|  |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Street Number                Street Name

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|   |_| |_|    |_| |_| |_| |_| |_|
City                                              State      Zip code

|_| |_| |_| |_| |_| |_| |_| |_|     |_| |_| |_| - |_| |_| |_| - |_| |_| |_| |_|
If Non-U.S., Specify Country        Daytime Phone Number

|_| U.S. Citizen  |_| Resident Alien  |_| Non-Resident Alien


90064GEN-TAMBFApp-P1                                  Alliance Capital [LOGO](R)

--------------------------------------------------------------------------------
3. Your Initial Investment
--------------------------------------------------------------------------------

I hereby subscribe for shares of the following Alliance Bond Fund(s) and elect distribution options as indicated.

---------------------------------------
Broker/Dealer Use Only:  Wire Confirm #

   |_| |_| |_| |_| |_| |_| |_| |_|
---------------------------------------

Dividend and Capital Gain Distribution Options:

R     Reinvest distributions into my fund account.

C Send my distributions in cash to the address I have provided in Section 2. (Complete Section 4D for direct deposit to your bank account. Complete
      Section 4E for payment to a third party).

D Direct my distributions to another Alliance fund. Complete the appropriate portion of Section 4A to direct your distributions (dividends and capital gains) to another Alliance Fund.

-----------  -------------   ----------------------  ---------------------------
  Make all                                               Distribution Options
  checks*    Indicate three                                  *Check One
payable to:    digit Fund    Indicate Dollar Amount  ---------------------------
  Alliance       number                               Dividends    Capital Gains
   Funds     located below                            R   C   D     R   C   D
-----------  -------------   ----------------------  -----------   -------------
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|


----------------------
  Total Investment       $ |__________________|
----------------------

*     Cash and money orders are not accepted

--------------------------------------------------------------------------------
Alliance Municipal Bond Fund Names and Numbers
--------------------------------------------------------------------------------

                              -------------     --------------     ------------
                                                  Contingent
                              Initial Sales     Deferred Sales     Asset-Based
                                 Charge             Charge         Sales Charge
                                   A                   B                C
                              -------------     --------------     ------------
National Portfolio                 84                 284              384
--------------------------------------------------------------------------------
Insured National Portfolio         86                 286              386
--------------------------------------------------------------------------------
Arizona Portfolio                 114                 214              314
--------------------------------------------------------------------------------
California Portfolio               85                 285              385
--------------------------------------------------------------------------------
Insured California Portfolio       91                 291              391
--------------------------------------------------------------------------------
Florida Portfolio                  65                 265              365
--------------------------------------------------------------------------------
Massachusetts Portfolio           115                 215              315
--------------------------------------------------------------------------------
Michigan Portfolio                117                 217              317
--------------------------------------------------------------------------------
Minnesota Portfolio                61                 261              361
--------------------------------------------------------------------------------
New Jersey Portfolio               69                 269              369
--------------------------------------------------------------------------------
New York Portfolio                 83                 283              383
--------------------------------------------------------------------------------
Ohio Portfolio                     80                 280              380
--------------------------------------------------------------------------------
Pennsylvania Portfolio             67                 267              367
--------------------------------------------------------------------------------
Virginia Portfolio                121                 221              321

90064GEN-TAMBFApp-P2

--------------------------------------------------------------------------------
4. Your Shareholder Options
--------------------------------------------------------------------------------

A. Automatic Investment Plans (AIP)

|_| Withdraw From My Bank Account Via EFT* I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

1 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

2 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

3 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

                Frequency:  M = monthly  Q = quarterly  A = annually

      * Electronic Funds Transfer. Your bank must be a member of the National Automated Clearing House Association (NACHA)

|_| Direct My Distributions As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance Fund.

      FROM:    |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

      TO:      |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

|_| Exchange My Shares Monthly I authorize Alliance to transact monthly exchanges, within the same class of shares, between my fund accounts as listed below.

      FROM:    |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

               |_| |_| , |_| |_| |_|.00    |_| |_|
               Amount ($25 minimum)        Day of Exchange**

      TO:      |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

      ** Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

B. Purchases and Redemptions Via EFT

      You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

      Instructions:     o     Review the information in the Prospectus about
                              telephone transaction services.

                        o If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

|_|   Purchases and Redemptions via EFT

      I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

--------------------------------------------------------------------------------
      For shares recently purchased by check or electronic funds transfer redemption proceeds will not be made available until the Fund is reasonably assured the check or electronic funds transfer has been collected, normally 15 calendar days after the purchase date.
--------------------------------------------------------------------------------

90064GEN-TAMBFApp-P3

--------------------------------------------------------------------------------
4. Your Shareholder Options (CONTINUED)
--------------------------------------------------------------------------------

C.    Systematic Withdrawal Plans (SWP)

      In order to establish a SWP, you must reinvest all dividends and capital gains.

      |_| I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

1 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

2 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

3 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

                Frequency:  M = monthly  Q = quarterly  A = annually

      Please send my SWP proceeds to:

      |_|   My Address of Record (via check)

      |_| The Payee and address specified in section 4E (via check) (Medallion Signature Guarantee required)

      |_| My checking account-via EFT (complete section 4D) Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your bank account. Otherwise payment will be made by check

D. Bank Information This bank account information will be used for:

      |_|   Distributions (Section 3)

      |_|   Automatic Investments (Section 4A)

      |_|   Telephone Transactions (Section 4B)

      |_|   Withdrawals (Section 4C)

--------------------------------------------------------------------------------
Please Tape a Pre-printed Voided Check Here*
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

* The above services cannot be established without a pre-printed voided check.

      For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records. If the registration at the bank differs from that on the Alliance mutual fund, all parties must sign in
      Section 5.

|_| |_| |_| |_| |_| |_| |_| |_| |_|
Your Bank's ABA Routing Number

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Your Bank Account Number

|_| Checking Account  |_| Savings Account

90064GEN-TAMBFApp-P4

--------------------------------------------------------------------------------
4. Your Shareholder Options (CONTINUED)
--------------------------------------------------------------------------------

E. Third Party Payment Details Your signature(s) in Section 5 must be Medallion Signature Guaranteed if your account is not maintained by a broker/dealer. This third party payee information will be used for:

    |_| Distributions (section 3)   |_| Systematic Withdrawals (section 4C)

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name (First Name)                     (MI)  (Last Name)


|_| |_| |_| |_| |_| |_| |_|  |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Street Number                Street Name

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|   |_| |_|    |_| |_| |_| |_| |_|
City                                              State      Zip code

F. Reduced Charges (Class A only) If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please complete the Right to Accumulation section or the Statement of Intent section.

        |_|  A.  Right of Accumulation

             Please link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

             ________________________   ________________________

             ________________________   ________________________
             Tax ID or Account Number   Tax ID or Account Number

             ________________________

             ________________________
             Tax ID or Account Number

        |_|  B.  Statement of Intent

             I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:

             |_|  $100,000   |_|  $250,000   |_|  $500,000   |_|  $1,000,000

             If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.

--------------------------------------------------------------------------------
Dealer/Agent Authorization - For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

____________________________________    ______________________________________
Dealer/Agent Firm                       Authorized Signature

___________________________      |_|    ______________________________________
Representative First Name        MI     Last Name

____________________________________    ______________________________________
Dealer/Agent Firm Number                Representative Number

____________________________________    ______________________________________
Branch Number                           Branch Telephone Number

______________________________________________________________________________
Branch Office Address

____________________________________    |_| |_|   ____________________________
City                                    State     Zip Code

90064GEN-TAMBFApp-P5

--------------------------------------------------------------------------------
5. Shareholder Authorization -- This section MUST be completed
--------------------------------------------------------------------------------

      Telephone Exchanges and Redemptions by Check

      Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days. The maximum telephone redemption amount is $50,000 for redemptions by check.

            |_| I do not elect the telephone exchange service

            |_| I do not elect the telephone redemption by check service

      By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

      For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in Section 2.

      I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

      I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or I am waiting for a number to be issued to me and that I have not been notified that this account is subject to backup withholding.

      The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.


-----------------------------------------------------------      -------------
Signature                                                        Date


-----------------------------------------------------------      -------------
Signature                                                        Date


--------------------------------------------
Medallion Signature Guarantee required if completing Section 4E and your mutual fund is not maintained by a broker dealer

90064GEN-TAMBFApp-P6                                  Alliance Capital [LOGO](R)

--------------------------------------------------------------------------------
Signature Card
--------------------------------------------------------------------------------

Alliance Capital [LOGO](R)

Medallion Signature Guarantee (see reverse)

Dealer/Bank Name:_______________________________________________________________

                                                                ----------------
FUND ACCT. NO.:*______________________________________________    *Information
                                                                  Necessary to
FUND NAME:*___________________________________________________  Complete Request
                                                                ----------------
ACCOUNT NAME(S) AS REGISTERED:

________________________________________________________________________________

________________________________________________________________________________

SHAREHOLDER ADDRESS:

________________________________________________________________________________

________________________________________________________________________________

SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER:*

________________________________________________________________________________

AUTHORIZED SIGNATURES:

1. _____________________________________________________________________________

2. _____________________________________________________________________________

3. _____________________________________________________________________________

Joint Accounts check one:     |_| Either owner is authorized to sign Redemption
                                  Checks
                              |_| All owners are required to sign Redemption
                              Checks (If no box is checked, only one signature will be required.)

Checkbooks are not transferable to other accounts. If you change account numbers, change funds or change of ownership you must reapply for check-writing.

STATE STREET BANK AND TRUST COMPANY       Subject to conditions on reverse side.

--------------------------------------------------------------------------------
Signature Card
--------------------------------------------------------------------------------

The payment of funds is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

State Street Bank and Trust Company (the "Bank") is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank.

      (1) if pertaining to an Alliance deposit account (the "Account") - to direct Alliance, which as the Depositor's agent and nominee maintains such Account on the Depositors behalf at one or more depository institutions, to withdraw funds from the Account in the amounts of such checks for deposit in this checking account. Alliance hereby appointed the Depositor's agent and, where appropriate, messenger for the purpose of effecting such withdrawals.

      (2) if pertaining to an Alliance Mutual Fund (the "Fund") - to transmit such checks to the Fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus or Information Statement for each Alliance mutual fund or deposit account as to which the Depositor has arranged to redeem shares or withdraw funds by check-writing. The Bank is further authorized to effect withdrawals or redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees that he shall be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time, that the Bank has the right not to honor checks which do not meet the Banks normal standards for checks presented to it, that the Bank and Alliance have the right to change, modify or terminate this check-writing service at any time; and that the Bank shall be liable only for its own negligence.

Medallion Signature Guarantee - Signatures must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17 Ad-15 of the Securities Exchange Act of 1934. This would include such institutions such as banks and brokerage firms.

Send this card with any necessary authorizing documentation to:

Alliance  Fund  Services
Attn: Checkwriting Department
P.O. Box 1520
Secaucus, NJ 07096-1520

[LOGO]                       ALLIANCE MUNICIPAL INCOME FUND II
________________________________________________________________
c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        February 1, 1999
________________________________________________________________

    This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (the "Portfolios") of Alliance Municipal Income Fund II (the "Fund") that offers the Class A, Class B and Class C shares of the Portfolios (the "Prospectus") and, if the Portfolios begin to offer Advisor Class shares, the prospectus for the Portfolios that offers the Advisor Class shares of the Portfolios (the "Advisor Class Prospectus" and, together with the Prospectus for the Portfolios that offers the Class A, Class B and Class C shares, the "Prospectus(es)"). The Portfolios currently do not offer Advisor Class shares. Copies of such Prospectus(es) may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                           PAGE
Investment Policies and Restrictions.......................
Management of the Fund.....................................
Expenses of the Fund.......................................
Purchase of Shares.........................................
Redemption and Repurchase of Shares........................
Shareholder Services.......................................
Net Asset Value............................................
Dividends, Distributions and Taxes.........................
Portfolio Transactions.....................................
General Information........................................
Report of Independent Auditors and
  Financial Statements.....................................
Appendix A:  Bond and Commercial Paper Ratings.............A-1
Appendix B:  Futures Contracts and Related Options.........B-1
Appendix C:  Options on Municipal and U.S.
           Government Securities...........................C-1

____________________
(R): This registered service mark used under license from the Owner, Alliance Capital Management L.P.

_________________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
_________________________________________________________________



         Alliance Municipal Income Fund II (the "Fund") is a non-diversified, open-end investment company. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Trustees of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified prior to a material change in such policies.

Alternative Minimum Tax

         Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

         Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject Bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Risks of Concentration In a Single State

         The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligers on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

         Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "Description of the Portfolios--Municipal Securities" in the Prospectus. See also "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

         The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia, and are based primarily on information from state publications with respect to Arizona, and from official statements made available in May 1997 with respect to Virginia, August 1997 with respect to Minnesota, September 1997 with respect to Florida and Massachusetts, November 1997 with respect to Michigan and Pennsylvania and December 1997 with respect to New Jersey and Ohio in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolios invest or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolios. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

ARIZONA PORTFOLIO

         The Arizona Portfolio seeks the highest level of current income exempt from both federal income tax and State of Arizona ("Arizona" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Arizona personal income tax. As a matter of fundamental policy, at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Arizona securities. As a matter of fundamental policy, the Arizona Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Arizona Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Arizona Portfolio are available only to Arizona residents.

         The following is based on information obtained from the Comprehensive Annual Financial Report of the State of Arizona dated December 11, 1998 and the Arizona Department of Commerce,
Arizona Development Update, November/December 1998.

Economic Climate

         Arizona has been, and is projected to continue to be, one of the fastest growing states in the United States. Over the last several decades, Arizona has outpaced most other regions of the country in virtually every major category of growth. For example, according to the U.S. Census Bureau, Arizona's 2.9% population growth from July 1995 to July 1996 was the second fastest rate in the nation, and compares to a national growth rate of 0.91% for the same period. Arizona's unemployment rate is consistently among the lowest in the nation, and is at its lowest level since the early 1970s. The unemployment rate in Arizona in September 1998 was 4.3% compared to a national rate of 4.6%. Arizona's population was estimated by the Arizona State University College of Business to be 4.66 million in the first quarter of 1998, a 21% increase since 1990.

         Geographically, Arizona is the nation's sixth largest state (113,417 square miles). The State is divided into fifteen counties. Two of these counties, Maricopa County and Pima County, are more urban in nature and are currently experiencing strong population growth.

         The growth of Arizona's two major metropolitan statistical areas has historically compared favorably with that of the average for the United States, as well as other major metropolitan areas, during periods of both economic contraction and expansion. Beginning in late 1993 Arizona's economy began a significant expansion resulting in substantial job creation outside the State's historically dominant employment sectors.

         Over the past decade, Arizona's two major metropolitan areas have diversified their employment base in an attempt to buffer against the cyclical nature of various industries and markets. While employment in the mining and agricultural industries has diminished over the last 25 years, job growth has occurred in the aerospace and high technology, construction, finance, insurance, tourism and real estate industries. The service industry is Arizona's single largest employment sector.
A significant percentage of these jobs are directly related to tourism. In the late 1980's and early 1990's, Arizona's economy was adversely affected by problems in the real estate industry, including an excessive supply of unoccupied commercial and retail buildings and severe problems with Arizona-based savings and loan associations, many of which were liquidated by the Resolution Trust Corporation ("RTC"). The winding-up of the RTC has led to a substantially improved real estate market in 1995, and commercial and industrial vacancy rates sharply declined in 1996.

         The Arizona Department of Economic Security's Research Administration (the "RA") projects the creation of more than 180,000 additional jobs over the next two years. The RA remains convinced that Arizona's economy will continue growing through the rest of 1998 with moderating momentum, while experiencing some general slowing in 1999.

         With this in mind, the RA is forecasting that the economy will show growth of 4.8% in 1998, while modestly slowing to 4.1% growth in 1999.

         A reform-minded legislature has taken steps to improve Arizona's business climate by reducing taxes and eliminating unnecessary government regulation. Arizona experienced nearly annual budget crises during the late 1980's. However, between 1992 and 1997 the Legislature restrained the growth of State expenditures while substantially reducing taxes. In 1998, the corporate tax rate was reduced by the Arizona legislature to 8% from 9%. In addition, personal income taxes were reduced again, for a total decrease of 31% over the past six years. Nevertheless, tax collections have risen each year since 1994 and the Joint Legislative Budget Committee projects that, despite a $110 million income tax reduction in 1998, the 1998 corporate income tax collections will increase 37.3% and individual income tax collections will increase 13.1% over 1997. Such results reflect strong economic growth in the State as well as a perceived improvement in the State's business climate.

         Per capita income levels in Arizona have traditionally lagged behind the United States average. However, Arizona's per capita increase in personal income was second in the nation in 1994 and led the nation in 1995. The diversification of Arizona's economy, and its current strength, led to these increases in per capita income, although Arizona still lags behind, and is expected to continue to lag behind, the United States average per capita income. Per capita personal income in Arizona was $21,994 in 1997, as compared with the U.S. average of $25,298.

         Arizona is likely to experience continued population growth in the remainder of the 1990's. The current expansion rate of more than 2% is forecast to continue for the remainder of the decade to be driven by jobs, affordable housing, a warm climate and entrepreneurial flight from more heavily regulated states such as California. It is likely that affordable land and a pervasive pro-development culture will continue to attract employers and job seekers. Arizona's housing industry enjoyed its best year ever in 1996, and has had a robust 20% expansion since 1993.

Financial Condition

         The Finance Division of the Arizona Department of Administration is responsible for preparing and updating financial statements and reports. The State's financial statements are prepared in accordance with generally accepted governmental accounting principles.

         While general obligation bonds are often issued by local governments, the State of Arizona is constitutionally prohibited from issuing general obligation debt. The State relies on pay-as-you-go capital outlays, revenue bonds and certificates of participation to finance capital projects. Each such project is individually rated based on its specific creditworthiness. Certificates of Participation ("COPs") rely upon annual appropriations for debt service payments. Failure of the obligated party to appropriate funds would have a negative impact upon the price of the bond and could lead to a default. The State issued $2.97 million in new COPs and retired $43.1 million during the fiscal year ended June 30, 1998. The State had $360.2 million in COPs outstanding at year end. Principal and interest are covered by lease payments out of current revenues or appropriations from the fund responsible for utilization of the specific buildings.

         Arizona's constitution limits the amount of debt payable from general tax revenues that may be contracted by the state to $350,000. This, as a practical matter, precludes the use of general revenue bonds for state projects. Additionally, certain other issuers have the statutory power to issue obligations payable from other sources of revenue which affect the whole or large portions of the state. The debts are not considered debts of the State because they are secured solely by separate revenue sources. For example, the Arizona Department of Transportation may issue debt for highways that is paid from revenues generated from, among other sources, state gasoline taxes. The three public universities in Arizona may issue debt for university building projects payable from tuition and other fees. The Arizona Power Authority and the University Medical Center may also issue debt.

         Arizona's Constitution also restricts the debt of certain of the state's political subdivisions. No county, city, town, school district, or other municipal corporation of the state may for any purpose become indebted in any manner in an amount exceeding six percent of the taxable property in such county, city, town, school district, or other municipal corporation without the assent of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (a) under no circumstances may any county or school district of the state become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property and (b) any incorporated city or town of the State with such assent may be allowed to become indebted up to a 20% additional amount for
(i) supplying such city or town with water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality,
(ii) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds and recreational facilities, and (iii) the construction, reconstruction, improvement or acquisition of streets, highways or bridges or interests in land for rights-of-way for streets, highways or bridges. Irrigation, power, electrical, agricultural improvement, drainage, flood control and tax levying public improvement districts are, however, exempt from the restrictions on debt set forth in Arizona's constitution and may issue obligations for limited purposes, payable from a variety of revenue sources.

         Arizona's local governmental entities are subject to certain other limitations on their ability to assess taxes and levies which could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for its operations and maintenance expenditures cannot exceed the amount levied in a preceding year by more than 2%. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

         Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. For the 1990-91 budget, the Arizona Legislature increased taxes by over $250 million, which led to a citizen's referendum designed to repeal the tax increase until the voters could consider the measure at a general election. After an unsuccessful court challenge, the tax increase went into effect. In 1992, Arizona voters adopted Proposition 108, an initiative and amendment to the State's constitution which requires a two-thirds vote by the Legislature and signature by the Governor for any net increase in state revenues, including the imposition of a new tax, an increase in a tax rate or rates and a reduction or elimination of a tax deduction. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the Legislature. This makes any future tax increase more difficult to achieve. The conservative nature of Arizona's Legislature means that tax increases are less likely. From 1992 through 1996, the State adopted substantial tax relief, including the 20% individual income tax reduction described above. In 1996, the Legislature reduced property taxes by $200 million, in part by repealing the state tax levy of $.47 per $100 assessed valuation.

         The General Fund ended the June 30, 1998, fiscal year with a $858.1 million unreserved fund balance and a $357.0 million reserved fund balance for a total fund balance of $1.215 billion. This compares to the prior year's total fund balance of $1.127 billion. Included in the $357.0 million reserved fund balance is $291.7 million for the budget stabilization fund.

         The State's enterprise funds are comprised of governmental and quasi-governmental agencies that provide goods and services to the public on a charge-for-service basis. One of the largest enterprise funds is the lottery fund. The lottery fund generated $251.5 million of operating revenues and $45.5 million of income before transfers during fiscal year 1998. The enterprise funds ended fiscal year 1998 with a combined equity of $132.8 million for the primary government and $106.1 million for the component units (GAAP basis). The state compensation fund's policyholders' surplus was $272.7 million (non-GAAP basis).

         Arizona municipalities rely on a variety of revenue sources. While municipalities cannot collect an income tax, they do impose sales and property taxes. Municipalities also rely on State shared revenues. School districts are funded by a combination of local property taxes and State assistance. In 1993 Maricopa County had a $4.5 million general fund deficit and no reserves. The Maricopa County Board of Supervisors, however, passed a deficit reduction plan which purports to cut the deficit to zero and create a $10 million reserve for contingency liabilities, such as lawsuits. Maricopa County's financial condition has recently improved. However, The Maricopa County health care budget currently is running a substantial deficit. The county is considering privatization of its health care operations.

Litigation

         In Arizona Public Service v. Apache County, the taxpayers challenged the constitutionality of establishing a minimum school tax against mines and utilities. The Arizona Court of Appeals ruled the statute to be unconstitutional and agreed the taxpayers were entitled to a partial refund. The case was remanded to the Tax Court for calculation of the refund. The estimated potential loss to the State is approximately $20 million if the partial refund is upheld or may be $400 million or more if a full refund is ordered by the Court.

         In Kerr v. Waddell, federal employees sued the State claiming income tax refunds on taxes paid on federal employee contributions. The Board of Tax Appeals granted these claims for the years before 1991, but denied the claim for later years. The State did not appeal. The plaintiffs appealed for years after 1990. The outcome cannot be determined. If the State were to lose the appeal, it could incur losses ranging from $20 million to $100 million.

         In Delores Driskell v. Pima County, State of Arizona, homeowners at the Harrison Mills Mobile Home Park in Tucson allege that the State of Arizona and Pima County are responsible for the presence of a methane gas buildup that has devalued their property and caused emotional injuries. The factual investigation of the claims is just beginning, however, the claims appear tenuous. The outcome of the case is uncertain at this time. The claimants allege damages totaling $20 million.

         In Pima County v. State of Arizona, which relates to the Delores Driskell case, Pima County claims that the Arizona State Land Department is liable for methane gas migration from state land, which may give rise to property damage and emotional injuries in nearby Harrison Mills Mobile Home Park. The outcome of this case cannot be determined. The estimated potential loss to the State is $19.4 million.

   Year 2000

         The State is currently addressing Year 2000 compliance issues relating to its computer systems and other electronic equipment. The State has identified 238 computer systems, 1,770 data exchanges and most of the electronic equipment groups that are critical to its operations. These mission-critical systems and equipment groups affect financial, public safety, public health and service and legal mandates of the State's operations. Identified but not included in these mission-critical systems and exchanges are the internal support systems that are essential to the mission critical systems.

         The State has completed the awareness and assessment stages for its mission-critical systems and data exchanges. Most of the electronic equipment groups are in the awareness and assessment stage. Some of the computer systems are in the validation/testing stage and several electronic groups are in the remediation stage. The State has identified 123 mission-critical computer systems that are Year 2000 compliant. Only a few of the electronic equipment groups are Year 2000 compliant.

         Because of the unprecedented nature of the Year 2000 issue, its effects and the success of related remediation efforts will not be fully determinable until the Year 2000 and thereafter. The State cannot assure that it is or will be Year 2000 ready, that the its remediation efforts will be successful in whole or in part, or that parties with whom it does business will be Year 2000 ready.


FLORIDA PORTFOLIO

         The Florida Portfolio seeks the highest level of current income exempt from both federal income tax and State of Florida ("Florida" or the "State") intangible tax that is available without assuming what the Fund's Adviser considers to be undue risk to income to principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Florida intangible tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Florida Securities. As a matter of fundamental policy, the Florida Portfolio will invest as least 80% of its net assets in municipal securities the interest which is exempt from federal income tax. Under normal market conditions, at least 65% of the Florida Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Florida Portfolio are available only to Florida residents.

         The following is based on information obtained from an Official Statement, dated December 15, 1998, relating to
$226,375,000 State of Florida Full Faith and Credit State Board of Education, Public Education Capital Outlay Refunding Bonds,
1998 Series D.

Economic Climate

         As of April 1, 1997 Florida was the fourth most populous state in the nation with an estimated population of 14.7 million. The State's average annual population growth since 1990 has been approximately 1.8 percent while the nation's average annual growth rate for the same period was approximately 1.0 percent.


         From 1992 through 1997 Florida's per capita income rose approximately 25.9%, while the national per capita income increased by 24.1 percent. Real personal income in Florida is forecast to increase 4.9% in 1998-99 and 3.5% in 1999-2000. During these years, real personal income per capita is forecast to grow 3.1% and 1%, respectively. The structure of Florida's income differs from that of the nation. Because Florida has a proportionally greater retiree population, property income (dividends, interest and rent) and transfer payments (Social Security and pension benefits) are a relatively more important source of income.

         Since 1991, the number of Florida's employed persons has
increased by 13.3 percent   Since 1991, the number of  non-
agricultural jobs has increased by over 21.2 percent compared to the national average which increased by only 12.9 percent over the same period. Contributing to Florida's rapid rate of employment growth is international trade. Structural changes to Florida's economy have also contributed heavily to the State's strong performance. The State is now less dependent on employment related to construction, agriculture and manufacturing and more dependent on employment related to trade and services.

         Florida's service industries sector accounts for nearly 35 percent of total non-farm employment in Florida. While structurally the southeast and the nation are endowed with a greater proportion of manufacturing jobs, which tend to pay higher wages than some types of service jobs, service employment has historically tended to be less sensitive to the business cycle. Moreover, manufacturing jobs nationwide and in the southeast are concentrated in areas such as heavy equipment, primary metals, chemicals, and textile mill products. Florida's manufacturing section has a concentration in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These types of jobs tend to be less cyclical than other forms of manufacturing. Tourism is also one of Florida's most important industries. Approximately 47 million people visited Florida in 1997.

         Florida's dependency on the highly cyclical construction and construction-related manufacturing sectors has declined. For example, total contract construction employment as a share of total non-farm employment reached a peak of over 10 percent in 1973. In the late 1980s, the share was roughly 7.5 percent percent, and in 1997, the share had edged downward to 5.7 percent. This trend is expected to continue as Florida's economy grows and diversifies. Florida, nevertheless, has a dynamic construction industry, with single and multi-family housing starts accounting for approximately 9.2 percent of total U.S. housing starts in 1996, while the State's population was 5.5 percent of the nation's population. Total private housing starts in Florida were 132,813 in 1997.

         Florida's unemployment rate through much of the 1980's tracked below the national average. Beginning with the recession in the early 1990's, the trend reversed. Since 1995, the average rate of unemployment for Florida has been below or about the same as the nation's.In 1997, Florida's unemployment rate was 4.8%, while the nation's was 4.9%. Total employment is expected to expand 1.1% in 1998-99 and 4.6% the next year. The unemployment rate is expected to average 4.5% in 1998-99 and 4.6% in 1999-2000.

Fiscal Matters

              On November 8, 1994 a constitutional amendment was ratified by the voters which limits the growth in state revenues in a given fiscal year to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the legislature vote to raise the limit. For the first year, which was fiscal year 1995-96, the limit was based on actual revenues from fiscal year 1994-95. State revenues are defined as taxes, licenses, fees, charges for services imposed by the Legislature on individuals, businesses or agencies outside of state government and revenue from the sale of lottery tickets.

         Florida prepares an annual budget which is formulated each year and presented to the Governor and Legislature. Under current law, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues each State fiscal Year.

         For fiscal year 1998-99, the estimated General Revenue plus Working Capital Fund and Budget Stabilization Fund monies available total $19,463.7 million, a 5.1% increase over 1997-98. The $17,692.4 million in estimated revenues represent a 4.4% increase over the analogous figure in 1997-98. With combined General Revenue, Working Capital Fund, and Budget Stabilization Fund appropriations at $18,185.0 million, including a $100.9 million transfer to the Budget Stabilization Fund, unencumbered reserves at the end of 1998-99 were estimated at $1,379.6 million.

         For fiscal year 1999-2000, the estimated General Revenue plus Working Capital Fund and Budget Stabilization Fund monies available total $19,923.7 million, a 2.4% increase over 1998-99. The $18,386.1 million in estimated revenues represent a 3.9% increase over the analogous figure in 1998-99.

         The Florida Constitution places limitations on the ad valorem taxation of real estate and tangible personal property for all county, municipal or school purposes, and for water management districts. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. The State does not levy ad valorem taxes on real property or tangible personal property. These limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. The Florida Constitution and the Florida Statutes provide for the exemption of homesteads from all taxation, except for assessments for special benefits, up to the assessed valuation of $5,000. For every person who is entitled to the foregoing exemption, the exemption is increased to a total of $25,000 of assessed valuation for taxes levied by governing bodies.

Litigation

         Due to its size and broad range of activities, the State is involved in numerous routine legal actions. The departments involved believe that the results of such pending or anticipated litigation will not materially affect the State of Florida's financial position.

   Year 2000

         The Governor's Office of Planning and Budgeting, the Senate and the House of Representatives created a Year 2000 Task Force in 1997 to provide direction to state agencies for addressing potential year 2000 date change problems. The State has allocated $81 million for the remediation of state agency computer systems. The State expects to complete the remediation of all state agency computer systems by June 1999.

MASSACHUSETTS PORTFOLIO

         The Massachusetts Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Massachusetts ("Massachusetts" or the "Commonwealth") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the Commonwealth, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Massachusetts personal income tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Massachusetts securities. As a matter of fundamental policy, the Massachusetts Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Massachusetts Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Massachusetts Portfolio are available only to Massachusetts residents.

         The following was obtained from an Official Statement of The Commonwealth of Massachusetts, dated September 2, 1998, relating to $499,520,000 General Obligation Refunding Bonds (Variable Rate Demand Bonds), an Official Statement of the Commonwealth of Massachusetts, dated April 30, 1998, relating to $250,000,000 General Obligation Bonds, Consolidated Loan of 1998, Series B and the Governor's Budget Recommendation for Fiscal Year 1999.

Economic Climate

         The Commonwealth of Massachusetts is a densely populated urban state with a well-educated population, comparatively high income levels, low rates of unemployment and a relatively diversified economy. According to the 1990 census, Massachusetts had a population density of 768 persons per square mile, as compared to 70.3 for the United States as a whole. It thus had the third greatest population density following Rhode Island and New Jersey. Massachusetts experienced a modest increase in population between 1980 and 1990. In 1997, the population of Massachusetts was approximately 6,118,000.

         Per capita personal income for Massachusetts residents, unadjusted for differentials in the cost of living, was $29,792 in 1996, as compared to the national average of $24,426. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.

         The Massachusetts service sector, which constituted 35.6 percent of the total non-agricultural work force in February 1998, is the largest sector in the Massachusetts economy. Government employment represents 13.2 percent of total non-agricultural employment in Massachusetts. While total employment in construction, manufacturing, trade, government, services, finance, insurance and real estate declined between 1988 and 1992, the economic recovery that began in 1993 has been accompanied by increased employment levels. Since 1994, total employment levels in Massachusetts have increased at yearly rates greater than 2.0 percent. In 1997, employment levels in every industry increased, including manufacturing employment, which had declined in every year since 1983. The most rapid growth in 1997 came in the construction sector and the services sector, which grew at rates of 6.7 percent and 4.1 percent, respectively.
Total non-agricultural employment in Massachusetts grew at a rate of 2.7 percent in 1997.

         Between 1982 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation. Between 1989 and 1992, however, both Massachusetts and New England have experienced growth rates significantly below the national average. An economic recession in the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. In the first three quarters of 1996, the gross state product for Massachusetts grew at a rate of 2.9 percent, approximately the same rate as the national average. Massachusetts' unemployment rate averaged 8.6 percent in 1992,
6.9 percent in 1993, 6.0 percent in 1994, 5.4 percent in 1995,
4.3 percent in 1996 and 4.0 percent in 1997.

         The unemployment rate in Massachusetts has fallen almost consistently since the peak of 9.6% in mid 1991, and has remained at or below that of the nation for the past three years. Monthly unemployment in Massachusetts in Fiscal Year 1997 averaged a low 4.0% as compared to a national rate of 5.2%. Unemployment is projected at 3.7% through Fiscal Year 1998 and to remain steady at 3.7% to 3.9% annually through calendar year 2000.

         Growth in personal income is expected to decline from the Fiscal Year 1997 rate of about 6.0% to approximately 5.7% in Fiscal 1998. It is expected to fall further in Fiscal Year 1999 to 4.3% to 4.5%, and to remain at that rate through the following few years. However, the rate of inflation (as measured by consumer prices), at least in metropolitan Boston, should continue to outpace that of the nation by approximately 0.5% The risk for Massachusetts include a continued shortage of skilled labor, low net population growth, which will further constrain job creation, and the prominence of the financial services industry in the economy coupled with a relatively high proportion of non-wage income, both of which are sensitive to the performance of the financial markets.

Financial Condition

         Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon.

         Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either
(a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or (c) indirect obligations.

         Debt service expenditures of the Commonwealth in Fiscal Year 1992 totaled $898.3 million, representing a 4.7 percent decrease from Fiscal Year 1991. Debt service expenditures for Fiscal Year 1993, Fiscal Year 1994, Fiscal Year 1995, Fiscal Year 1996 and Fiscal Year 1997 were $1.140 billion, $1.149 billion, $1.231 billion, $1.183 billion and $1.276 billion, respectively, and are projected to be $1.224 billion for Fiscal Year 1998. In January 1990, legislation was enacted which imposes a 10 percent limit on the total appropriations in any fiscal year that may be expended for payment of interest on general obligation debt (excluding Fiscal Recovery Bonds) of Massachusetts.

         Also, Wall Street demonstrated its confidence in the Commonwealth's fiscal policies by again raising the bond rating for Massachusetts. The long-term debt service obligations are projected to decrease by 2 percent, or $26.24 million, from Fiscal Year 1997. Short-term debt service obligations are expected to increase to approximately $49 million in Fiscal Year 1999, as Central Artery/Tunnel Project cash flow requirements begin to outpace the inflow of federal and other third-party revenues. The Commonwealth will fund this interim cash shortfall with Grant Anticipation Notes to be repaid as federal reimbursements are received and Bond Anticipation Notes on third-party financing.

         In Fiscal Year 1998, legislation was approved to construct a new convention center in Boston and to expand existing facilities in Worcester and Springfield. The projects will be financed with increases in certain taxes on hotels and vehicle rentals, and the dedication of state taxes on new businesses in Boston's Convention Center Finance District. These new revenue sources will be sufficient to pay the interest on the general obligation notes that will be sold to finance construction. The notes will be permanently financed with special obligation revenue bonds when construction of the new facility is completed, which is scheduled for 2002.

   Fiscal 1999

         The House of Representatives approved its version of the fiscal 1999 budget on May 7, 1998, and the Senate approved its version on June 3, 1998. After passage of two interim, partial budgets to provide for expenditures during the first 30 days of the fiscal year, the legislative conference committee appointed to reconcile the two versions of the fiscal 1999 budget released its report on July 20, 1998, and the budget was enacted by the Legislature on the same day. Acting Governor Cellucci approved it on July 30, 1998. The Governor vetoed or reduced appropriations totaling approximately $100.9 million. On
July 31, 1998 the Legislature overrode several of these vetoes, restoring approximately $63.1 million of appropriations. After accounting for the value of vetoes and subsequent overrides, the budget provides for total appropriations of approximately $19.5 billion.

         The fiscal 1999 appropriation for pension funding is approximately $965.3 million. This amount is consistent with the amount requested by the Acting Governor, but is approximately $93.9 million less than the amount required by the most recently approved pension funding schedule. The small appropriation is based on the assumption that a revised funding schedule will require reduced funding because of the 1997 change in law eliminating Commonwealth responsibility for funding cost-of-living adjustments incurred by local pension systems. A revised funding schedule has not yet been submitted to the Legislature.

         The fiscal 1999 budget is based on a consensus tax revenue forecast of $14.4 billion, as agreed by both houses of the Legislature in May. The tax cuts incorporated into the budget, valued by the Department of Revenue at $990 million in fiscal 1999, had the effect of reducing the consensus forecast to $13.41 billion. Tax collections in July 1998 totaled $895.5 million, an increase of $96.4 million, or 12.1%, over July 1997. On August 19, 1998 the Executive Office for Administration and Finance raised the fiscal 1999 tax estimate by $200 million to $13.61 billion. This estimate does not reflect the Acting Governor's recommendation of an additional $287.5 million tax reduction pursuant to legislation he filed on August 10, 1998.

   Fiscal 1998

         Preliminary results indicate that tax collections for fiscal 1998 totaled approximately $14.026 billion, an increase of $1.161 billion or 9.0%, over fiscal 1997, and approximately $326 million higher than the final estimate for the year made by the Executive Office for Administration and Finance. On May 5, 1998 the estimate for the year was raised from $13.154 billion to $13.3 billion, and on June 10, 1998 it was raised to $13.7 billion. Projected total fiscal 1998 expenditures are $18.887 billion, including approximately $123 million in anticipated additional fiscal 1998 supplemental appropriations. Among the anticipated appropriations are $46.1 million for Medicaid and $8 million for environmental remediation of certain underground storage tanks in the Commonwealth. If such remediation efforts are not underway by December 23, 1998, the Commonwealth may be liable for substantial penalties imposed by the federal Environmental Protection Agency.

         The Legislature has enacted several bills providing for disposition of the fiscal 1998 surplus, but it has not completed action on final fiscal 1998 appropriations. The final fiscal 1998 supplemental appropriation bill or bills are expected to authorize certain additional post-fiscal 1998 spending to be charged to fiscal 1998. Acting Governor Cellucci has also filed a bill calling for a one-time tax cut of $287.5 million to be charged to fiscal 1998.

   Medicaid

         Although the Commonwealth has undertaken a number of successful Medicaid savings and cost control initiatives in the last five years, the Commonwealth has also expanded the income eligibility ceiling for the Medicaid program from 100% to 133% of the federal poverty level. In fiscal 1998, due to changes in state law and in the state's federal waiver, the Medicaid program enrolled more than 150,000 new members. The original appropriations for this expansion, based on census data that was several years old, were estimated to fund services for 83,000 new members. As a result of this higher than expected enrollment, the Acting Governor has filed a request for supplemental appropriations of $46.1 million for the health care expansion portion of the Medicaid program. The requested appropriations were expected to bring fiscal 1998 Medicaid spending to approximately $3.652 billion, an increase of 5.7% over fiscal 1997. Traditional Medicaid spending has remained within the appropriated spending amounts and expected population growth projections.

   Fiscal 1998 Year-End Surplus

         Legislation approved by the Acting Governor on July 21, 1998 increased the ceiling, effective June 30, 1998, on the amount that can be maintained in the Stabilization Fund from 5% to 7.5% of budgeted revenues. Based on current estimates of fiscal 1998 results, this change increased the statutory ceiling from approximately $984.8 million to approximately $1.477 billion. The current projected fiscal 1998 ending balance in the Stabilization Fund is $972.2 million, assuming enactment of additional tax cuts aggregating $287.5 million as proposed by the Acting Governor.

         The fiscal 1999 budget approved by the Acting Governor on July 30, 1998 contains a provision called for the Comptroller to transfer $162.5 million, as of June 30, 1998, from the General Fund to a newly established Tax Exemption Escrow Trust Fund. By June 30, 1999 the Comptroller is to transfer $162.5 million plus interest from the new fund back to the General Fund. The effect of this provision is to charge to fiscal 1998 the approximate cost allocable to fiscal 1998 of the retroactive income tax reductions approved by the Acting Governor on July 21, 1998.

         On August 5, 1998, the Acting Governor approved legislation establishing a new Brownfields Revitalization Fund and providing for the transfer of $45 million to that fund, to be used through fiscal year 2001 to fund a $15 million access-to-capital program to be administered by the Massachusetts Office of Business Development and a $30 million Brownfields Redevelopment Fund to be administered by the Massachusetts Development Finance Agency. The legislation also contains an additional $12 million in fiscal 1998 appropriations, which are made available through fiscal 2001, to fund Brownfields-related costs of the Attorney General and the Department of Environmental Protection.

         On August 10, 1998 the Acting Governor approved legislation establishing a $60 million Teacher Quality Endowment Fund. Earnings from the investment of moneys credited to the new fund are to be used by the Commissioner of Education to pay signing bonuses to incoming teachers and salary bonuses to existing teachers under a new master teacher corps program. The corpus of the fund is to be left intact. The legislation also provided for the transfer from the General Fund of $200 million to the Tax Reduction Fund (to be applied to a temporary increase in the personal exemptions applicable to 1998 income taxes) and $150 million to the Stabilization Fund (in addition to any other transfer required by state finance law). In addition, the legislation authorized approximately $62.9 million in additional revenues from the state lottery to be distributed to cities and towns on account of fiscal 1998.

         Also on August 10, 1998, the Acting Governor gave his partial approval to legislation providing for a variety of capital appropriations to be charged to fiscal 1998. The bill enacted by the Legislature called for the transfer of approximately $272.4 million from the General Fund and approximately $106.9 million from the Highway Fund to a Capital Improvement and Investment Trust Fund to finance various specified capital expenditures through fiscal 2000. The Acting Governor vetoed many of the proposed capital expenditures, reducing the amount of the General Fund transfer to approximately $96.2 million and the amount of the Highway Fund transfer to $93 million. The Governor filed legislation on the same day calling for an additional $287.5 million to be transferred to the Tax Reduction Fund. That bill has been referred to the House Committee on Ways and Means. Under existing law, the effect of the vetoes is to increase the amount of the fiscal 1998 surplus that will be credited to the Stabilization Fund and the Capital Projects Fund.

         On August 12, 1998, the Acting Governor approved a fiscal 1998 supplemental appropriations bill providing for approximately $70.9 million in fiscal 1998 appropriations to be made available in fiscal 1999 to fund various collective bargaining agreements.

         In November 1980, voters in the Commonwealth approved a state-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the legislature. Proposition 2 1/2 limits the property taxes that a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5% of the full and fair cash value of real estate and personal property therein and (ii) 2.5% over the previous fiscal year's levy limit plus any growth in the base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town. The law contains certain override provisions and, in addition, permits certain debt servicings and expenditures for identified capital projects to be excluded from the limits by a majority vote, in a general or special election.

         During the 1980's, Massachusetts increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal year 1998, approximately 20.6% of Massachusetts' budget is estimated to be allocated to Local Aid. Direct Local Aid increased from $2.359 billion in fiscal year 1992 to $2.547 billion in fiscal year 1993, to $2.727 billion in fiscal year 1994 and to $2.976 billion in fiscal year 1995. Fiscal year 1996 expenditures for direct Local Aid were $3.246 billion, a 9.1% increase over 1995. It is estimated that fiscal year 1997 expenditures for Local Aid will be $3.534 billion, which will be an increase of approximately 8.9% above the fiscal year 1996 level. In addition to direct Local Aid, Massachusetts provides substantial indirect aid to local governments.

         In November 1990, voters approved a petition which regulates the distribution of Local Aid by requiring, subject to appropriation, distribution to cities and towns of no less than 40% of collection from personal income taxes, sales and use taxes, corporate excise taxes, and lottery fund proceeds. The Local Aid distribution to each city or town would equal no less than 100% of the total Local Aid received for fiscal year 1989. Distributions in excess of fiscal year 1989 levels would be based on new formulas that would replace the current Local Aid distribution formulas. By its terms, the new formulas would have called for a substantial increase in direct Local Aid in fiscal year 1992, and would call for such an increase in fiscal year 1993 and in subsequent years. However, Local Aid payments expressly remain subject to annual appropriation, and appropriations for Local Aid in fiscal years 1992 through 1998 have not met the levels set forth in the initiative law.

              During Fiscal Years 1993, 1994, 1995, 1996 and 1997
Medicaid expenditures of the Commonwealth were $3.151 billion, $3.313 billion, $3.898 billion, $3.416 billion and $3.456 billion respectively. The average annual growth rate from Fiscal Year 1993 to Fiscal Year 1997 was 2.3 percent. The Executive Office for Administration and Finance estimates that Fiscal Year 1998 Medicaid expenditures will be approximately $3.620 billion, an increase of 4.7% from fiscal 1997.

         The Division of Medical Assistance has implemented a number of savings and cost control initiatives including managed care, utilization review and the identification of third party liabilities. In spite of increasing caseloads, Massachusetts has managed a substantial reduction in the Medicaid growth rate in expenditures over the last six years. From fiscal 1993 through fiscal 1997, per capita costs grew on average less than 0.6% annually. The total Medicaid caseload for fiscal 1997 was approximately 676,323 (approximately 11.1% of the most recently estimated population of the Commonwealth), as compared to approximately 630,902 in fiscal 1993.

Litigation

         There are pending in courts within the Commonwealth various suits in which the Commonwealth is a defendant. In the opinion of the Attorney General, as of September 2, 1998, no litigation was pending or, to his knowledge, threatened which was likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition. Listed below are certain litigation affecting the Commonwealth.

         In Massachusetts Wholesalers of Malt Beverages v. Commonwealth, associations of bottlers challenged as an unconstitutional taking the 1990 amendments to the bottle bill which escheat abandoned deposits to the Commonwealth. In August 1994, the Superior Court ruled that the Commonwealth is liable for certain amounts. In February 1996, the Commonwealth settled all remaining issues with one group of plaintiffs. Payments to that group will total approximately $7 million. The Legislature appropriated the funds necessary for these payments in its final supplemental budget for fiscal 1996. The Legislature has appropriated approximately $8 million to implement the terms of the settlement with the remaining group of plaintiffs.

   Year 2000

         In June 1997, the Executive Office for Administration and Finance established a Year 2000 Program Management Office within its Information Technology Division. The purpose of the office is to ensure accurate monitoring of the Commonwealth's progress in achieving year 2000 compliance, i.e., remediating or replacing and redeploying affected systems, as well as to identify risk areas and risk mitigation activities and serve as a resource for all state agencies and departments.

         Legislation approved by the Acting Governor on August 10, 1998 appropriated $20.4 million for expenditure by the Information Technology Division to achieve year 2000 compliance for the six Executive Offices and other departments that report directly to the Governor. This amount, together with previously appropriated amounts and expenditures at the departmental level from existing funds, is anticipated to be sufficient to meet most of the remediation efforts for such Executive Offices and departments. The Secretary of Administration and Finance is to report quarterly to the Legislature on the progress being made to address the year 2000 compliance efforts, and to assess the sufficiency of funding levels.

   MICHIGAN PORTFOLIO

         The Michigan Portfolio seeks the highest level of current income exempt from both federal income tax and State of Michigan ("Michigan" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Michigan personal income tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Michigan securities. As a matter of fundamental policy, the Michigan Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Michigan Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Michigan Portfolio are available only to Michigan residents.

         The following is based on information obtained from an Official Statement of the State of Michigan, dated May 20, 1998, relating to $90,000,000 State of Michigan General Obligation Bonds, Environmental Protection Program, Series 1998, and an Official Statement of the Michigan Municipal Bond Authority, dated November 6, 1998, relating to $304,970,000 School Loan Revenue Bonds, Series 1998.

Economic Climate

         In recent years, Michigan's economy has been diversifying, although manufacturing is still an important component of the State's economy. In 1997, employment in manufacturing accounted for 21.75% of Michigan's workforce.

         Michigan's economy has recovered from the recessionary period of the early 1990s. Unemployment rates, which had averaged approximately 9.3% in 1991, declined to 4.2% in 1997. The 1997 unemployment rate was Michigan's lowest in over 30 years and was approximately 0.5% lower than the national average. Michigan's average hourly manufacturing wage increased approximately 23.9%, to $17.17 per hour, between 1990 and 1997, compared to an approximately 21.6% increase, to approximately $13.17 per hour, nationwide. Michigan's per capita income has increased approximately 33.7% since 1990, and in 1997 was $24,998, $300 below the national average.

         The State's May 1998 economic forecast for calendar years 1998 and 1999 projects healthy growth. Real gross domestic product is projected to grow 3.1% in 1998 and 2.0% in 1999, on a calendar year basis. Total wage and salary employment is projected to grow 1.7% in 1998 and 0.8% in 1999. The unemployment rate is projected to average 4.1% in 1998 and 4.4% in 1999, continuing the recent trend of Michigan's unemployment rate being below the national average compared to the 27-year history of having higher unemployment than the nation.

Financial Condition

         As amended in 1978, Michigan's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of Michigan personal income in the prior calendar year or an average of the prior three calendar years, whichever is greater. The percentage is based upon the ratio of the 1978-79 fiscal year revenues to total 1977 Michigan personal income (the total income received by persons in Michigan from all sources as defined and officially reported by the United States Department of Commerce). If revenues in any fiscal year exceed the revenue limitation by one percent or more, the entire amount exceeding the limitation must be rebated in the following fiscal year's personal income tax or single business tax. Annual excesses of less than one percent may be transferred into Michigan's Budget and Economic Stabilization Fund ("BSF"). Michigan may raise taxes in excess of the limit in emergency situations.

         The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that proportion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1995-96.

         The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above.

         Michigan finances its operations through its General Fund and special revenue funds. The Michigan Constitution provides that proposed expenditures from, and revenues of, any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

         The State's budget for fiscal year 1998-99 includes general purpose appropriations of $8,791.7 million, 1.7% above fiscal year 1997-98 projected expenditures, and projected general purpose revenues of approximately $9,067.6 million and total general purpose resources of approximately $8,700.0 million. As of September 30, 1998, the accrued balance of the BSF was estimated to be $428.2 million, net of a reserve for future education funding of an estimated $572.6 million.

         The Michigan Constitution limits Michigan general obligation debt to (i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by Michigan during the preceding fiscal year,
(ii) short- and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.

         On August 19, 1993, the Governor of the State signed into law Act 145, Public Acts of Michigan, 1993 ("Act 145"), a measure which would have significantly impacted financing of primary and secondary school operations and which has resulted in additional property tax and school finance reform legislation.
In order to replace local property tax revenues lost as a result of Act 145, the Michigan Legislature, in December 1993, enacted several statutes which address property tax and school finance reform. The property tax and school finance reform measures included a ballot proposal ("Proposal A") which was approved by voters on March 15, 1994. Under Proposal A, the State sales and use tax was increased from 4% to 6%, the State income tax was decreased from 4.6% to 4.4%, the cigarette tax was increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a State property tax of 6 mills began to be imposed on all real and personal property subject to the general property tax. All local school boards can, with voter approval, levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead and non-qualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

Litigation

         The State is involved in litigation that, if unfavorably resolved from the point of view of the State, could substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care, and refund claims under state taxes. The ultimate disposition and consequences of all of these proceedings are not presently determinable.

         In an order dated June 10, 1997 and a decision rendered July 31, 1997, the Michigan Supreme Court decided, in the consolidated cases of Durant v. State of Michigan and Schmidt v. State of Michigan, that the special education and special education transportation, bilingual education, driver education and school lunch programs provided by local school districts are state mandated programs and, therefore, under the Michigan Constitution the state is obligated to fund these programs. The Court ruled that money damages, without interest, shall be paid to the 84 plaintiff school districts for the full amount of the underfunding for state mandated programs during the 1991-92, 1992-93, and 1993-94 school years. On April 15,1998, $212 million from the BSF was paid to the 84 plaintiff school districts to cover the underfunding for those three years.

         Approximately 400 other school districts have asserted similar claims. The State agreed to pay each "non-Durant" school district for its underfunded state mandated program costs for those same three years, if the district agreed, by March 2, 1998, to waive any claim against the State of the same nature as the claims made by the 84 Durant plaintiffs through September 30, 1997. All "non-Durant" school districts submitted to the statutory waiver by March 2, 1998. It is estimated that the aggregate payments to the "non-Durant" school districts will, over time, total $632 million. Those payments, commencing in fiscal year 1998-99, will be paid out of the BSF and the General

Fund, half in annual payments over 10 years and half in annual payments over 15 years.

         On May 14, 1998, more than 100 Michigan school districts and individuals filed the case of Durant, et al. v. State, et al. ("Durant II") asserting that the current version of the state school aid act violates the Michigan Constitution in much the same manner as prior versions of the act were ruled unconstitutional in Durant. The Durant II plaintiffs seek approximately $347 million for the State's alleged underfunding of special education services and transportation and school lunch programs during the 1997-98 school year, a declaratory judgment that the current version of the state school aid act will not provide proper funding for future school years, and attorney fees and costs. The ultimate disposition of Durant II is not presently determinable.

Year 2000

         On October 1, 1997, the State created the Year 2000 Project Office to provide guidance, coordinate oversight for application software, manage Year 2000 funds, and provide monitoring support and quality assurance. The State has undertaken an inventory and assessment of all applications and classified the software. The State's goal is to have all critical applications Year 2000 compliant by December 31, 1998, and all other applications compliant by September 30, 1999.

         For fiscal year 1996-97, the Year 2000 Office was appropriated $55.6 million. Any unexpended portion of the appropriation was to have been carried over to the next succeeding fiscal year. The Department of Management and Budget currently believes that such appropriations will be sufficient to complete the Year 2000 Project.

         Although the State is currently on schedule to meet its objectives for Year 2000 compliance, the State is not, as of November 1998, Year 2000 compliant. The State currently believes that it will continue to meet the objectives and time frames set forth above for the Year 2000 Project. There can, however, be no assurance that such completion will be done in a timely manner. Further, if the State successfully addresses its Year 2000 compliance there can be no assurance that any other organization or governmental agency with which the State interacts, including State vendors and the federal government, will be Year 2000 compliant. In the event of any such occurrences, the State may face material adverse consequences with respect to its revenues and operations.

MINNESOTA PORTFOLIO

         The Minnesota Portfolio seeks the highest level of current income exempt from both federal income tax and State of Minnesota ("Minnesota" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Minnesota personal income tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Minnesota securities. As a matter of fundamental policy, the Minnesota Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Minnesota Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Minnesota Portfolio are available only to Minnesota residents.

         The following is based on information obtained from an Official Statement, dated October 27, 1998, relating to $299,700,000 State of Minnesota General Obligation Taxable State Various Purpose Bonds and State Refunding Bonds and the Financial Report, dated November 1998, issued by the State (the "Financial Report").

Economic Climate

         Minnesota's population grew from 4,085,000 in 1980 to 4,686,800 in 1997. The state's population growth rate from 1995 to 1996 was 0.93%. In comparison, United States population grew at an annual compound rate of 0.91% during this period. Minnesota population is currently forecast to grow at an annual compounded rate of 0.8% through 2005.

         In 1997, the structure of Minnesota's economy paralleled the structure of the United States economy as a whole. State employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of national employment share.

         In the period 1980 to 1990, overall employment growth in Minnesota increased by 17.9%, lagging behind the nation, whose growth increased by 20.1%. While the importance of the agricultural sector in the State has decreased, manufacturing has been a strong sector, with Minnesota employment growth outperforming that of the United States in both the 1980-1990 and 1990-1996 periods. In the durable goods industries, the State's employment in 1994 was highly concentrated in the industrial machinery, instrument and miscellaneous categories. Of particular importance is the industrial machinery category in which 30.1% of the State's durable goods employment was concentrated in 1997, as compared to 19.7% for the United States as a whole.

         The importance of the State's rich resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 1997, 30.3% of Minnesota's non-durable goods employment was concentrated in food and kindred industries and 16.8% in paper and allied industries. This compares to 22.2% and 9.0%, respectively, for comparable sectors in the national economy. Both of these sectors rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in the State than in the U.S.

         Mining is currently a less significant factor in the State economy than it was previously. Mining employment, primarily in the iron ore or taconite industry, dropped from 17,300 employed in 1979 to 7,900 employed in 1997. It is not expected that mining employment will return to 1979 levels. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

         Since 1980, State per capita personal income has been within four percentage points of national per capita personal income. In 1997, Minnesota per capita personal income was 104.93% of its United States counterpart. During the period 1980 to 1990, Minnesota ranked first in growth of personal income and second during the period 1990 to 1997 among the 12 states in the North Central Region. Over the period 1980 to 1990, Minnesota non-agricultural employment grew 20.3 percent while the entire North Central Region grew 14.4 percent. During the 1990-1997 period, Minnesota non-agricultural employment increased 16.7 percent, while regional employment increased 12.6 percent. Between 1985 and 1995, increases in retail sales in Minnesota averaged 5.6% per year, compounded. This growth, however, was not uniform from year to year. For example, retail sales declined 0.1% in 1987, while growing 11.9% in 1984 and 10.5% in 1992.

         From January 1996 through the first eight months of 1998, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 4.0% in 1996 and 3.3% in 1997, as compared to the national averages of 5.4% and 4.9%, respectively. As of August 1998, Minnesota's 1997 unemployment rate averaged 1.8%, while the national monthly unemployment rate averaged 4.5%. Minnesota's payroll employment is estimated to have increased 2.5% in 1998.

Financial Condition

         Minnesota operates on a biennial budget basis. Prior to each fiscal year of a biennium, the Department of Finance allots a portion of the applicable biennial appropriation to each State agency or other entity for which an appropriation has been made. Supplemental appropriation and changes in revenue measures are sometimes adopted by the Legislature during the biennium. An agency or entity may not expend moneys in excess of its allotment. The State's principal sources of nondedicated revenues are taxes of various types. The Accounting General Fund receives no unrestricted federal grants. The only federal funds deposited into the Accounting General Fund are to reimburse the State for expenditures on behalf of federal programs.

         In January 1997, the Governor submitted a proposed budget to the legislature for the 1997-99 biennium (the "Current Biennium"). The proposed budget was based on the November 1996 forecast of Accounting General Fund revenues and expenditures.

         In February 1997, the Department of Finance prepared a revised forecast of revenues and expenditures, and on the basis of this forecast, the Governor provided supplemental budget recommendations to the legislature in February 1997. Legislative hearings were conducted, after which the legislature enacted appropriation and tax bills having the effect of either adopting or modifying the Governor's proposals. The Governor signed into law most of the bills passed by the legislature, but he also exercised his authority to veto appropriation bills in total or on an item-by-item basis.

         Prior to the Current Biennium, Minnesota law established a Budget Reserve and Cash Flow Account in the Accounting General Fund which served two functions. In 1995, the Minnesota legislature separated the Budget Reserve and Cash Flow Account into two separate accounts; the Cash Flow Account and the Budget Reserve Account, each having a different function.

         The Cash Flow Account was established in the Accounting General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Cash Flow Account Balance is set for the Current Biennium at $350 million. No provision has been made for increasing the balance of the Cash Flow Account from increases in forecast revenues over forecast expenditures.

         The Budget Reserve Account was established in the Accounting General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account and the allocation of surplus forecast balances to the Budget Reserve Account are governed by statute. The Budget Reserve Account balance is set for the Current Biennium at $622 million.

         A special Property Tax Reform Reserve Account of $46 million was appropriated to be used for reform of the property tax system. In addition, 60% of any remaining forecast balance in an odd-numbered year must be added to the Property Tax Reform Reserve Account.

         A revenue and expenditure forecast for the Current Biennium was prepared in February 1998. Accounting General Fund revenues for the Current Biennium were estimated to be $23.465 billion and Accounting General Fund expenditures were estimated to be $20.579 billion. The Financial Report states that Minnesota will enter the next biennium with a budget reserve of more than $622 million dollars, a separate $350 million cash flow account, and an available cash balance of more than $953 million. Unforeseen tobacco settlement funds, an increase in forecast revenues, and a reduction in forecast expenditures combined to increase the projected fiscal year 1998-99 ending balance to $1.526 billion.

         The state's tobacco litigation settlement agreement is composed of two separate streams of funds: "settlement payments", which are to end in Fiscal Year 2003, and "annual payments", which are to continue in perpetuity. The settlement payments total $1.3 billion. The annual payments are to grow from $115 million in fiscal year 2000 to $204 million in fiscal year 2004 and continue at that level in perpetuity. The total estimated revenue to the state is estimated at $6.1 billion over the next 25 years. Revenues received by the State must be appropriated by the legislature and approved by the governor before they can be spent. In addition, the settlement requires the Attorney General to request that $655 million, over a five-year period, be allocated to a public health foundation established by the courts. These funds related to this request must also be appropriated by the legislature and the request must be approved by the governor if it is to take effect.

         MinnesotaCare Program. Legislation passed by the 1992 legislature established the MinnesotaCare program to provide subsidized health care insurance for long-term uninsured Minnesotans, reform individual and small group health insurance regulations, create a health care analysis unit to collect condition-specific data about health care practices in order to develop practice parameters for health care providers, implement certain cost containment measures into the system, and establish an office of rural health to ensure that the health care needs of all Minnesotans are being met.

         A separate account, the Health Care Access Fund, has been established in the State's Special Revenue Fund to account for revenues and expenditures for the Minnesota Care program. Program expenditures are limited to revenues received in the account. Program revenues are derived from dedication of insurance premiums and taxes on hospitals, healthcare providers, HMOs and prescription drugs. Total resources available to the Health Care Access Fund in the Current Biennium are forecast to total $609 million with projected expenditures of $371 million.

         School District Credit Enhancement Program. In 1993, the Legislature established a school district credit enhancement program. Under this program, the state may, in certain circumstances and subject to the availability of funds, issue a warrant and pay debt service coming due on school district obligations. The amounts paid on behalf of any school district are required to be repaid by it with interest either through a reduction of subsequent state-aid payments or, with state approval, by the levy of an ad valorem tax.

         Based upon the amount of certificates of indebtedness and capital notes for equipment and bonds enrolled in the program as of June 1998, during the Current Biennium the total amount of principal and interest coming due is estimated at $197 million, with the maximum amount of principal and interest payable in any one month being $137 million. These amounts are expected to increase. However, the state has not had to make any debt service payments on behalf of school districts under the program and does not expect to make any payments in the future. If such payments are made the state expects to recover all or substantially all the amounts so paid pursuant to contractual agreements with the school districts.

Litigation

         There are now pending against the State legal actions which could, if determined adversely to the State, have a material adverse effect on the State's expenditures and revenues during the Current Biennium.

         In Independent School District No. 625, Saint Paul, Minnesota v. State of Minnesota, the St. Paul School District ("District") commenced a suit in state court against the State of Minnesota, the Legislature, the Governor, the Board of Education, and the Department of Children, Families and Learning and its Commissioner claiming that the State has failed to provide sufficient resources to the District to enable it to provide an adequate education to the District's poor and minority students and students in need of special education and English instruction. The complaint seeks declaratory relief and an order that the State provide the District with the resources it needs. The complaint also seeks an order enjoining the State from continuing to use the current State compensatory aid funding formula which provides additional funding to districts based on the number of students enrolled from families receiving AFDC benefits. While it is impossible at this point to accurately predict the State's exposure in this case, it is possible that the State could be ordered to pay in excess of $10 million to the District.

         In Minneapolis Branch of the NAACP v. State of Minnesota, the Minnesota Branch of the NAACP and several Minneapolis school children and their parents brought suit in State Court against the State of Minnesota, the Governor, the Treasurer, the Auditor, the Attorney General, the Legislature, various legislators, the State Department of Children, Families and Learning and several of its officials, the State Board of Education and its members, and the Metropolitan Council, claiming that the segregation of minority and poor students in the Minneapolis public schools has deprived the students of an adequate education in violation of the Minnesota Constitution. The plaintiffs also claim that the unequal education received by Minneapolis students relative to students in suburban schools violates the Minneapolis students' right to equal protection under the Minnesota Constitution. It is impossible at this point to estimate the State's exposure in this case especially since the plaintiffs have not articulated the precise relief they are seeking. It is possible that the relief the plaintiffs will ultimately request will involve the redistribution of minority and poor families in the Minneapolis/St. Paul metropolitan area. The cost of any such relief, if required to be paid by the State, could exceed $10 million. The District Court has denied several pretrial motions by the State to dismiss the case. The parties are also evaluating a possible alternative dispute resolution process. In the meantime, district court proceedings are continuing.

         Plaintiffs in Peter v. Johnson, et al. claim that the State and school districts are required to provide certain special education services in private, parochial schools. Although damages, costs and attorneys' fees are claimed, no specific dollar amount is identified. If the State should lose the case, the amount of any judgment is difficult to estimate and it is possible that any relief granted could result in the expenditure of funds for education programs in excess of $10 million above current levels.

         In PepsiCo, et al. v. Commissioner of Revenue, a case before the Tax Court, the taxpayers are twelve corporations who claim unconstitutional treatment under certain provisions of the Minnesota tax law. The most significant issue in the case involves the tax provision which accorded a special research and development credit only to domiciliary corporations. The Department of Revenue has not determined the potential refund liability were the plaintiffs to prevail; however, the aggregate refunds to all similarly-situated taxpayers could exceed $10 million.

         In Rural American Bank - Ada f/k/a First Bank of Ada, et al. v. Commissioner of Revenue, the taxpayers claim they are entitled to refunds pursuant to the decision in Cambridge State Bank, et al v. Commissioner of Revenue, in which the Ramsey County District Court struck down a provision of the franchise tax law pursuant to which the State taxed interest income from federal obligations. The complaint and alternative writ of mandamus seek to require the Commissioner to pay refunds to 131 banks who were not parties to the Cambridge State Bank and certain other cases. The district court ruled the Commissioner must pay the refunds. The Commissioner denies any liability to the plaintiffs and an appeal by the Commissioner is anticipated. It is possible that the state could be ordered to pay refunds in excess of $38 million.

NEW JERSEY PORTFOLIO

         The New Jersey Portfolio seeks the highest level of current income exempt from both federal income tax and State of New Jersey ("New Jersey" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position). The Fund will invest at least 80% of its net assets in securities the interest on which is exempt from New Jersey personal income tax (i.e. New Jersey municipal securities). In addition, during periods when the Fund's Adviser believes that New Jersey municipal securities that meet the Portfolio's standards are not available, the Portfolio may invest a portion of its assets in securities whose interest payments are only federally tax-exempt. However, it is anticipated that under normal circumstances substantially all of the Portfolio's total assets will be invested in New Jersey municipal securities. As a matter of fundamental policy, the New Jersey Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the New Jersey Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the New Jersey Portfolio are available only to New Jersey residents.

         The following is based on information obtained from an Official Statement, dated February 15, 1998, relating to $423,120,000 State of New Jersey General Obligation Bonds, consisting of $418,120,000 State of New Jersey General Obligation Bonds (tax-exempt) (various purposes) and $5,000,000 Community Development Bonds (1982) (Series M) (taxable for federal income tax purposes), and the Fiscal Year 1999 Budget in Brief dated February 10, 1998.

Economic Climate

         New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,077 persons per square mile, it is the most densely populated of all the states. Between 1980 and 1990 the annual population growth rate was .49 percent and between 1990 and 1996 the growth rate accelerated to .53 percent. While this rate of growth compared favorably with other Middle Atlantic States, it was less than the national rate of increase. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. In 1976, voters approved casino gambling for Atlantic City, and that city has again become an important State tourist attraction.

         Total personal income in New Jersey stood at $248.0 billion for 1996, an increase of 4.6 percent from 1995. Personal income increased 5.2 percent between 1996 and 1997, and is expected to increase by approximated 4.7 percent in both 1998 and 1999. Historically, New Jersey's average per capita income has been well above the national average. The differential narrowed during the 1970s but widened in the 1980s, and has narrowed slightly in the 1990s. In 1996, the State ranked second among all states in per capita personal income ($31,053). Income growth is anticipated to remain strong, reflecting continued growth in employment levels.

         After experiencing a boom during the mid-1980s, New Jersey, as well as the rest of the Northeast United States, slipped into a slowdown well before the onset of the national recession, which officially began in July 1990 (according to the National Bureau of Economic Research). By the beginning of the national recession, construction activity had already been declining in the State for nearly two years, growth had tapered off markedly in the service sectors and the long-term downtrend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing.

         Reflecting the downturn, the rate of unemployment in New Jersey rose from a low of 3.6 percent during the first quarter of 1989 to a recessionary peak of 8.5 percent in 1992. Since that time, unemployment has decreased significantly. The jobless rate fell to an average of 6.2 percent in 1996 and 5.4 percent during the first nine months of 1997. The State experienced strong employment growth of 1.7 percent during 1997, bringing the employment level to 3.7 million, an increase of more than 40,000 jobs from a pre-recession high set in March of 1989. Employment is projected to grow at a rate of 1.5 percent during 1998 and ease to 0.9 percent in 1999.

         Construction jobs started growing again in 1997 after two weak years and manufacturing declines shrunk from 2-3 percent in 1995-96 to 0.6 percent in 1997. Aggregate growth in the service sector remained strong at 2.6 percent but that masks growth rates in some business service sectors that are above the comparable national rates. Vehicle registrations grew steadily through the first three quarters of the year and should generate the fastest annual pace since 1994.

         The rising economic trend experienced in the State has led to higher retail sales, which showed steady growth from 1992 through 1996, including a 3.8 percent increase from 1995 to 1996.

The higher retail sales, in turn, produced steady increases in retail trade jobs (both full and part time). Retail trade employment has risen by nearly 49,000 since a May 1992 low point. From December 1996 to June 1997, the number of retail jobs rose by 8,700. The strong employment and income picture, supplemented by the three year boom in the financial markets, fueled a resurgence in consumer spending. Consumer spending was 3.3 percent during 1997 and is expected to remain high in 1998 at 2.9 percent. Concern over high consumer debt levels is beginning to wane. Business investment in durable equipment is expected to remain steady in 1998 at a real growth rate of just over 13 percent.

Financial Condition

         The State Constitution provides, in part, that no money may be drawn from the State Treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

         Should it appear that revenues will be less than the amount anticipated in the budget for a fiscal year, the Governor may take steps to reduce State expenditures. The State
Constitution additionally provides that no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

         For the fiscal year ended June 30, 1997, the undesignated fund balances for all funds were projected to be $1.11 billion, an increase of $224.2 million from fiscal year 1996. The undesignated fund balances for all funds are estimated to be $1.02 billion for fiscal year 1998. Revenues for the General Fund, in which the largest part of the financial operations of the state is accounted for, were $10.97 billion for fiscal year 1997 and are estimated to be $11.15 billion in fiscal year 1998.

State Related Obligations

         On March 2, 1992, the New Jersey Sports and Exposition Authority (the "Sports Authority") issued $147,490,000 in State guaranteed bonds and defeased all previously outstanding State guaranteed bonds of the Sports Authority. The State believes that the revenue of the Sports Authority will be sufficient to provide for the payment of debt service on these obligations without recourse to the State's guarantee.

         Legislation enacted in 1992 by the State authorizes the Sports Authority to issue bonds for various purposes payable from State appropriations. Pursuant to this legislation, the Sports Authority and the State Treasure have entered into an agreement (the "State Contract") pursuant to which the Sports Authority will undertake certain projects, including the refunding of certain outstanding bonds of the Sports Authority, and the State Treasurer will credit to the Sports Authority amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the State Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 1997 there were approximately $458,890,000 aggregate principal amount of Sports Authority bonds outstanding, the debt service on which is payable from amounts credited to the Sports Authority Fund pursuant to the State Contract.

         In July 1984, the State created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the TTFA Act, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $700 million plus amounts carried over from prior fiscal years. These bonds are special obligations of the TTFA payable from the payments made by the State pursuant to a contract between the TTFA, the State Treasurer and the Commissioner of Transportation. As of December 16, 1997, there were approximately $3,593,245,000 aggregate principal amount of TTFA issues outstanding including $347,655,000 grant anticipation notes issued by the New Jersey Transit Corporation ("NJT"). To the extent these notes are not paid by NJT, these notes are payable by the TTFA pursuant to a Standby Deficiency Agreement entered into by the TTFA and the Trustee for the notes. The Standby Deficiency Agreement was issued on a parity with all bonds issued by the TTFA.

         Legislation enacted during 1992 by the State authorizes the Economic Development Authority ("EDA") to issue bonds for various economic development purposes. Pursuant to that legislation, EDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which EDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the port Authority of New York and New

Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 1997 there were approximately $228,227,868.90 aggregate principal amount of Economic Recovery Fund Bonds outstanding.

         Legislation enacted in June 1997 authorizes the EDA to issue bonds to pay a portion of the State's unfunded accrued pension liability for the State's retirement systems (the "Unfunded Accrued Pension Liability"), which, together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. The Unfunded Accrued Pension Liability represents pension benefits earned in prior years which, pursuant to standard actuarial practices, are not yet fully funded. On June 30, 1997, the EDA issued $2,803,042,498.56 aggregate principal amount of State Pension Funding Bonds, Series 1997A-1997C. The EDA and the State Treasurer have entered into an agreement which provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

         The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible State entities. "Moral obligation" bonded indebtedness issued by State entities as of October 6, 1997 stood at an aggregate principal amount of $624,324,305.59. Of this total, $409,224,305.59 was issued by the New Jersey Housing and Mortgage Finance Agency which has never had a deficiency in a debt service reserve fund which required the State to appropriate funds to meet its "moral obligation" and which is anticipated to earn revenues which will continue to be sufficient to cover debt service on its bonds. The Higher Education Assistance Authority and the South Jersey Port Corporation were the other two entities which issued moral obligation indebtedness in aggregate principal amounts of $136,385,000 and $78,715,000, respectively. It is anticipated that the Higher Education Assistance Authority's revenues will be sufficient to cover debt service on its bonds. However, the State has periodically provided the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations.

Litigation

         There are a number of suits making monetary claims against the State, its agencies and employees that together if decided in favor of the complainants would significantly increase State expenditures above those anticipated. There are also individual suits that could have that effect. The State is unable at this time to estimate its exposure for these claims and intends to defend these suits vigorously. Among them are suits challenging (a) the constitutionality of annual A-901 hazard and solid waste licensure renewals fees collected by the Department of Environmental Protection and Energy; (b) the state's failure to provide funding to hospitals required by state law to treat all patients, regardless of ability to pay; (c) the State's compliance with the court order in Abbot v. Burke to close the spending gap between poor urban school districts and wealthy districts; (d) the State's compliance with the Clean Water Act and Resource Conservation Recovery Act at Liberty State Park;
(e) the use of monies collected under the Fair Automobile Insurance Reform Act of 1990 through assessments on insurers licensed or admitted to write property and casualty insurance in the State; (f) violations of the Americans with Disabilities Act of 1990 and discrimination charges against the State Department of Corrections; (g) the spousal impoverishment provisions of the Medicare Catastrophic Coverage Act; (h) Medicaid hospital reimbursement since February 1995; (i) efforts to revitalize Atlantic City through the design and construction of a highway and tunnel; (j) reimbursement for Medicare co-insurance and deductibles not paid by the State Medicaid program from 1998 to February 10, 1995; (k) the Pension Bond Financing Act of 1997; and (l) the constitutionality, under the State constitution, of the "family cap" provisions of the State Work First New Jersey Act.

OHIO PORTFOLIO

         The Ohio Portfolio seeks the highest level of income exempt from both federal income tax and State of Ohio ("Ohio" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Ohio personal income tax. As a matter of fundamental policy, at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Ohio securities. As a matter of fundamental policy, the Ohio Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Ohio Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Ohio Portfolio are available only to Ohio residents.

         The following is based on information obtained from an Official Statement, dated December 1, 1997, relating to $40,000,000 State of Ohio Mental Health Capital Facilities Bonds, Series II-1997A, and an Official Statement, dated December 1, 1998, relating to $150,000,000 State of Ohio Higher Education Capital Facilities Bonds, series II-1998C.

Economic Climate

         Ohio's 1996 estimated population of 11,173,000 ranked Ohio seventh among the states in population. Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are approximately 943 incorporated cities and villages (municipalities with populations under 5,000) in Ohio. Six cities have population of over 100,000 and 19 over 50,000.

         The greatest growth in Ohio's employment in recent years, consistent with national trends, has been in the nonmanufacturing area. Nonmanufacturing industries now employ more than three-fourths of all non-agricultural payroll workers in Ohio. However, manufacturing (including auto-related manufacturing) remains an important part of Ohio's economy and Ohio ranked seventh in the nation in 1996 in gross state product derived from manufacturing. Since 1960 the ratio of Ohio to United States aggregate personal income has declined, with Ohio moving from fifth among the states in 1960 to seventh in 1996. The unemployment rate in Ohio declined from 4.6% in 1997 to 3.9% by October 1998.

Financial Condition

         Ohio operates on the basis of a fiscal biennium for its appropriations and expenditures. The State Constitution imposes a duty on the Ohio General Assembly to "provide for raising revenue, sufficient to defray the expenses of the State, for each year, and also a sufficient sum to pay the principal and interest as they become due on the State debt." The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000. The Governor has the power to issue orders to State agencies that will prevent their expenditures and incurred obligations from exceeding available revenue receipts and balances, if he ascertains that such revenue receipts and balances for a current fiscal year will in all probability be less than the appropriations for such year. The last complete fiscal biennium ended June 30, 1997 with a General Revenue Fund ("GRF") fund balance of $834,900,000. At December 1, 1998, the Budget Stabilization Fund had a current balance of $906,891,000.

         Most State operations are financed through the GRF with personal income and sales-use taxes being the major GRF sources. State statutory provisions provide for the use of the Total Operating Fund ("TOF") to manage temporary GRF cash flow deficiencies by permitting the adjustment of payment schedules. The State does not do external revenue anticipation borrowing.

         The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds. These cash balances are consolidated only for the purpose of meeting cash flow requirements and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding fiscal year. The GRF had cash flow deficiencies in five months in Fiscal Year 1998 (the highest being $742,059,000). The Office of Budget and Management (the "OBM") currently reports and projects negative GRF cash flow for five months in Fiscal Year 1999. These deficiencies are due to the temporary mismatches between incoming and outgoing cash flows, and all actual and projected cash flow deficiencies are within the TOF limitations discussed above.

Schools

         The Ohio Supreme Court concluded in a March 1997 decision that major aspects of the State's school funding system are unconstitutional because the system permits spending disparities among districts. It ordered the State to provide for and fund sufficiently a system complying with the Ohio Constitution, staying its order for a year to permit time for responsive corrective actions by the legislature. The Court has indicated that property taxes may still play a role in, but "can no longer be the primary means" of, school funding. As part of its response, the General Assembly has increased State funding for public schools.

         Under the current financial structure, local school districts in Ohio receive a major portion (on a state-wide basis, in the range of 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes and, in 119 districts, income taxes for significant portions of their budgets. A number of the State's 612 public and 49 joint vocational school districts have in any year required special assistance to avoid year-end deficits. A current program provides for individual district local borrowing, with direct application of certain subsidy distributions to repayment, if needed. In fiscal year 1998 under this program, 10 districts borrowed a total of $23,426,000.

         New legislation addresses larger school districts with financial difficulties. The legislation is similar in application to that employed with respect to municipalities, as discussed below. It has been applied to five districts and nine have been placed on a preliminary "fiscal watch" status.

Municipalities

         Ohio's incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive certain State subsidies and reimbursements distributed by the State. Procedures have been established for those few cities and villages that have on occasion faced significant financial problems, which include establishment of a joint State/local commission to monitor the municipality's fiscal affairs, with a financial plan developed to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 24 cities and villages. In 18 of these cities and villages the fiscal situation has been resolved and the procedures terminated. A recent amendment to the fiscal emergency legislation extended its potential application to counties and townships. The provisions of the amendments to the fiscal emergency legislation have been applied to one city.

         At present Ohio itself does not levy any ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The State Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes unlimited as to amount or rate.

Litigation

         The State of Ohio is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. The ultimate disposition of these proceedings is not presently determinable, but in the opinion of the Ohio Attorney General will not have a material adverse effect on payment of State obligations. Litigation pending in federal district court and in the Ohio Court of Claims contests the Ohio Department of Human Services' ("ODHS") prior Medicaid financial eligibility rules for married couples where one spouse is living in a nursing facility and the other spouse resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. It is appealing a court order directing it to provide notice to persons potentially effected by the former rules from 1990 through 1995. It is not possible at this time to predict whether this appeal will be successful or, should plaintiffs prevail, the period (beyond the current fiscal year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures of $600,000,000 for the retroactive period and, based on current law, it is estimated that Ohio's share of those additional Medicaid expenditures would be approximately $240,000,000. The Court of Claims case may come to trial later this year.

   Year 2000

         Major offices of the State have had under way efforts and programs to identify and assess, and remediate when necessary, potential Year 2000 problems, including those relating to data processing systems and other systems and equipment critical to continued and uninterupted State agency operations. In addition to significant review and activity undertaken by OBM, and the State Treasurer and State Auditor offices, a Year 2000 Competency Center has been operating in the Division of Computer Services in the Department of Administrative Services, serving cabinet-level agencies.

PENNSYLVANIA PORTFOLIO

         The Pennsylvania Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the Commonwealth, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Commonwealth of

Pennsylvania personal income tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Pennsylvania securities. As a matter of fundamental policy, the Pennsylvania Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Pennsylvania Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Pennsylvania Portfolio are available only to Pennsylvania residents.

         The following was obtained from an Official Statement dated December 8, 1998, relating to the issuance of $270,000,000
Commonwealth of Pennsylvania General Obligation Bonds, Third
Series of 1998.

Economic Climate

         The Commonwealth of Pennsylvania is the fifth most populous state. Pennsylvania historically was identified as a heavy industry state, although that reputation changed as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in Pennsylvania are in the services sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually, while agribusiness and food related industries support $39 billion in economic activity annually.

         Non-agricultural employment in Pennsylvania over the ten years ending in 1997 increased at an annual rate of 0.76 percent. This rate compares to a 0.17 percent rate for the Middle Atlantic region and 1.69 percent for the U.S. during the period 1988 through 1997. For the five years ending with 1997, employment in the Commonwealth increased an aggregate of 5.4 percent. The growth in employment experienced in Pennsylvania during this period is higher than the aggregate 4.8 percent growth in employment in the Middle Atlantic region for the same period.

         Non-manufacturing employment has increased in recent years to its 1997 level of 82.7 percent of total employment in Pennsylvania. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 17.3 percent of 1997 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1997, the services sector accounted for
31.6 percent of all non-agricultural employment while the trade sector accounted for 22.5 percent.

         Pennsylvania's annual average unemployment rate was below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 6.9 percent in 1991 and 7.5 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1 percent in 1993. As of October 1998, the most recent month for which data is available, the seasonally adjusted unemployment rate for the Commonwealth was 4.7 percent, compared to 4.6 percent for the United
States.

         Personal income in the Commonwealth for 1997 was $308.6 billion, an increase of 4.5% over the previous year. During the same period, national personal income increased at a rate of 5.7%. Based on the 1997 personal income estimates, per capita income for 1997 is estimated at $25,678 in the Commonwealth, compared to per capita income in the United States of $25,298.


Financial Condition

         Pennsylvania utilizes the fund method of accounting. The General Fund, the Commonwealth's largest and principal operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all obligations, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

         Financial information for the General Fund is maintained on a budgetary basis of accounting. Since 1984 the Commonwealth has also prepared annual financial statements in accordance with generally accepted accounting principles (GAAP).

   Fiscal 1999 Budget (Budgetary Basis)

         The budget for fiscal 1999 was enacted in April 1998 at which time the official revenue estimated for the 1999 fiscal year was established at $18,456.6 million. Only Commonwealth funds are included in the official revenue estimate. The official revenue estimate is based on an economic forecast of a reduced rate of growth in national gross domestic product, on a year-over-year basis, from an estimated annualized 3.9 percent rate in the fourth quarter of 1997 to a projected 1.8 percent annualized growth rate by the second quarter of 1999. The forecast of slowing economic activity is based on the expectation that consumers will reduce their pace of spending, particularly on motor vehicles, housing and other durable goods. Business is also expected to trim its spending on fixed investments. Foreign demand for domestic goods is expected to decline in reaction to economic difficulties in Asia and Latin America, while an economic recovery in Europe is expected to proceed slowly. The underlying growth rate, excluding any effect of scheduled or proposed tax changes, for the General Fund fiscal 1999 official revenue estimate is 3.0 percent over actual fiscal 1998 revenues. When adjusted to include the estimated effect of enacted tax changes, fiscal 1999 Commonwealth revenues are projected to increase by 1.66 percent over actual Commonwealth revenues for fiscal 1998.

         Tax reductions included in the enacted 1999 fiscal year budget totaled an estimated $241.0 million for fiscal 1999. The major components of the enacted tax reductions and their estimated 1999 cost are: (a) reduction in the capital stock and franchise tax rate from 12.75 mills to 11.99 mills ($72.5 million); (b) increase in the eligibility income limit for qualification for personal income tax forgiveness ($57.1 million); (c) elimination of personal income taxes on gains from the sale of an individual's residence ($30.0 million); (d) extension of the time period from three to ten years over which net operating loss deductions may be taken for the corporate net income tax ($17.8 million); (e) expansion of various sales tax exemptions ($40.4 million); and (f) reduction in various other miscellaneous items ($23.2 million). The major tax changes were enacted with January 1, 1998 effective dates. Consequently, the cost of these changes during fiscal 1999 may exceed the expected annualized cost of the changes.

         Reserves for tax refunds for fiscal 1999 total $603.9 million. This amount includes $33.1 million of tax refunds anticipated to result from the enacted fiscal 1999 tax changes and included in the estimated cost of these changes. Reserves for tax refunds for fiscal 1999 are $306.1 million below the reserve established for fiscal 1998. The fiscal 1998 amount includes a one-time addition intended to fund all fiscal 1998 tax refund liabilities, including that portion to be paid during fiscal 1999. Without the necessity of paying fiscal 1998 tax refund liabilities from fiscal 1999 reserves, the fiscal 1999 reserve need only be in an amount equal to the estimated fiscal 1999 estimate for tax refund liabilities.

         Appropriations enacted for fiscal 1999 are 4.1 percent ($705.1 million) above the appropriations enacted for fiscal 1998 (including supplemental appropriations). Major increases in expenditures budgeted for fiscal 1999 include: (a) $249.5 million in direct support of local school district education costs (local school districts will also benefit from an estimated $104 million of reduced contributions by school districts to their worker's retirement costs from a reduced employer contribution rate); (b) $60.4 million for higher education, including scholarship grants; (c) $56.5 million to fund the correctional system, including $21 million to operate a new correctional facility; (d) $121.1 million for long-term care medical assistance costs; (e) $14.4 million for technology and Year 2000 investments; (f) $55.9 million to fund the first year's cost of a July 1, 1998 annuitant cost of living increase for state and school district employees; and (g) $20 million to replace bond funding for equipment loans for volunteer fire and rescue companies. The balance of the increase is spread over various other departments and program operations.

         The fiscal 1999 budget assumes the draw down of the $265.4 million beginning budgetary balance by $143.9 million to an estimated closing balance, prior to transfer of the required portion to the Tax Stabilization Reserve Fund, of $124.3 million. The amount of the anticipated drawdown does not consider the availability of appropriation lapses normally occurring during a fiscal year and used to fund supplemental appropriations or increase the unappropriated surplus.

         For the fiscal year through October 1998, Commonwealth revenues are $69.2 million, or 1.3 percent, above estimate for the period. Sales and use tax receipts account for $45.5 million while personal income tax receipts account for $28.1 million of the additional revenues through October 1998. These amounts represent 2.1 percent and 1.5 percent respectively of the estimated revenues budgeted for this period. Corporation taxes for this same period were one percent, or $7.1 million, below their estimate. The Commonwealth has not revised its fiscal year estimate of Commonwealth revenues.

   Fiscal 1998 Financial Results (Budgetary Basis)

         Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and slightly lower expenditures than
budgeted were responsible for the increase.   Transfers to the
Tax Stabilization Reserve Fund for fiscal 1998 operations will total $223.3 million consisting of $73.3 million representing the required transfer of fifteen percent of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget.
With these transfers, the balance in the Tax Stabilization

Reserve Fund will exceed $664 million and represent 3.7 percent of fiscal 1998 revenue.

         Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18,123.2 million, $676.1 million (3.0 percent) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8 percent over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Receipts from the personal income tax produced the largest single component of higher revenues during fiscal 1998. Personal income tax collections were $416.6 million over estimate representing an 8.5 percent increase over fiscal 1997 receipts. Receipts of the sales and use tax were $6.2 million over estimate representing a 1.9 percent increase although receipts from non-motor vehicle sales were 0.7 percent below estimate. Sales tax receipts on motor vehicle sales were above estimate and offset the shortfall in non-motor vehicle sales tax receipts. Collections of all corporate taxes exceeded their estimate for the fiscal year, led by the capital stock and franchise tax and the corporate net income tax, which were over estimate by 7.8 percent and 2.7 percent respectively. Receipts from the utility property tax, a state corporate tax, were below estimate by $102.3 million or 30.8 percent. This shortfall was due in large part to the recent deregulation of the electric industry in Pennsylvania. Utility property revenues support in-lieu of property tax payments to school districts and local municipalities in Pennsylvania. Non-tax revenues were $27.5 million (8.6 percent) over estimate, mostly due to greater than anticipated interest earnings for the fiscal year.

         Reserves established during fiscal 1998 for tax refunds totaled $910 million. This amount is a $370 million increase over tax refund reserves for fiscal 1997 representing an increase of 68.5 percent. The fiscal 1998 amount includes a one-time addition intended to fund all fiscal 1998 tax refund liabilities, including that portion to be paid during fiscal 1999.

         Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses). This amount represents an increase of 4.5 percent over fiscal 1997 appropriation expenditures. Lapses of appropriation authority during the fiscal year totaled $161.8 million including $58.8 million from fiscal 1998 appropriations. These appropriation lapses were used to fund $120.5 million of supplemental fiscal 1998 appropriations. Of the total fiscal 1998 supplemental appropriations, an amount of $111.6 million was made to the

Department of Public Welfare, mostly for the medical assistance program.

   Fiscal 1997 Financial Results (Budgetary Basis)

         The unappropriated balance of Commonwealth revenues increased during the 1997 fiscal year by $432.9 million. Higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. The unappropriated balance rose from an adjusted amount of $158.5 million at the beginning of fiscal 1997, to $591.4 million (prior to reserves for transfer to the Tax Stabilization Reserve Fund) at the close of the fiscal year. Transfer to the Tax Stabilization Reserve Fund for fiscal 1997 operations were $88.7 million representing the normal fifteen percent of the ending unappropriated balance, plus an additional $100 million authorized by the General Assembly when it enacted the fiscal 1998 budget.

         Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17,320.6 million, $576.1 million (3.4 percent) above the estimate made at the time the budget was enacted. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew
6.1 percent over tax revenues in fiscal 1996. This rate of increase was not adjusted for legislated tax reductions that affected receipts during both of these fiscal years and therefore understate the actual underlying rate of tax revenue growth during fiscal 1997. Receipts from the personal income tax produced the largest single component of higher revenues for the fiscal year. Personal income collections were $236.3 million over estimate representing a 6.9 percent increase over fiscal 1996 receipts. Receipts of the sales and use tax were $185.6 million over estimate representing a 6.2 percent increase. Collection of corporate taxes, led by the capital stock and franchise and the gross receipts taxes, also exceeded their estimates for the fiscal year. Non-tax revenues were $19.8 million (5.8 percent) over estimates mostly due to higher than anticipated interest earnings.

         Expenditures from Commonwealth revenues (excluding pooled financing expenditures) during fiscal 1997 totaled $16,347.7 million and were close to the estimate made in February 1997 with the presentation of the Governor's fiscal 1998 budget request. Total expenditures represent an increase over fiscal 1996 expenditures of 1.7 percent. Lapses of appropriation authority during the fiscal year totaled $200.6 million compared to an estimate of $100 million. The higher amount of appropriation lapses was used to support $79.8 million in fiscal 1997 supplemental appropriations over the February 1997 estimate. Supplemental appropriates for fiscal 1997 totaled $169.3 million. The largest supplemental appropriations included $100.1 million for medical assistance costs due to implementation of managed medical care for a portion of the medical assistance caseload, and an additional $50 million for bond debt service for potential use to produce present value savings.

City of Philadelphia

         Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577 according to the 1990 Census. The audited General Fund balances of Philadelphia as of June 30, 1997 showed a surplus of approximately $128.8 million.


         In June 1991, the Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created to assist the City of Philadelphia in remedying fiscal emergencies through the issuance of funding debt to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. PICA has issued $1,761.7 million of its Special Tax Revenue Bonds. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. PICA had $1,055 million in special revenue bonds outstanding as of June 30, 1998. Currently, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 9, 1998.

Commonwealth Debt

         The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

         Outstanding general obligation debt totaled $4,724.5 million at June 30, 1998, a decrease of $70.6 million from June 30, 1997. Over the 10-year period ending June 30, 1998, total outstanding general obligation debt increased at an annual rate of 0.1 percent. Within the most recent 5-year period, outstanding general obligation debt has decreased at an annual rate of 1.3 percent.

         Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

Litigation

         On September 28, 1978 the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open.

         The Commonwealth's Office of Attorney General and its Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have identified certain cases as ones where an adverse decision may have a material effect on government operations of the Commonwealth and, consequently, the Commonwealth's ability to pay debt service on its obligations.

         The following are certain significant cases pending against the Commonwealth:

         Powell V. Ridge

         On March 9, 1998, suit was brought in federal court challenging the Commonwealth's system for funding public education as violating the Civil Rights Act of 1964 in that it has the effect of discriminating on the basis of race. The plaintiffs asked the court to declare the funding system to be illegal, to enjoin the defendants from violating the regulation in the future, to award counsel fees and costs, and to grant such other relief as the court might find just and proper.

         The court ultimately found that the plaintiffs had failed to state a claim under the applicable statutes and dismissed the action in its entirety with prejudice. An appeal is expected.

         Fidelity Bank v. Commonwealth of Pennsylvania

         On November 30, 1989, Fidelity Bank, N.A. ("Fidelity") filed a declaratory judgment action in the Commonwealth Court of Pennsylvania in which Fidelity raised various challenges to the constitutional validity of the Amended Bank Shares Act and related legislation. Pursuant to a Settlement Agreement dated as of April 21, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues, including interest. Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth settled with intervening banks.

         Although the described settlements have quantified the Commonwealth's exposure to Fidelity and the intervening banks, other banks have filed protective petitions which are currently pending with the Commonwealth Court. On January 8, 1998, the Commonwealth Court ruled in favor of the Commonwealth, finding no constitutional violation. Exceptions were filed by the banks and were denied. An appeal is currently pending in the Pennsylvania Supreme Court.

         Pennsylvania Association of Rural and Small Schools
         ("PARSS") v. Casey

         This litigation challenges the constitutionality of the Commonwealth's system for funding local school districts. The litigation consists of two parallel cases; a federal court case has been indefinitely stayed, pending resolution of a state court case.

         After a lengthy trial, Judge Dan Pellegrini on July 9, 1998, dismissed the petitioners' claim in its entirety. Judge Pellegrini held that Pennsylvania's system for funding public schools is constitutional under both the education clause and the equal protection clause of the Pennsylvania Constitution.

         On July 20, 1998, the petitioners filed a timely motion for post-trial relief, taking exception to many of Judge Pellegini's findings of fact and conclusions of law, and against asking the Commonwealth Court to declare Pennsylvania's public school funding system to be unconstitutional. On July 21, 1998, the petitioners filed an application asking the Supreme Court of Pennsylvania to assume extraordinary, plenary jurisdiction over the case to decide one legal issue -- whether the petitioners' constitutional claims are justiciable in the courts of the Commonwealth. The petitioners have asked the court to consider the issue in conjunction with a separate appeal pending in another case, Marrero v. Commonwealth of Pennsylvania, involving the same provisions of the Constitution and a similar issue of justiciability. On September 2, 1998, the Supreme Court granted the petitioners' application and directed the filing of briefs.

         The respondents have asked the Supreme Court to clarify its assumption of jurisdiction. Specifically, the respondents have asked the Court to state expressly that it will consider only the issue of justiciability, as requested in the petitioners' application and not other issues presented in petitioners' motion for post-trial relief pending in the Commonwealth Court.

         Marrero, et al. v. Commonwealth, et al.

         On February 24, 1997, five residents of the City of Philadelphia, the City of Philadelphia, the School District of Philadelphia, and two non-profit organizations filed in the Commonwealth Court a civil action for declaratory judgment that the present statutory scheme for funding public education, as applied to the School District of Philadelphia, violates the Constitution of Pennsylvania. Petitioners seek an order that requires, among other things, the legislature to amend the present education legislation to assure that funding for Philadelphia public schools makes adequate provision for the greater needs of disadvantaged Philadelphia students.

         The respondents have filed preliminary objections seeking dismissal of the action. On March 2, 1998, the Commonwealth Court sustained the respondents' preliminary objections and dismissed the case on the grounds that the issues presented are not justiciable. An appeal to the Supreme Court of Pennsylvania is pending and briefing is complete, but the court has not yet scheduled oral arguments.

         Pennsylvania Human Relations Commission v.School
         District of Philadelphia, et al. v. Commonwealth of Pennsylvania, et al.

         On November 3, 1995, the Commonwealth of Pennsylvania and the Governor of Pennsylvania, along with the City of Philadelphia and the Mayor of Philadelphia, were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding "to determine their liability, if any, to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools."

         Trial commenced on May 30, 1996. The Supreme Court of Pennsylvania on July 3, 1996 assumed extraordinary plenary jurisdiction and directed Judge Smith to conclude the proceedings within 60 days and to file with the Supreme Court findings of fact, conclusions of law and a final opinion. The Supreme Court retained jurisdiction. The Court found that "[b]ecause of the lack of adequate funds to comply with the remedial order, the School District is entitled to additional resources for 1996-1997 of $45.1 million.

         On September 10, 1996, the Supreme Court of Pennsylvania issued an order granting the Commonwealth's Motion to Vacate.
The Court directed its Prothonotary to establish a briefing schedule and a date for oral argument and indicated that it would issue a further order limiting the issues to be addressed. Finally, the Supreme Court stated that Commonwealth Court "is divested of jurisdiction of th[e] matter..., and all further proceedings in the Commonwealth Court are stayed pending further order of the [Supreme] Court." The Supreme Court again retained jurisdiction.

         On January 28, 1997, the Supreme Court set forth three
issues to be briefed and established a briefing schedule.    The
Supreme Court heard oral arguments on the three issues on February 3, 1998 and took the matter under advisement.

         Ridge v. State Employees' Retirement Board

         On August 1, 1983, the United States Supreme Court in Arizona Governing Committee v. Norris, 463 U.S. 1087 (1983) held that the use of gender distinct actuarial factors to calculate pension benefits violated federal civil rights laws. Norris and the subsequent Florida v. Long, 487 U.S. 223 (1988) limited required application of gender neutral actuarial factors to benefits based on service credited on or after August 1, 1983. Benefits based upon service credited before August 1, 1983, could continue to be calculated using gender distinct actuarial factors. The State Employee's Retirement Board and its sister agency, the Public School Employees' Retirement Board, have been in full compliance with Norris, using gender neutral factors for benefits based upon post-July 31, 1983, service and gender distinct actuarial factors for benefits based upon pre-August 1, 1983 service.

         On December 29, 1993, Joseph H. Ridge, former judge of the Allegheny Court of Common Pleas filed in the Commonwealth Court a Petition for Review in the Nature of Complaint in Mandamus and for a Declaratory Judgment against the State Employee's Retirement Board. Judge Ridge filed an amended Petition for Review on February 7, 1995.

         Judge Ridge alleges that the State Employee's Retirement Board's use of gender distinct actuarial factors for benefits based upon his pre-August 1, 1983 service violates Article I,
Section 26 (equal protection) and Article I, Section 28 (equal rights) of the Pennsylvania Constitution. He seeks "topped up" benefits equal to those a similarly situated female would be receiving. Due to the constitutional nature of the claim, it is possible that a decision adverse to the State Employees' Retirement System and Public School Employees' Retirement System who accrued service between the effective date of the state constitutional provisions and before August 1, 1983, and who have received, are receiving, or will receive benefits less than those received by other members of the systems because of their race and sex or the sex of their survivor annuitants.

         The Commonwealth Court granted the State Employees' Retirement Board's preliminary objections to Judge Ridge's claims for punitive damages, attorneys fees and compensatory damages other than a recalculation of his pension benefits should he prevail. The Commonwealth Court also denied Judge Ridge's preliminary objections to the State Employees' Retirement Board's New Matter. On November 20, 1996, the Commonwealth Court heard oral argument en banc on Judge Ridge's motion for judgment of the pleadings. On February 13, 1997, the Commonwealth Court, after oral argument en banc denied Judge Ridge's motion for judgment on the pleadings. The case is currently in discovery.

         Rite Aid of Pennsylvania, Inc. v. Houston

         On March 24, 1997, Rite Aid of Pennsylvania, Inc. (Rite
Aid) filed in federal court a civil action against the Secretary of Public Welfare (Secretary) alleging that regulations governing payment rates for prescription drugs and related services provided to recipients of benefits under the Pennsylvania Medical Assistance Program (Medicaid) violated various provisions of the Social Security Act (commonly known as the Medicaid Act) and regulations of the U.S. Department of Health and Human Services, as well as provisions of state law and federal constitutional due process.

         On August 31, 1998, the court declared that the pharmacy reimbursements rates made effective after October 1, 1995, were adopted by the Secretary in violation of the Medicaid Act and enjoined the Secretary from using those rates to reimburse for any prescription drugs and related services provided to Medicaid recipients on and after October 1, 1998. The court held that the Secretary acted arbitrarily and capriciously by failing to consider whether the revised rates were consistent with the statutory standards of efficiency, economy, and quality of care.

         The Secretary filed motions to stay the federal district court's injunction order pending appeal. However, the district court denied the motion on September 18, 1998, and the court of appeals denied the application for stay on October 26, 1998. However the court of appeals did grant the Secretary's motion for expedited appeal, and briefing was scheduled to be concluded by early January 1999. The court has not scheduled oral argument. In the meantime, the Department of Public Welfare has altered its reimbursement rates consistent with the district court's ruling. The estimated annualized cost of paying the higher reimbursement rates is $106 million.

   Year 2000

         The Governor has made fixing the year 2000 problem a top priority for Pennsylvania state agencies. At the Governor's direction, Pennsylvania has begun an aggressive program to make its computer systems year 2000 compatible and to identify potential problems with entities outside state government with which the Commonwealth does business or exchanges data. The projected cost of the Commonwealth's year 2000 modification work is $39.5 million and is being paid from appropriations from current revenues.

         The Office of Administration's Office for Information Technology is responsible for monitoring the progress of state agencies in meeting the Governor's Year 2000 Action Plan. While state agencies are making reasonable efforts to address potential year 2000 impacts, there can be no guarantee that all of the Commonwealth's mission-critical and non-mission critical computer programs will be free from year 2000 related problems and that a material adverse impact on Commonwealth operations or finances will be avoided as a result.

VIRGINIA PORTFOLIO

         The Virginia Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Virginia ("Virginia" or the "Commonwealth") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the Commonwealth, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Commonwealth of Virginia personal income tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Virginia securities. As a matter of fundamental policy, the Virginia Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Virginia Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Virginia Portfolio are available only to Virginia residents.

         The following is based on information obtained from an Official Statement, dated September 1, 1998, relating to

$72,920,000 Commonwealth of Virginia General Obligation Bonds,
Series 1998.

Economic Climate

         The Commonwealth's 1997 population of 6,734,000 was 2.5 percent of the United States' total. Among the 50 states, it ranked twelfth in population. With 39,598 square miles of land area, its 1997 population density was 170 person per square mile, compared with 73 persons per square mile for the United
States.

         The Commonwealth is divided into five distinct regions- -a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of the present economic structure of the Commonwealth.

         The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. metropolitan area. This is the fastest growing metropolitan area in the Commonwealth and had a 1997 population of 2,003,000. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications.

         According to the U.S. Department of Commerce, Virginians received over $168 billion in personal income in 1996. This represents a 70.7 percent increase over 1987 while the nation as a whole experienced a gain of 70.8 percent for the same period. In 1996, Virginia had per capita income of $25,212, the highest of the Southeast region and greater than the national average of $24,426. Virginia's per capita income rose from 94 percent to 103 percent of the national average from 1970 to 1996. From 1987 to 1996, Virginia's 4.9 percent average rate of growth in personal per capita income was slightly less than the national rate of growth. Much of Virginia's per capita income gain in these years has been due to the continued strength of the manufacturing sectors, rapid growth of high-technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.

         More than 3 million residents of the Commonwealth are in the civilian labor force, which includes agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to jobs in other states.. Services, the largest employment sector, accounted for 29.1 percent of nonagricultural employment in 1996, and has increased by 19.8 percent from 1992-1996, making it the fastest growing sector in the Commonwealth. Manufacturing is also a significant employment sector, accounting for 12.7 percent of nonagricultural employment in 1996. The industries with the greatest manufacturing employment are transportation equipment, textiles, food processing, printing, electric and electronic equipment, apparel, chemicals, lumber and wood products and machinery. Employment in the manufacturing sector decreased 2.2 percent from 1992 to 1996.

         Virginia generally has one of the lowest unemployment rates in the nation, according to statistics published by the U.S. Department of Labor. During 1996, an average of 4.4 percent of Virginia's citizens were unemployed as compared with the national average which was 5.4 percent.

         Virginia is one of twenty states with a Right-to-Work Law and has a record of good labor management relations. Its favorable business climate is reflected in the relatively small number of strikes and other work stoppages it experiences.

         Virginia is one of the least unionized of the more industrialized states. Three major reasons for this situation are the Right-to-Work Law, the importance of manufacturing industries such as textiles, apparel, electric and electronic equipment and lumber which are not highly organized in Virginia and the importance of federal civilian and military employment. Typically the percentage of nonagricultural employees who belong to unions in the Commonwealth has been approximately half the U.S. average.

Financial Condition

         The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires the Governor to ensure that expenses do not exceed total revenues anticipated plus fund balances during the period of two years and six months following the end of the General Assembly session in which the appropriations are made. An amendment to the Constitution, effective January 1, 1993, established the Revenue Stabilization Fund. The Revenue Stabilization Fund is used to offset, in part, anticipated shortfalls in revenues in years when appropriations, based on previous forecasts, exceed expected revenues in subsequent forecasts. As of June 30, 1997, $156,649,000 was on deposit in the Revenue Stabilization Fund.

In addition, $58,314,000 of the General Fund balance on June 30,
1997 was reserved for deposit in the Revenue Stabilization
Fund.

         Tax-supported debt of Virginia includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues. Certain bonds issued by certain authorities that are designed to be self-supporting from their individual loan programs are secured in part by a moral obligation pledge of Virginia. Virginia may fund deficiencies that may occur in debt service reserves for moral obligation debt. To date, these authorities have not requested that the Commonwealth fund reserve deficiencies for this debt. There are also several authorities and institutions of the Commonwealth that issue debt for which debt service is not paid through appropriations of state tax revenues and for which there is no moral obligation pledge to consider funding debt service or reserve fund deficiencies.

         On December 19, 1997, the Governor presented to the General Assembly amendments to the 1997 Appropriation Act, affecting the 1996-98 biennium. The amendments represented an aggregate net increase of $22.4 million in general fund appropriations and an increase of $74.5 million in nongeneral fund appropriations above the amounts appropriated for the 1996-98 biennium in the 1997 Appropriation Act.

         On December 19, 1997, the outgoing Governor presented to the General Assembly the 1998-2000 Budget Bill for the 1998-2000 biennium. The 1998-2000 Budget Bill presented by the Governor provided about $2,242.1 million in operating increases from the general fund above fiscal year 1998 appropriation levels. Of this amount $211.4 million was for deposit to the Revenue Stabilization Fund. The remainder provided for increases in K-12 education ($874.2 million), higher education ($345.5 million), public safety, economic development, health and human resources and natural resources. The 1998-2000 Budget Bill also provided $350 million in funding for tax reductions, including $260 million for the first installment of a proposal to eliminate the personal property tax on the non-business automobiles valued up to $20,000 and a proposal to eliminate the sales tax on non-prescription drugs. In addition to increases to operating funds, the 1998-2000 Budget Bill provided $532.8 million in pay-as-you-go funding for capital projects.

         On January 26, 1998, the incoming Governor submitted amendments to the introduced 1998-2000 Budget Bill to fund his commitments to provide additional teachers in K-12 classrooms ($35.1 million) and to eliminate the personal property tax on non-business automobiles valued up to $20,000 ($233.2 million).

His amendment also made minor adjustments, many of them based on updated information available since the 1998-2000 Budget Bill was introduced. Revenue adjustments included a revised estimate of general fund revenue, correct accounting for interest earnings, and elimination of an unneeded Lottery Special Reserve.

         The 1998-2000 Budget Bill enacted by the 1998 General Assembly in its 60-day Session, which began January 14, 1998, included $447 million for personal property tax relief and $80.8 million for local school construction and repair. The Governor signed the 1998-2000 Budget Bill into law on April 14, 1998. The 1998-2000 Budget Bill became the 1998-2000 Appropriation Act and its provisions went into effect on July 1, 1998.

         Litigation

         The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

         In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the federal government. At that time, Virginia exempted state and local retirement benefits but not federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits.

         In Harper v. Department of Taxation, commenced in 1989, federal retirees sought refunds of state income taxes during 1985-1988. In a Special Session in 1994, the General Assembly passed emergency legislation to provide payments in five annual installments to federal retirees in settlement of their claims for overpaid taxes. In 1995 and 1996, the General Assembly passed legislation allowing more retirees to participate in the settlement. As of June 30, 1997, the estimated total cost to the Commonwealth for the settlement was approximately $316.2 million.

         On September 15, 1995, the Virginia Supreme Court rendered its decision in Harper, reversed the judgment of the trial court, entered final judgment in favor of the plaintiff retirees who elected not to settle, and directed that the amounts


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

unlawfully collected be refunded with statutory interest. The total cost of refunding all Virginia income taxes paid on federal pensions on account of the settlement (approximately $316.2 million) and the judgment ($78.7 million) is approximately $394.9 million, of which $329 million ($250.2 in respect of the settlement and the entire $78.7 million in respect of the judgment) has been paid, leaving $66 million payable in respect of the settlement. This final payment was originally scheduled to be paid on March 31, 1999. During the 1998 Session of the General Assembly, legislation was approved providing for the early payment of the remaining balance on September 20, 1998, (subject to appropriation) and providing that the undesignated and unreserved general fund balance is met on August 15, 1998.
If such balance is not met, special installment payment will be made on September 30, 1998 based on a percentage of the final payment, balance due will be paid, with payment of the balance occurring no later than March 31, 1999.

Additional Investment Policies

         Except as otherwise noted, the following investment policies apply to all Portfolios of the Fund.

         General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, Alliance Capital Management L.P. (the "Adviser") will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

         Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

         Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

         A Portfolio may invest a maximum of 35% of its total assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

         Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

         Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

         Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

         Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

         Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

         There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's Investors Services, Inc. ("Moody"), Standard & Poors Rating Services ("S&P"), Duff & Phelps Credit Rating Co. ("Duff &

Phelp") and Fitch IBCA, Inc. ("Fitch") represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Fund's portfolios.

         Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 30 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values, and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions.
The achievement of the Portfolios' respective investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission (the "Commission"), although from time to time there have been proposals which would require registration in the future.

         After purchase by a Portfolio, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Adviser will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P, Duff & Phelps or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

         Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund's Portfolios would be affected. Additionally, the Fund would reevaluate the Portfolios' investment objectives and policies.

         Futures Contracts and Options on Futures Contracts.
Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or obligations of the U.S. Government securities or contracts based on financial indices, including an index of municipal securities or U.S. Government securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date.

         The Fund has adopted a policy that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, a Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the Portfolio's outstanding futures contracts and the market value of the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets.

         The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will deposit liquid assets equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. If the Adviser were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. There are no specific limitations on the writing and purchasing of options by those Portfolios.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The Portfolios intend to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

         If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix C for a further discussion of the use, risks and costs of option trading.

         The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. These Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be are illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolios-Additional Investment Policies and Practices -Illiquid Securities" in the Prospectus.

         Interest Rate Transactions. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

         A Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against price increases of securities the Adviser anticipates purchasing for the Portfolio at a later date. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by


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a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

         Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor unless the unsecured senior debt or the claims paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

         The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser were incorrect in its forecasts of


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

market values, interest rates and other applicable factors, the investment performance of the Portfolios would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by any of the Portfolios. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive. A Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

         When-Issued Securities and Forward Commitments. Each Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

         When-issued municipal securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters


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

into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. No when-issued or forward commitments will be made by any Portfolio if, as a result, more than 20% of the value of such Portfolio's total assets would be committed to such transactions.

         General. The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

         A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new


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

and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax considerations.

         Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio maintains procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is the Fund's current practice to enter into repurchase agreements only with such primary dealers.

         Illiquid Securities. Subject to any applicable fundamental investment policy, a Portfolio will not maintain more than 15% of its net assets in illiquid securities. These securities include, among others, securities for which there is


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

no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale.

         Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

         Portfolio Turnover. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual turnover in each Portfolio will not exceed 250%. An annual turnover rate of 200% occurs, for example, when all of the securities in a Portfolio are replaced twice in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by a Portfolio and its shareholders. However, the execution costs for municipal securities are substantially less than those for equivalent dollar value of equity securities. See "Financial Highlights" in the Prospectus for the portfolio turnover rates of each Portfolio.

         Special Risk Considerations. Securities rated Baa are considered by Moody's or BB by S&P, Duff & Phelps or Fitch to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse


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

economic and competitive industry conditions than investment grade securities.

         The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

         The ratings of fixed-income securities by Moody's, S&P, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

         The Adviser will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

         Non-rated municipal securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

         In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities


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

in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

Investment Restrictions

         Unless specified to the contrary, the following restrictions are fundamental policies which may not be changed with respect to any Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio
(1) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. Each such Portfolio may not:

              (1) Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities issued by governmental users (including private activity bonds issued by governmental users) or securities issued or guaranteed by the United States Government and (b) consumer finance companies, industrial companies and gas, electric, water and telephone utility companies are each considered to be separate industries (for purposes of this restriction, a Portfolio will regard the entity with the primary responsibility for the payment of interest an principal as the issuer);

              (2) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets, to secure borrowings for temporary or emergency purposes;

              (3) Make short sales of securities, maintain a short position or purchase securities on margin;

              (4) Participate on a joint or joint and several basis in any securities trading account;



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

              (5) Issue any senior security within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including all borrowings by the Portfolio) less liabilities (not including all borrowings by the Portfolio) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

              (6) Make loans of its assets to any person, except for (i) the purchase of publicly distributed debt securities, (ii) the purchase of non-publicly distributed securities subject to paragraph 8 below and (iii) entering into repurchase agreements;

              (7) Act as an underwriter of securities of other issuers, except that a Portfolio may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act");

              (8) Purchase or sell commodities or commodity contracts, (except forward commitment contracts or contracts for the future acquisition of debt securities and related options, futures contracts and options on futures contracts and other similar contracts);

              (9)  Write put and call options except in
                   accordance with its investment objective and policies; or

              (10) Purchase or sell real estate.

         Whenever any of the investment restrictions listed above states a minimum or maximum percentage of a Portfolio's assets


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

which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation. Under the 1940 Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act of at least 300% for all borrowings of the Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%.

_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

Adviser

         Alliance Capital Management L.P., (the "Adviser") a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Trustees (see "Management of the Fund" in the Prospectus).

         The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1998, totaling more than $286 billion (of which more than $118 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 54 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, currently have more than 3.5 million shareholder accounts. As of December 31, 1998, the Adviser and its subsidiaries employed approximately 2,000 employees who operate out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Cairo, Chennai, Hong Kong, Istanbul, Johannesburg, London, Luxembourg, Madrid, Moscow, Mumbai, New Delhi, Paris, Pune, Sao Paolo, Seoul, Singapore, Sydney, Tokyo, Toronto, Vienna and Warsaw. As of December 31, 1998, the Adviser was retained as an investment manager for employee benefit plan assets of 35 of the FORTUNE 100 companies.

         Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in the Adviser, is an indirect wholly-owned subsidiary of the Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of the Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA a French insurance holding company which at March 1, 1998, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1998, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of March 31, 1998, more than 30% of the voting power of AXA was controlled directly and indirectly by FINAXA, a French holding company. As of March 31, 1998 approximately 74% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA and FINAXA.

         Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Trustees to act as officers and employees of the Fund. Such officers and employees, as well as certain trustees of the Fund, may be employees of the Adviser or its affiliates.

         The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund


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

prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by affiliates of the Adviser. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Trustees. The Fund paid to the Adviser a total of $-0-, $-0-, $-0-, $-0-, $-0-, $-0-, $-0-,
$-0- and $-0- in respect of such services during the fiscal year of the Fund ended in 1998 for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

         For the fiscal year ended September 30, 1996 advisory fees payable to the Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio,
Pennsylvania and Virginia Portfolios amounted to $0, $69,715, $0,
$0, $0, $132,135, $9,284, $154,349  and $0, respectively.

         For the fiscal year ended September 30, 1997 advisory fees payable to the Advisor with respect to the Arizona, Florida Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $-0-, $63,642, $-0-, $-0-, $-0-, 140,698, $-0-, $178,565 and $-0-, respectively.

         For the fiscal year ended September 30, 1998 advisory fees payable to the Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio,
Pennsylvania and Virginia Portfolios amounted to $3,561,
$131,406, $-0-, $-0-, $-0-, $185,731, $71,960, $280,947 and $-0-,
respectively.

         The Advisory Agreement became effective on May 12, 1993 having been approved by the unanimous vote, cast in person, of the Fund's Trustees, including the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on May 12, 1993, and by each Portfolio's initial shareholder on May 12, 1993.

         The Advisory Agreement will continue in effect from year to year with respect to each Portfolio if approved at least annually by a vote of a majority of the outstanding voting securities of each Portfolio or by the Fund's Trustees, including in either case, approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of


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

any such party as defined by the 1940 Act. Most recently, the Trustees approved the continuance of the Advisory Agreement with respect to each Portfolio until September 30, 1999 at their meeting held on July 16, 1998.

         The Advisory Agreement is terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Fund's Trustees on 60 days' written notice, or by the Adviser on 60 days' written notice, and will terminate automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to Alliance Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund Inc., Alliance High Yield Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Institutional Funds, Inc. Alliance International Fund, Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund,


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

Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Trustees and Officers

         The Trustees and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Trustee and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Trustees

         JOHN D. CARIFA,*  53, is the President, Chief Operating
Officer and a Director of ACMC, with which he has been associated since prior to 1994.

         RUTH BLOCK, 67, was formerly Executive Vice President and Chief Insurance Officer of The Equitable Life Assurance
Society of the United States.  She is a Director of Ecolab
Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is 75 Briar Woods Trail, Stamford,
Connecticut, 06903.

         DAVID H. DIEVLER, 68, is an independent consultant. He was formerly a Senior Vice President of ACMC, until 1994. His address is P.O. Box 167, Spring Lake, New Jersey, 07762.

         JOHN H. DOBKIN, 56, is President of Historic Hudson
Valley (historic preservation) since prior to 1994.  Previously
____________________

*      An "interested person" of the Fund as defined in the 1940
       Act.

he was a Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, Jr., 66, is an investment adviser and independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he has been associated since prior to 1994. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06831.

         DR. JAMES M. HESTER, 74, is President of the Harry Frank Guggenheim Foundation with which he has been associated since prior to 1994. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 25 Cleveland Lane, Princeton, NJ 08540.

         CLIFFORD L. MICHEL, 59, is a member of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1994. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is 80 Pine Street, New York, NY 10005.

         DONALD J. ROBINSON, 64, was formerly a partner at Orrick, Herrington & Sutcliff and is currently Senior Counsel to that law firm. His address is 98 Hellis Peak Road, Weston, VT
05161.

Officers

         JOHN D. CARIFA, Chairman and President, (see biography, above).

         SUSAN P. KEENAN, 41, Senior Vice President, is a Senior
Vice President of ACMC with which she has been associated since prior to 1994.

         WAYNE D. LYSKI, 57, Senior Vice President, is an
Executive Vice President of ACMC with which he has been associated since prior to 1994.

         KATHLEEN A. CORBET, 38, Senior Vice President, is an Executive Vice President of ACMC, with which she has been associated since July 1993. Previously, she headed Equitable Capital Management Corporation's fixed income management department since prior to 1994.

         WILLIAM E. OLIVER, 46, Vice President, has been a Vice
President of ACMC since prior to 1994.

         DAVID M. DOWDEN, 32, Vice President, is a Vice President of ACMC, with which he has been associated since prior to 1994.
Previously, he was an analyst in the Municipal Strategy Group at Merrill Lynch Capital Markets.

         TERRANCE T. HULTS, 31, Vice President, is Vice President of ACMC, with which he has been associated since prior to 1994. Previously, he was an Associate and trader in the Municipal Derivative Products Department at Merrill Lynch Capital Markets.

         EDMUND P. BERGAN, JR., 48, Secretary, is a Senior Vice
President and the General Counsel of Alliance Fund Distributor,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1994.

         DOMENICK PUGLIESE, 37, Assistant Secretary, is Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Financial Holding Corporation since 1994, and Vice President and Associate General Counsel of Prudential Securities since prior to 1994.

         ANDREW L. GANGOLF, 44, Assistant Secretary, has been a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since prior to 1994.

         EMILIE D. WRAPP, 42, Assistant Secretary, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1994.

         MARK D. GERSTEN, 48, Treasurer and Chief Financial
Officer, is a Vice President of AFD and a Senior Vice President of AFS with which he has been associated since prior to 1994.

         The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended September 30, 1998, the aggregate compensation paid to each of the Trustees during calendar year 1998 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those funds) in the Alliance Fund Complex with respect to which each of the Trustees serves as a trustee or director, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its trustees or directors. Each of the Trustees is a trustee or director of one or more other registered investment companies in the Alliance Fund Complex.

                                                  Total Number
                                                  in Investment Total Number
                                                  Company       of Investment
                                                  Funds in      Portfolios
                                                  the Alliance  within the
                                    Total         Fund Complex, Funds,
                                    Compensation  Including the the Fund, as
                                    from the      Fund, as to   Including
                                    Alliance      which the     to which
                      Aggregate     Fund Complex, Trustee is    the Trustee
                      Compensation  Including     a Director    is a Director
Name of Trustee       from the Fund the Fund      or Trustee    or Trustee

John D. Carifa              -0-           -0-         50             114
Ruth Block               $3,803      $180,763         37              77
David H. Dievler         $3,803      $216,288         43              80
John H. Dobkin           $2,952      $185,363         41              91
William H. Foulk, Jr.    $2,979      $241,003         45             109
Dr. James M. Hester      $3,807      $172,913         37              74
Clifford L. Michel       $3,807      $187,763         38             903
Donald J. Robinson       $3,803      $193,709         41             103

   ______________________
As of January 8, 1999, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.
_________________________________________________________________

                      EXPENSES OF THE FUND
_________________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         In approving the Agreement, the Trustees of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         During the fiscal year ended September 30, 1998, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $52,405, $79,660, $45,450, $21,097, $15,893, $55,370, $31,955, $87,720 and $18,247,
respectively, which constituted approximately 30% of each portfolio's average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $2,599,050. Of the $3,006,847 paid by the Fund and the Adviser with respect to the Class A shares under the Agreement, $299,325 was spent on advertising, $22,214 on the printing and mailing of prospectuses for persons other than current shareholders, $1,182,645 for compensation to broker-dealers and other financial intermediaries (including, $662,521 to the Fund's Principal Underwriters), $384,478 for compensation to sales personnel and $1,118,185 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended September 30, 1998, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $98,403, $308,958, $125,563, $73,567, $111,830, $419,389, $315,487,
$338,646 and $85,643, respectively, which constituted approximately 1.00% of each portfolio's average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $4,213,488. Of the $6,090,974 paid by the Fund and the Adviser with respect to the Class B shares under the Agreement, $342,771 was spent on advertising, $29,986 on the printing and mailing of prospectuses for persons other than current shareholders, $4,257,194 for compensation to broker-dealers and other financial intermediaries (including, $760,844 to the Fund's Principal Underwriters), $210,188 for compensation to sales personnel, $1,032,131 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $218,704 was spent on interest on Class B shares financing.

         During the Fund's fiscal year ended September 30, 1998, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $28,035, $278,828, $120,055, $72,764, $73,433, $229,153, $151,766,
$161,900 and $22,243, respectively, which constituted approximately 1.00%, of each portfolio's average daily net assets attributable to Class C shares during the period, and the

Adviser made payments from its own resources as described above aggregating $1,422,218. Of the $2,560,395 paid by the Fund and the Adviser with respect to the Class C shares under the Agreement, $153,693 was spent on advertising, $13,807 on the printing and mailing of prospectuses for persons other than current shareholders, $1,686,273 for compensation to broker-dealers and other financial intermediaries (including, $348,346 to the Fund's Principal Underwriters), $103,246 for compensation to sales personnel, $471,850 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $131,526 was spent on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges and distribution services fees on the Class B and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares, in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         The Adviser will from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         The Agreement will continue in effect for successive twelve-month periods (computed from each October 1) with respect to each class of a Portfolio, provided, however, that such continuance is specifically approved at least annually by the

Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Trustees of the Fund who are not parties to this agreement or interested persons, as defined in the 1940 Act, of any such party (other than as trustees of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Trustees approved the continuance of the Agreement until September 30, 1999 at their meeting on July 16, 1998.

         Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for each Portfolio were, as of that time, as follows:

Fund          Class B       Class B           Class C      Class C
                            (as a percentage               (as a percentage
                            of the net assets               of the net assets
                            of Class B)                     of Class C)
______________________________________________________________________________

Arizona       $1,109,791        11.28%        $  269,394          9.61%
Florida       $1,651,312         5.30%        $1,333,293          4.78%
Massachusetts $1,172,556         9.34%        $  843,833          7.03%
Michigan      $  947,299        12.88%        $  945,683         13.00%
Minnesota     $1,458,332        13.04%        $  846,719         11.53%
New Jersey    $2,293,615         5.47%        $  951,597          4.15%
Ohio          $2,007,545         5.30%        $  894,056          5.89%
Pennsylvania  $1,681,858         5.00%        $  832,252          5.14%
Virginia      $1,437,313        16.78%        $  341,807         15.37%

         The Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the

Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares of each Portfolio of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares reflecting the additional costs associated with the Class B shares and Class C shares contingent deferred sales charge. For the fiscal year ended September 30, 1998, the Fund paid Alliance Fund Services, Inc. $224,942 for transfer agency services.

_______________________________________________________________

                       PURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares --How To Buy Shares."

General

         Shares of each Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset based sales charge, in each case as described below. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of a Portfolio either through selected dealers, agents, financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of each Portfolio is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares". On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed in accordance with the Fund's Agreement and Declaration of Trust and By-Laws as of the next close of regular trading on the New York Stock Exchange (the

"Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representatives receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern Time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representatives, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase order may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription.
As a convenience to the subscriber, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc. formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of a Portfolio. Such additional amounts may be utilized, in whole of in part, to provide additional compensation to registered representatives who sell shares of a Portfolio. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Portfolio and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performance, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of each Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares,
(iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Trustees of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements --Class A, Class B and Class C Shares**

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred
____________________

** Advisor Class shares are sold only to investors described above in this section under "--General."


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

sales charge on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge or Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject


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

to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal year ended September 30, 1998, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $921,302; the Minnesota Portfolio were $161,228; the New Jersey Portfolio were $302,725; the Ohio Portfolio were $307,343; the Pennsylvania Portfolio were $481,173; the Michigan Portfolio were $150,208; the Massachusetts Portfolio were $465,051; the Virginia Portfolio were $338,750; and the Arizona Portfolio were $431,719; of that amount, the Principal Underwriter, received the amount of $36,819 for the Florida Portfolio; $5,086 for the Minnesota Portfolio; $12,544 for the New Jersey Portfolio; $5,272 for the Ohio Portfolio; $24,654 for the Pennsylvania Portfolio; $6,064 for the Michigan Portfolio; $18,390 for the Massachusetts Portfolio; $12,520 for the Virginia Portfolio and $16,215 for the Arizona Portfolio representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended September 30, 1998, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $22,273 for the Florida Portfolio; $17,153 for the Minnesota Portfolio; $28,616 for the New Jersey Portfolio; $19,687 for the Ohio Portfolio, $13,516 for the Pennsylvania Portfolio, $7,111 for the Michigan Portfolio, $11,227 for the Massachusetts Portfolio, $3,440 for the Virginia Portfolio and $11,605 for the Arizona Portfolio. During the fiscal year ended September 30, 1998, the Principal Underwriters received in contingent deferred sales charges, with respect to Class C redemptions $3,420, for the Florida Portfolio; $1,704 for the Minnesota Portfolio; $4,182 for the New Jersey Portfolio; $2,362 for the Ohio Portfolio; $1,570 for the Pennsylvania Portfolio; $103,431 for the Michigan Portfolio; $8,754 for the Massachusetts Portfolio; $541 for the Virginia Portfolio and $706 for the Arizona Portfolio.

         During the Fund's fiscal year ended September 30, 1997, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $179,295; the Minnesota Portfolio were $76,848; the New Jersey Portfolio were $200,989; the Ohio Portfolio were $136,379; and the Pennsylvania Portfolio were $166,634; $4,431 for the Michigan Portfolio; $152,917 for the Massachusetts Portfolio; $166,692 for the Virginia Portfolio; and $197,939 for the Arizona Portfolio. Of that amount, the Principal Underwriter, received the amount of $6,676 for the Florida Portfolio; $2,259 for the Minnesota Portfolio; $6,728 for the New Jersey Portfolio; $-0- for the Ohio Portfolio; $6,672 for the Pennsylvania Portfolio; $3,231 for the Michigan Portfolio; $6,544 for the Massachusetts Portfolio;

$2,344 for the Virginia Portfolio; and $8,550 for the Arizona Portfolio; representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended September 30, 1997, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $24,195 for the Florida Portfolio; $10,660 for the Minnesota Portfolio; $51,440 for the New Jersey Portfolio; $23,986 for the Ohio Portfolio, $19,985 for the Pennsylvania Portfolio, $4,700 for the Michigan Portfolio, $5,545 for the Massachusetts Portfolio, $6,835 for the Virginia Portfolio and $26,432 for the Arizona Portfolio. During the fiscal year ended September 30, 1997, the Principal Underwriter received in contingent deferred sales charges with respect to Class C redemptions $1,137 for the Florida Portfolio; $1,172 for the Minnesota Portfolio; $2,401 for the New Jersey Portfolio; $2,176 for the Ohio Portfolio; $1,087 for the Pennsylvania Portfolio; $2,053 for the Michigan Portfolio; $2,193 for the Massachusetts Portfolio; $187 for the Virginia Portfolio and $1,329 for the Arizona Portfolio.

         During the Fund's fiscal year ended September 30, 1996, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $23,267; the Minnesota Portfolio were $43,060; the New Jersey Portfolio were $46,008; the Ohio Portfolio were $105,920; the Pennsylvania Portfolio were $183,685; the Michigan Portfolio were $8,128; the Massachusetts Portfolio were $75,492; the Virginia Portfolio were $47,115; and the Arizona Portfolio were $124,091; of that amount, the Principal Underwriter, received the amount of $3,352 for the Florida Portfolio; $1,328 for the Minnesota Portfolio; $8,654 for the New Jersey Portfolio; $3,682 for the Ohio Portfolio; $6,546 for the Pennsylvania Portfolio; $2,409 for the Michigan Portfolio; $3,001 for the Massachusetts Portfolio; $1,756 for the Virginia Portfolio and $5,423 for the Arizona Portfolio representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended September 30, 1996, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $38,548 for the Florida Portfolio; $14,547 for the Minnesota Portfolio; $61,041 for the New Jersey Portfolio; $31,911 for the Ohio Portfolio, $35,245 for the Pennsylvania Portfolio, $3,076 for the Michigan Portfolio, $4,230 for the Massachusetts Portfolio, $6,613 for the Virginia Portfolio and $3,142 for the Arizona Portfolio. During the fiscal year ended September 30, 1996, the Principal Underwriter received in contingent deferred sales charges with respect to Class C redemptions $17 for the Florida Portfolio; $89 for the Minnesota

Portfolio; $1,555 for the New Jersey Portfolio; $528 for the Ohio
Portfolio; $651 for the Pennsylvania Portfolio; $61 for the
Michigan Portfolio; $21 for the Massachusetts Portfolio; $0 for the Virginia Portfolio and $0 for the Arizona Portfolio.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                     Discount or
                                                     Commission
                                       As % of       to Dealers
                         As % of       the           or Agents
                         Net           Public        As % of
Amount of                Amount        Offering      Offering
Purchase                 Invested      Price         Price

Less than
   $100,000. . .         4.44%         4.25%         4.00%
$100,000 but
    less than
    $250,000. . .        3.36          3.25          3.00
$250,000 but
    less than
    $500,000. . .        2.30          2.25          2.00
$500,000 but
    less than
    $1,000,000.* .       1.78          1.75          1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemption, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." Each Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may, however, elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.


         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but subject in most such cases to a contingent deferred sales charge, or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of a Portfolio into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio


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

  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of a Portfolio or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Portfolio or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of a Portfolio worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Portfolios or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Portfolios will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of a Portfolio to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Portfolio at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Portfolio within 30 calendar days after the redemption or repurchase transaction.
The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used more than once in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Portfolio to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. Each Portfolio may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors or Trustees of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which persons pay an asset-based fee to such or its affiliate or agent, for services in the nature of investment advisory or administrative services; and (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of share of such other registered investment companies as may be designated from time to time by the Principal Underwriter and (vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables a Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                  Contingent Deferred
                                  Sales Charge as a %
                                  of Dollar Amount
         Year Since Purchase      Subject to Charge

         First                         3.0%
         Second                        2.0%
         Third                         1.0%
         Fourth                        None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charges is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).


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

         Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares


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

do not convert to any other class of shares of the Portfolio and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class-A Shares

         Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the


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

fee-based program or plan, or to be associated with the investment adviser or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Share--How to Sell Shares". If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.




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

Redemption

         Subject only to the limitations described below, the Fund's Agreement and Declaration of Trust require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").


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

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. Prior to March 1, 1998 this service can be employed only once in any 30 day period (except for certain Omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000 per day. Prior to March 1, 1998 this service can be employed only once in any 30 day period (except for certain Omnibus accounts). Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions-General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone
(although no such difficulty was apparent at any time in


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

connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares

(except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________

                      SHAREHOLDER SERVICES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic fund transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form,


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

drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the contingent deferred sales charge, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the contingent deferred sales charge applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check or electronic funds transfer will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check or electronic funds transfer has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purpose.

         Each Portfolio shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Portfolio account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B, Class C or Advisor Class Portfolio shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of a Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

         Shares of a Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Portfolio shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholders account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemption of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to
Class A and Class C Shareholders Only

Checkwriting

         A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against
Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Trustees of the Fund deem necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Trustees. The Board of Trustees has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such


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

dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees.

         Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Trustees determines that this method does not represent fair value).


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

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees.

         The Board of Trustees may suspend the determination of the Funds net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.










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

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

         General Each Portfolio of the Fund intends for each taxable year to qualify as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

         Until the Trustees otherwise determine, each income dividend and capital gains distribution, if any, declared by the Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Fund at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

         Capital gains realized by a Portfolio during the Fund's fiscal year will be distributed; however the Fund may retain any long-term capital gains realized by the Portfolio if this is determined by the Trustees to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

         The information set forth in the Prospectus and the following discussion relates generally to Federal income taxes on dividends and distributions by each Portfolio of the Fund and assumes that each Portfolio of the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of Federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

         Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. For Federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

         For shareholders' Federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund are not subject to Federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement.

         Substantially all of the dividends paid by the Fund are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

         Each Portfolio generally will be required to withhold tax at the rate of 31% with respect to dividends of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

United States Federal Income Taxation of the Portfolios

         The following discussion relates to certain significant United States Federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

         Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         With respect to over-the-counter options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss;
(iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

         Zero Coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflects the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

State Taxation of the Portfolios

         Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Arizona Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Arizona municipal securities or U.S. government securities. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Arizona income tax is not deductible for purposes of Arizona income tax.

         Florida Portfolio. Although Florida does not impose on individual income tax, it imposes an intangible personal property tax on Florida resident individuals, trusts and corporations at the rate of $2 per $1,000 taxable value of certain securities and other intangible assets, including mutual fund shares. Florida municipal securities and U.S. Government securities are exempt from the intangible tax. Shares of the Florida Portfolio will qualify as exempt if, among other things, the entire Portfolio is invested in exempt securities at the close of the calendar year. It is anticipated that Florida Portfolio shares will qualify and will be exempt from the intangible tax. Exempt interest-dividends and gain paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax. Corporate shareholders who are subject to Federal alternative minimum tax (AMT) may be subject to Florida AMT on portfolio distributions out of the income of AMT-subject bonds in which the Florida Portfolio invests.

         Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Massachusetts Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest derived from Massachusetts municipal securities or U.S. Government securities.
Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the Massachusetts personal and fiduciary income taxes at capital gains tax rates. Distributions to corporate shareholders are subject to the Massachusetts corporate excise tax.

         Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Michigan Portfolio will be exempt from Michigan income and single business taxes. Dividends will be exempt from such taxes to the extent that they are derived from Michigan municipal securities and U.S. Government securities, provided that at least 50% of the Portfolio's total assets consist of Michigan municipal securities at the close of each quarter of the Portfolio's taxable year. Dividends exempt from Michigan income tax are also exempt from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. government securities, including capital gain distributions, are subject to Michigan income and single business tax.

         Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Minnesota Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Portfolio dividends will be exempt from these tax to the extent that they are derived from Minnesota municipal securities, provided that at least 95% of the dividends paid by the Portfolio during its fiscal year are derived from Minnesota municipal securities. Distributions of capital gains from the Minnesota Portfolio will be subject to Minnesota and fiduciary incomes taxes and certain taxpayers may also be subject to the Minnesota alternative minimum tax ("AMT") on distributions attributable to the AMT-Subject bonds in which the Portfolio invests. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Minnesota income tax will not be deductible for Minnesota income tax purposes. Distributions to corporate shareholders are subject to Minnesota franchise tax.

         New Jersey Portfolio. It is anticipated that substantially all distributions paid by the New Jersey Portfolio to individuals and fiduciaries will be exempt from the New Jersey income tax, provided the Portfolio is a New Jersey "qualified investment fund". Distributions of dividends and capital gains will be exempt from such taxes to the extent derived from New Jersey or U.S. Government securities provided, among other things, that the Portfolio invest only in interest bearing obligations, obligations issued at a discount, and cash items including receivables and financial options, futures, forward contracts and other similar financial instruments related to such obligations or to bond indices. In addition, at least 80% of the aggregate principal amount of the Portfolio's investments, excluding cash and cash items and financial options and similar financial instruments described above, must be invested in New Jersey municipal securities or U.S. Government securities at the close of each quarter of the tax year. Distributions to corporate shareholders are subject to New Jersey corporation business (franchise) and New Jersey corporation income taxes.

         Ohio Portfolio. It is anticipated that substantially all of the distributions of income and capital gains paid by the Ohio Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and that such distributions will not be includible in the net income tax base of the Ohio franchise tax. Distributions will be so exempt to the extent that they are derived from Ohio municipal securities, provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Ohio Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

         Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Pennsylvania Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and the Pennsylvania corporate net income tax. Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Pennsylvania municipal securities and U.S. Government securities. Distributions of capital gain from the Portfolio are subject to Pennsylvania individual, fiduciary and corporate income taxes, but are not taxable for purposes of the Philadelphia School District income tax. Shares of the Pennsylvania Portfolio will be exempt from Pennsylvania county personal property taxes to the extent that the Portfolio consists of Pennsylvania municipal securities or U.S. Government securities. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

         Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Virginia Portfolio will be exempt from Virginia individual income, estate, trust and corporate income taxes. Dividends will be exempt to the extent that they are either (i) exempt from regular federal income tax and attributable to interest from Virginia municipal securities, or obligations issued by Puerto Rico, the U.S. Virgin Islands or Guam, or (ii) attributable to interest on U.S. Government securities, provided that the Portfolio qualifies as a regulated investment company under the Code and at the end of each quarter of its taxable year at least 50% of the value of the Portfolio's total assets consist of obligations Whose interest is exempt from Federal income tax. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) will be subject to Virginia income taxes. Interest on indebtedness incurred (directly or indirectly) to purchase or carry shares of the Virginia Portfolio generally will not be deductible for Virginia income tax purposes.

________________________________________________________________

                   PORTFOLIO TRANSACTIONS
________________________________________________________________

         Subject to the general supervision of the Trustees of the Fund, the Adviser makes the investment decisions and places the orders for portfolio securities for each of the Fund's Portfolios and determines the broker or dealer to be used in each specific transaction. Most transactions for the Fund's Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

         The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

         No transactions for the Fund's Portfolios are executed through any broker or dealer affiliated with the Fund's Adviser, or with Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. During the fiscal year ended
September 30, 1995, 1996 and 1997, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios incurred no brokerage commissions.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

         The Fund has an unlimited number of authorized Class A, Class B and Class C shares of beneficial interest par value $.01 per share. Such shares are currently divided into nine series, one underlying each Portfolio of the Fund. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. Shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series. Certain procedures for the removal by shareholders of Trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the 1940 Act.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from each Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of each Portfolio represented by the redeemed shares less any applicable contingent deferred sales charge. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

Shareholder Liability

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         The following is a list of all persons who owned as of record or beneficially 5% of more of each class of shares of each Portfolio at January 8, 1999.

                             NO. OF
                             SHARES     % OF     % OF     % OF
NAME AND ADDRESS             OF CLASS   CLASS A  CLASS B  CLASS C

                        ARIZONA PORTFOLIO

Merrill Lynch, Pierce,
Fenner & Smith for the
Sole Benefit of its
Customers
Attn:  Fund Administration
4800 Deer Lake Dr.
2nd Floor
Jacksonville, FL 32246-6485  210,271    9%

Foundersaz A Partnership
7335 East Double Tree
Ranch Rd.
Scottsdale, AZ 85258-2047    251,172    11%

NFSC FEBO #0S3-034231
Richard D. Stewart
28103 N. 96th Pl.
Scottsdale, AZ 85255-7051    160,685    7%

Donaldson, Lufkin &
Jenrette Securities Corp. Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052   118,657    5%


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

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  253,685             18%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  57,045                       12%

PaineWebber for the
Benefit of William B.
Thomas TTEE FBO
The William B. Thomas
Personal Trust UI/A DTD
2-15-90
P.O. Box 20729
Wickenburg, AZ 85358-5729    92,213                       20%

                        FLORIDA PORTFOLIO

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  594,287    10%

Larry D. Sutton
17029 Candeleda
De Avila
Tampa, FL 33613-5213         258,373    5%

PaineWebber for the
Benefit of Wallace E.
Sapp and Edna M. Sapp
JTWROS
P.O. Box 6047
Marianna, FL 32447-6047      436,499    7%

Merrill Lynch, Pierce,

Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  1,017,350           21%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  1,897,705           53%

                     MASSACHUSETTS PORTFOLIO

NFSC FEBO# 0S3#-041017
John J. Schumacher
Judith B. Schumacher
9 Coltsway
Wayland, MA 01778-3923       221,333    7%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  784,858             33%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  415,968                      22%

NFSC FEBO #0S3#-126497
Richard B. Snyder
193 Parkerville Rd.
Southborough, MA 01770-1121  163,521                      9%

                       MICHIGAN PORTFOLIO

Douglas E. Ward
Barbara E. Ward
JTWROS
2837 N. Imperial Dr.
Hale, MI 48739-9545          49,392     5%

Prudential Securities, Inc.
FBO Mr. William Mark Bilek
TTEE William Mark Bilek
Revocable Trust US DTD
11/27/96
Pickney, MI 48690            48,980     6%

Jerome P. Ciaramitaro
Michelle M. Ciarmitaro
JTWROS
38938 Santa Barbara
Clinton Twp, MI 48036-4026   51,326     6%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  191,781             18%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  335,540                      36%

Verlin R. Eppert &
Rosalie A. Eppert
JT Ten
34190 Bellvine Trail
Birmingham, MI 48025-3703    118,215                      13%

                       MINNESOTA PORTFOLIO

Paul A. Zoschke &
Marsanne Wallace
JT TEN
2928 Lake Boulevard

North St. Paul, MN           47,877     7%
55109-1653

Deloris Nelson
P.O. Box 587
Willmar, MN 56210-0587       38,462     6%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  244,653                      33%

James G. Hynes and
Carol Y. Hynes
Jt TEN
4628 Churchill Circle
Minnetonka, MN 55345-2509    56,716                       7%

                      NEW JERSEY PORTFOLIO

John W. Stavola Jr.
Trustee Et Al Grantor
Trust
220 Bowne Road
Atlantic Highlands, NJ 07716 125,976    6%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  251,639    12%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  1,016,291           20%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  1,613,596                         59%

                         OHIO PORTFOLIO

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  128,633    10%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  696,237             17%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  1,048,018                    57%

                     PENNSYLVANIA PORTFOLIO

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  375,865    11%

James E. Beasley, Esq.
1125 Walnut Street
Philadelphia, PA 19107-4918  859,792    25%

Merrill Lynch, Pierce,

Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  1,072,532           26%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  1,159,292                    59%

                       VIRGINIA PORTFOLIO

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  75,457     6%

Clay R. Smith and
Cheryl B. Smith JTTEN
5301 Mariners Mill Ct.
Alexandria, VA 22315-4231    92,073     8%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  341,402             17%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  154,106                      28%

PaineWebber for the
Benefit of Frances B.
Andrew
8723 Higginbotham Pl.
Richmond, VA 23229-7935      27,072                       5%

J.C. Bradfor & Co.
Cust. FBO Elizabeth
Kenny Call
330 Commerce St.
Nashville, TN 37201-1899     35,163                       6%

NFSC FEBO #W26-769010
It Shareholders
Representative
2000 Nationsbank Center
P.O. Box 3037
Norfolk, VA 23514-3037       30,477                       6%

E*Trade Securities, Inc.
A/C 3971-2681
Jonathan T. Hallett
Four Embarcadero Place
2400 Geng Road
Palo Alto, CA 94304-3306     47,210                       9%

Custodian

         Bank of New York, 48 Wall Street, New York, New York
10286, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

         Alliance Fund Distributors, Inc. an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

         Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel, New
York, New York.  Seward & Kissel has relied upon the opinion of

Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

Independent Auditors

         Ernst & Young LLP, New York, New York, have been appointed as independent auditors for the Fund.

Yield and Total Return Quotations

         From time to time, a Portfolio states its "yield," "actual distribution rate" and "total return." Computed separately for each class, a Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Portfolio may advertise a "taxable equivalent yield" that is calculated by assuming that net investment income per share is increased by an amount sufficient to offset the benefit of tax exemptions at the stated income tax rate. A Portfolio's "actual distribution rate," which may be stated in sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B, and Class C shares. Computed separately for each class, a Portfolio's "total return" is its average annual compounded total return for recent one year, five year and ten year periods (or the period since the Portfolio's inception). A Portfolio's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable purchases of a Portfolio is assumed to have been paid.

Yield Calculations

                                 30-Day Tax
                30-Day Yield     Equivalent Yield
                (period ended    (period ended      Distribution
Fund            9/30/98)         9/30/98)           Rate

Florida
    Class A     4.61%            7.27%              5.00%
    Class B     4.13%            6.51%              4.55%
    Class C     4.14%            6.53%              4.55%

Minnesota
    Class A     4.29%            7.75%              4.76%
    Class B     3.77%            6.81%              4.27%
    Class C     3.78%            6.83%              4.27%

New Jersey
    Class A     4.19%            7.24%              4.75%
    Class B     3.66%            6.33%              4.26%
    Class C     3.66%            6.33%              4.26%

Pennsylvania
    Class A     4.15%            6.79%              4.78%
    Class B     3.63%            5.94%              4.32%
    Class C     3.64%            5.95%              4.32%

Massachusetts
    Class A     4.21%            7.61%              4.90%
    Class B     3.70%            6.69%              4.50%
    Class C     3.70%            6.69%              4.50%

Arizona
    Class A     4.25%            7.41%              4.74%
    Class B     3.74%            6.52%              4.31%
    Class C     3.74%            6.52%              4.31%

Ohio
    Class A     4.12%            7.32%              4.90%
    Class B     3.59%            6.38%              4.43%
    Class C     3.60%            6.40%              4.43%

Virginia
    Class A     4.32%            7.55%              4.94%
    Class B     3.81%            6.65%              4.53%
    Class C     3.80%            6.64%              4.53%

Michigan
    Class A     3.94%            6.65%              4.49%
    Class B     3.42%            5.77%              4.03%
    Class C     3.42%            5.77%              4.03%

Total Return Calculations

                                                    Ten-Year
                One-Year period  Five-Year period   period ended
Fund            ended 9/30/98    ended 9/30/98      9/30/98

Florida
    Class A     4.34%            5.39%              5.91*
    Class B     5.22%            5.52%              6.00*
    Class C     7.22%            5.52%              6.00*

Minnesota
    Class A     3.37%            4.74%              5.35*
    Class B     4.17%            4.87%              5.43*
    Class C     6.18%            4.89%              5.43*

New Jersey
    Class A     3.76%            5.09%              5.70*
    Class B     4.50%            5.24%              5.78*
    Class C     6.50%            5.24%              5.78*

Pennsylvania
    Class A     4.08%            5.76%              6.26*
    Class B     4.98%            5.89%              6.36*
    Class C     6.98%            5.91%              6.36*

Massachusetts
    Class A     4.52%            8.92%*             N/A
    Class B     5.40%            9.22%*             N/A
    Class C     7.40%            9.22%*             N/A

Arizona
    Class A     4.87%            7.68%*             N/A
    Class B     5.84%            8.02%*             N/A
    Class C     7.83%            8.02%*             N/A

Ohio
    Class A     3.71%            5.21%              5.77*
    Class B     4.56%            5.37%              5.86*
    Class C     6.56%            5.37%              5.86*

Virginia
    Class A     5.02%            8.39%*             N/A
    Class B     5.85%            8.71%*             N/A
    Class C     7.85%            8.71%*             N/A

Michigan
    Class A     4.41%            7.27%*             N/A
    Class B     5.26%            7.51%*             N/A
    Class C     7.26%            7.51%*             N/A

____________________
*  Since Inception

         A Portfolio's yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by such Portfolio, its average portfolio maturity and its expenses.
Yield and total return information is useful in reviewing a Portfolio's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Portfolio is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Portfolios as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Portfolios may also from time to time be sent to investors or placed in newspapers and magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

________________________________________________________________

               REPORT OF INDEPENDENT AUDITORS AND
                      FINANCIAL STATEMENTS
________________________________________________________________

ALLIANCE MUNICIPAL INCOME FUND II

ANNUAL REPORT
SEPTEMBER 30, 1998

ALLIANCE CAPITAL



ARIZONA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS(A)                                        (000)           VALUE
--------------------------------------------------------------------------
      MUNICIPAL BONDS-109.9%
      ARIZONA LONG TERM
      MUNICIPAL BONDS-93.9%
AAA   Glendale Connie Lee
      (Midwestern Univ) Ser 96A
      6.00%, 5/15/26                              $1,500       $1,642,515
NR    Goodyear Assessment District No. 1
      Ser 96C
      7.25%, 7/01/16                               1,569        1,734,388
NR    Hassayampa Cmnty Fac
      Dist Spec Assessment Lien
      Ser 96
      7.75%, 7/01/21                               6,910        7,856,394
AAA   Maricopa Cnty GO
      School Dist No. 28
      (Kyrene Elem) FGIC
      Ser 95B
      6.00%, 7/01/14                               1,795        1,948,598
AAA   Maricopa Cnty Hlth Fac Rev
      (Catholic Healthcare West)
      MBIA Ser 93
      7.402%, 7/01/13 (b)                          1,750        1,969,030
AA-   Maricopa Cnty IDR
      (Citizens Utilities)
      Ser 95 AMT
      6.20%, 5/01/30                               1,770        1,925,017
AA-   Mohave Cnty IDR
      (Cargill /North Star Steel)
      Ser 95A AMT
      6.70%, 3/01/20                               6,745        7,637,296
AAA   Mohave Cnty IDR
      Hlth Care Rev
      (Chris Ridge & Silver)
      GNMA Ser 96
      6.375%, 11/01/31                             1,000        1,109,760
AAA   Phoenix Arpt Rev
      (Sky Harbor/Goodyear/
      Deer Valley) MBIA
      Ser 94D AMT
      6.30%, 7/01/10                               1,795        2,005,787
AA+   Phoenix Excise Tax Rev
      (Civic Plaza Bldg Corp)
      Sr Lien Ser 94
      6.00%, 7/01/12                               1,015        1,116,936
AA    Phoenix MFHR
      (Woodstone & Silver Springs)
      Asset Gty Ser 93
      6.25%, 4/01/23                               1,820        1,939,610
AAA   Pima Cnty
      SFMR GNMA/FNMA/FHLMC
      Ser 97A AMT
      6.25%, 11/01/30                              2,195        2,360,174
AAA   Tempe MFHR
      (Quadrangles) FHA Ser 93
      6.25%, 6/01/26                               1,820        1,942,231
AAA   Yuma MFHR
      (Alexandrite Sands Apt)
      FHA Ser 90 AMT
      7.70%, 12/01/29                              1,890        1,976,184
      TOTAL ARIZONA
      LONG TERM MUNICIPAL BONDS
      (cost $35,529,669)                                       37,163,920
      SHORT TERM MUNICIPAL NOTES-16.0%
A-1+  Apache Cnty PCR
      (Tucson Elec Pwr) Ser 85A
      VRDN
      3.55%, 12/01/20 (c)                          1,400        1,400,000
A-1+  Navajo Cnty IDR
      (Citizens Util)
      Ser 97B AMT VRDN
      3.60%, 9/01/32 (c)                           1,700        1,700,000
P-1   Tempe IDR
      (Schreiber Food Inc)
      Ser 90 AMT VRDN
      3.80%, 10/01/00 (c) (d)                      1,350        1,350,000


10



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS(A)                                        (000)           VALUE
---------------------------------------------------------------------------
A-2   Tucson IDR MFHR
      (Lincoln Garden Apts)
      Ser 89 VRDN
      4.75%, 2/01/06 (c)                          $1,900       $1,900,000

      TOTAL SHORT TERM MUNICIPAL NOTES
      (cost $6,350,000)                                         6,350,000

      TOTAL INVESTMENTS-109.9%
      (cost $41,879,669)                                       43,513,920
      Other assets less liabilities-(9.9%)                     (3,923,289)

      NET ASSETS-100%                                         $39,590,631


(a)  Unaudited.

(b) Inverse floater security--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

(c) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(d)  Moody's Rating.

     See Glossary of Terms on page 25.

     See notes to financial statements.


11


FLORIDA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS(A)                                        (000)           VALUE
--------------------------------------------------------------------------
      MUNICIPAL BONDS-91.9%
      LONG TERM MUNICIPAL BONDS-84.1%
      FLORIDA-73.0%
Aaa   Brevard Cnty Hsg Fin Auth
      SFMR GNMA
      Ser 94 AMT
      6.70%, 9/01/27 (b)                          $1,080       $1,163,614
NR    Collier Cnty Cmnty Dev Dist
      (Fiddlers Creek) Ser 96
      7.50%, 5/01/18                               4,600        5,084,610
BBB+  Collier Cnty Hlth Fac
      (The Moorings) Ser 94
      7.00%, 12/01/19                              2,000        2,267,540
AAA   Dade Cnty Arpt Rev
      (Miami Int'l) MBIA
      Ser 95B AMT
      6.00%, 10/01/24                              4,750        5,185,860
A3    Dade Cnty Spec Oblig
      (Courthouse Ctr) Ser 95
      6.10%, 4/01/20 (b)                           3,000        3,287,550
AAA   Escambia Cnty Hsg Fin Auth
      SFMR FNMA/GNMA
      Ser 96B AMT
      6.25%, 4/01/28                               8,890        9,498,876
Baa1  Escambia Cnty PCR
      (Champion Int'l Corp)
      Ser 96 AMT
      6.40%, 9/01/30 (b)                           5,000        5,482,000
AAA   Florida Hsg Fin Agy MFHR
      (Brittany of Rosemont)
      AMBAC Ser 95G AMT
      6.25%, 7/01/35                               1,350        1,461,618
AAA   Florida Hsg Fin Agy MFHR
      (Landings at Boot Ranch)
      AMBAC Ser 95K AMT
      6.10%, 11/01/35                              2,050        2,200,429
AAA   Florida Hsg Fin Agy MFHR
      (Turtle Creek Apts)
      AMBAC Ser 96C AMT
      6.20%, 5/01/36                               3,245        3,506,807
AAA   Florida Hsg Fin Agy
      SFMR GNMA/FNMA
      Ser 94B AMT
      6.65%, 7/01/26                               2,875        3,068,832
AAA   Florida Hsg Fin Agy
      SFMR GNMA/FNMA
      Ser 95A AMT
      6.65%, 1/01/24                               6,710        7,237,406
AAA   Hillsborough Cnty
      Aviation Auth
      (Tampa Int'l Arpt)
      FGIC Ser 96A AMT
      6.00%, 10/01/23                              1,500        1,659,930
Aa3   North Miami Hlth Fac Auth
      (Catholic Hlth Svcs
      Oblig Grp) Ser 96
      6.00%, 8/15/24 (b)                           1,200        1,294,380
NR    Northern Palm Beach Cnty
      (Abacoa)
      Series 9A-A
      7.30%, 8/01/27                               9,470       10,504,787
AA-   Orlando Util Cmnty
      Wtr & Elec Rev
      Ser 93B
      7.205%, 10/06/17 (c)                         4,550        5,035,439
A+    Palm Beach Cnty IDR
      (Lourdes McKeen Residence)
      Ser 96
      6.625%, 12/01/26                             4,000        4,344,960
Aaa   Pinellas Cnty Hsg Fin Auth
      SFMR GNMA/FNMA
      Ser 94A AMT
      6.55%, 8/01/27 (b)                           4,090        4,381,903
Baa2  Volusia Cnty Ed Fac Auth
      (Embry-Riddle Aero Univ)
      Ser 96A
      6.125%, 10/15/26 (b)                         4,785        5,208,329
AA    Volusia Cnty Hlth Fac Auth
      (John Knox Village)
      Asset Gty Ser 96A
      6.00%, 6/01/17                               3,000        3,320,850
                                                              ------------
                                                               85,195,720

      CALIFORNIA-7.1%
A+    California GO
      Ser 95 AMT
      6.40%, 2/01/20                               8,130        8,277,560

      WASHINGTON-4.0%
A-    Pilchuck Dev Pub Corp
      (BF Goodrich)
      Ser 93 AMT
      6.00%, 8/01/23                               4,500        4,722,570

      TOTAL LONG TERM MUNICIPAL BONDS
      (cost $93,946,152)                                       98,195,850


12


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS(A)                                        (000)           VALUE
--------------------------------------------------------------------------
      SHORT TERM MUNICIPAL NOTES-7.8%
VMIG1 Jacksonville Hosp Rev
      (University Med Ctr Inc)
      Ser 88 VRDN
      5.00%, 2/01/18 (b) (d)                      $7,600       $7,600,000
VMIG1 Jacksonville Hosp Rev
      (University Med Ctr Inc)
      Ser 89 VRDN
      5.00%, 2/01/19 (b) (d)                       1,500        1,500,000

      TOTAL SHORT TERM MUNICIPAL NOTES
        (cost $9,100,000)                                       9,100,000

      TOTAL INVESTMENTS-91.9%
        (cost $103,046,152)                                  $107,295,850
      Other assets less liabilities-8.1%                        9,407,210

      NET ASSETS-100%                                        $116,703,060


(a)  Unaudited.

(b)  Moody's Rating.

(c) Inverse floater security--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

(d) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

     See Glossary of Terms on page 25.

     See notes to financial statements.


13


MASSACHUSETTS PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS(A)                                        (000)           VALUE
--------------------------------------------------------------------------
      MUNICIPAL BONDS-97.1%
      LONG TERM MUNICIPAL BONDS-93.4%
      MASSACHUSETTS-89.7%
AAA   Chelsea GO
      AMBAC Ser 94
      6.00%, 6/15/14                             $1,965       $2,210,684
AAA   Holyoke GO
      FSA Ser 93B
      6.125%, 8/01/13                             1,435        1,579,835
AAA   Massachusetts Ed Fin Auth
      (Educational Loan)
      AMBAC Ser 94E AMT
      6.00%, 1/01/12                              2,525        2,670,238
AAA   Massachusetts Hlth & Ed Fac Auth
      (Beth Israel)
      AMBAC Ser G-4
      8.522%, 7/01/25 (b)                         2,000        2,301,580
AAA   Massachusetts Hlth & Ed Fac Auth
      (New England Med Ctr) MBIA
      6.68%, 7/01/18 (b)                          2,765        2,972,098
AAA   Massachusetts Hsg Fin Agy
      AMBAC Ser 93A
      6.15%, 10/01/15                             3,500        3,705,940
AAA   Massachusetts Hsg Fin Agy
      MFHR AMBAC
      Ser 95E AMT
      6.00%, 7/01/37                              2,680        2,817,404
AAA   Massachusetts Hsg Fin Agy
      MFHR FNMA Ser 92A
      6.90%, 11/15/24                             2,500        2,746,500
AAA   Massachusetts Hsg Fin Agy
      MFHR (Harbor Point)
      AMBAC Ser 96A AMT
      6.40%, 12/01/15                             2,500        2,735,975
A+    Massachusetts Hsg Fin Agy
      Mortgage Rev SFMR
      Ser 40 AMT
      6.65%, 12/01/27                             4,980        5,416,945
A3    Massachusetts Ind Fin Agy
      (Brooks School) Ser 93
      5.95%, 7/01/23 (c)                          2,250        2,366,865
AAA   Massachusetts Ind Fin Agy
      (Heights Crossing)
      FHA Ser 95 AMT
      6.15%, 2/01/35                              7,000        7,480,410
AAA   Massachusetts Muni
      Wholesale Elec Pwr Supply Sys
      MBIA Ser 92A
      6.00%, 7/01/18                              2,725        2,897,738
AAA   Massachusetts Port Auth Spec Fac
      (Bosfuel Corp) MBIA
      Ser 97 AMT
      6.00%, 7/01/36                              2,735        2,976,254
AAA   Massachusetts Port Auth Spec Fac
      (US Air) MBIA
      Ser 96A AMT
      5.875%, 9/01/23                             2,825        3,052,780
AA+    Massachusetts Wtr Pollution Abatement
      (So Essex Prog) Ser 94A
      6.375%, 2/01/15                             2,605        2,880,036
A1    New England Ed Loan Mktg
      Ser 93H AMT
      6.90%, 11/01/09 (c)                         3,805        4,323,507
                                                             ------------
                                                              55,134,789

      PUERTO RICO-3.7%
BBB-  Puerto Rico Port Auth
      (American Airlines)
      Ser 96A AMT
      6.25%, 6/01/26                              2,035        2,240,677

      TOTAL LONG TERM MUNICIPAL BONDS
      (cost $55,519,016)                                      57,375,466


14


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS(A)                                        (000)           VALUE
--------------------------------------------------------------------------
      SHORT TERM
      MUNICIPAL NOTES-3.7%
VMIG1 Massachusetts Hlth & Ed Fac Auth
      (Brigham & Women's)
      Ser 85A VRDN
      3.40%, 7/01/17 (c) (d)                     $1,800       $1,800,000
A-1   Massachusetts Hlth & Ed Fac Auth
      (Capital Asset Prog)
      Ser 85B VRDN
      3.70%, 7/01/05 (d)                            300          300,000
A-1+  Massachusetts GO
      Ser 97B VRDN
      3.85%, 8/01/15 (d)                            200          200,000

      TOTAL SHORT TERM MUNICIPAL NOTES
      (cost $2,300,000)                                        2,300,000

      TOTAL INVESTMENTS-97.1%
      (cost $57,819,016)                                      59,675,466
      Other assets less liabilities-2.9%                       1,800,775

      NET ASSETS-100%                                        $61,476,241


(a)  Unaudited.

(b) Inverse floater security--security with variable or floating interest rate that moves in opposite of short-term interest rates.

(c)  Moody's Rating.

(d) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

     See Glossary of Terms on page 25.

     See notes to financial statements.


15


MICHIGAN PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS(A)                                        (000)          VALUE
-------------------------------------------------------------------------
      MUNICIPAL BONDS-99.1%
      MICHIGAN LONG TERM
      MUNICIPAL BONDS-89.8%
AAA   Detroit GO FGIC Ser 93
      6.35%, 4/01/14                             $1,200       $1,327,068
AAA   Detroit Sew Disp Rev
      FGIC Ser 93A
      7.618%, 7/01/23 (b)                         1,190        1,344,510
AAA   Grand Rapids Swr Sys
      MBIA Ser 92
      6.00%, 1/01/22                              1,240        1,346,256
Aa2   Independence MFHR
      (Greenery Health)
      FHA Ser 97A
      6.15%, 8/01/17 (c)                          1,850        2,048,523
AAA   Kent Cnty Arpt Fac
      (Kent Cnty Int'l)
      Ser 95 AMT
      6.10%, 1/01/25                              1,255        1,348,635
AAA   Michigan Hosp Fin Auth
      Hosp Rev (St Johns)
      AMBAC Ser 92A
      6.00%, 5/15/13                              1,000        1,082,860
AAA   Michigan Hsg Dev Auth
      (Rental Housing) AMBAC
      Ser 97A AMT
      6.10%, 10/01/33                               400          428,152
AA+    Michigan Hsg Dev Auth
      SFMR Mortgage Rev FHA
      Ser 96B AMT
      6.20%, 6/01/27                              5,805        6,208,971
AAA   Michigan Strategic Fund
      PCR (Detroit Edison)
      MBIA Ser 95AA
      6.40%, 9/01/25                              1,150        1,290,932
A     Michigan Strategic Fund
      PCR (General Motors)
      Ser 95
      6.20%, 9/01/20                              1,225        1,344,670
NR    Michigan Strategic Fund
      PCR (Holland Home)
      5.75%, 11/15/28                             2,200        2,181,168
BBB+  Romulus Tax Increment
      Fin Auth Ser 94
      6.75%, 11/01/19                             1,585        1,774,011
AAA   Three Rivers Cmnty Schl Dist GO
      MBIA Ser 96
      6.00%, 5/01/23                              1,125        1,279,046
AA    Troy Downtown Dev Auth
      Asset Gty Ser 95A
      6.375%, 11/01/18                            1,155        1,284,626
      TOTAL MICHIGAN LONG TERM
      MUNICIPAL BONDS
        (cost $23,191,590)                                    24,289,428

      SHORT TERM MUNICIPAL NOTES-9.3%
VMIG1 Michigan Job Dev Auth PCR
      (Mazda Mtr Mfg) VRDN
      4.90%, 10/01/08 (c) (d)                     1,100        1,100,000
NR    Michigan Strategic Fund
      (Production Engineering)
      AMT VRDN
      4.15%, 6/01/13 (d)                          1,100        1,100,000
Aa2   Michigan Strategic Fund
      (B&G Realty) VRDN
      4.15%, 10/01/01 (c) (d)                       300          300,000

      TOTAL SHORT TERM MUNICIPAL NOTES
        (cost $2,500,000)                                      2,500,000

      TOTAL INVESTMENTS-99.1%
        (cost $25,691,590)                                    26,789,428
      Other assets less liabilities-0.9%                         244,840

      NET ASSETS-100%                                        $27,034,268


(a)  Unaudited

(b) Inverse floater security--security with variable or floating interest rate that moves in opposite of short-term interest rates.

(c)  Moody's Ratings

(d) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

     See Glossary of Terms on page 25.

     See notes to financial statements.


16


MINNESOTA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS(A)                                        (000)          VALUE
-------------------------------------------------------------------------
      MUNICIPAL BONDS-98.9%
      MINNESOTA LONG TERM
      MUNICIPAL BONDS-90.5%
A     Bass Brook PCR
      (Minn Power & Light)
      Ser 92
      6.00%, 7/01/22                             $1,295       $1,372,389
AAA   Duluth Arpt Lease St
      Secured GO
      Ser 95C AMT
      6.25%, 8/01/14                              1,265        1,378,205
Aaa   Eagan MFHR
      (Woodridge Apts) GNMA
      Ser 97A
      5.95%, 2/01/32 (b)                          1,285        1,383,470
Aaa   Little Canada MFHR
      (Cedars Lakeside) GNMA
      Ser 97A
      5.95%, 2/01/32 (b)                          1,285        1,383,469
Aaa   Minneapolis & St Paul
      Hsg & Redev Auth
      SFMR GNMA/FNMA
      Ser 96B
      5.125%, 6/01/32 (b)                         1,300        1,300,000
A-    Minneapolis Common Bond
      Fund Cmnty Dev Agy
      Ser 95-2 AMT
      6.625%, 12/01/15                            1,245        1,367,857
A-    Minneapolis Common Bond
      Fund Cmnty Dev Agy
      Ser 97-2 AMT
      6.20%, 6/01/17                              1,795        1,951,398
AAA   Minneapolis COP Spec
      School Dist No. 1
      MBIA Ser 96A
      5.90%, 2/01/17                              1,270        1,385,570
NR    Minnesota Agric & Econ Dev Brd
      (Small Business Loan Prog)
      Ser 96A AMT
      6.75%, 8/01/16                              1,450        1,618,171
NR    Minnesota Agric & Econ Dev Brd
      (Small Business Loan Prog)
      Ser 96B AMT
      7.00%, 8/01/16                                750          800,160
Baa1  Minnesota Higher Ed Fac
      Auth (Hamline Univ)
      Ser 4-I
      6.00%, 10/01/16 (b)                           790          842,574
AA+    Minnesota Hsg Fin Agy SFMR
      Ser 96G AMT
      6.25%, 7/01/26                              1,800        1,924,830
AA+    Minnesota Hsg Fin Agy SFMR FHA
      Ser 89A AMT
      7.90%, 7/01/19                              2,605        2,668,875
AA+    Rochester Hlth Care Fac
      (Mayo Med Ctr) Ser 92H
      8.118%, 11/15/15 (c)                        1,160        1,370,958
BBB   South St. Paul Hosp Rev
      (Health East) Ser 94
      6.75%, 11/01/09                             3,000        3,311,370
AAA   St. Francis GO Ind
      Sch Dist No. 15
      CGIC Ser 95A
      6.375%, 2/01/16                             1,000        1,129,760

      TOTAL MINNESOTA LONG TERM
        MUNICIPAL BONDS
        (cost $23,856,576 )                                   25,189,056

      SHORT TERM MUNICIPAL NOTES-8.4%
A-1+  Duluth Eco Dev Hlth Care
      Fac Rev (Miller-Dwan Med Ctr) VRDN
      4.10%, 6/01/19 (d)                            150          150,000
A-1   Golden Valley IDR
      (Unicare Homes)
      Ser 84 VRDN
      3.625%, 9/01/14 (d)                         1,200        1,200,000
VMIG1 St. Louis Park Tax
      Increment VRDN
      4.35%, 2/01/06 (b)(d)                         995          995,000


17


MINNESOTA PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                                   ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                                                 VALUE
-------------------------------------------------------------------------
      TOTAL SHORT TERM MUNICIPAL NOTES
        (cost $2,345,000)                                    $ 2,345,000

      TOTAL INVESTMENTS-98.9%
        (cost $26,201,576)                                   $27,534,056
      Other assets less liabilities-1.1%                         309,803

      NET ASSETS-100%                                        $27,843,859


(a)  Unaudited.

(b)  Moody's Rating.

(c) Inverse floater security--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

(d) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

     See Glossary of Terms on page 25.

     See notes to financial statements.


18


NEW JERSEY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS(A)                                        (000)           VALUE
--------------------------------------------------------------------------
      MUNICIPAL BONDS-97.0%
      NEW JERSEY LONG TERM
      MUNICIPAL BONDS-94.6%
AAA   Essex Cnty Imp Auth Util
      Rev (Orange Twp)
      MBIA Ser 93
      6.00%, 12/01/17                            $2,510       $2,768,329
BBB-  New Jersey Eco Dev
      (American Airlines) AMT
      7.10%, 11/01/31                             4,500        4,915,935
A+    New Jersey Eco Dev
      (Anheuser-Busch)
      Ser 95 AMT
      5.85%, 12/01/30                             4,310        4,653,335
AAA   New Jersey Eco Dev
      (Hackensack Wtr Co)
      MBIA Ser 94B AMT
      5.90%, 3/01/24                              4,000        4,253,360
NR    New Jersey Eco Dev
      (Kapkowski Rd/MetroMall)
      Ser 98B AMT
      6.50%, 4/01/31                             18,985       18,999,998
AAA   New Jersey Eco Dev
      (NJ American Wtr Co)
      FGIC AMT
      6.875%, 11/01/34                            4,050        4,636,399
AAA   New Jersey Eco Dev
      (Pub Ser Elec & Gas)
      MBIA Ser 94A AMT
      6.40%, 5/01/32                              4,155        4,611,468
BBB   New Jersey Hlth Care Fac
      (Englewood Hosp) Ser 94
      6.75%, 7/01/24                              4,230        4,714,843
BBB   New Jersey Hlth Care Fac
      (Franciscan Sisters,
      St. Mary's Hosp) Ser 93
      5.875%, 7/01/12                             2,755        2,875,228
AAA   New Jersey Hlth Care Fac
      (Monmouth Med Ctr)
      CGIC Ser C
      6.25%, 7/01/24                              2,750        3,020,188
AAA   New Jersey Hsg & Mtg
      MFHR AMBAC
      Ser 96A AMT
      6.25%, 5/01/28                              3,960        4,284,007
AAA   New Jersey Hsg & Mtg
      SFMR MBIA Ser 95O AMT
      6.35%, 10/01/27                             5,000        5,382,650
AA-   New Jersey Hwy Auth
      Garden State Pkwy Rev
      6.25%, 1/01/14                              1,250        1,340,313
AAA   Passaic Valley Sewer
      AMBAC Ser 92D
      5.75%, 12/01/15                             3,400        3,629,126
AAA   Port Auth of NY & NJ
      (JFK Int'l Airport)
      MBIA Ser 6 AMT
      5.75%, 12/01/22                             7,590        8,234,011
AA-   Port Auth of NY & NJ
      95th Ser AMT
      6.125%, 7/15/29                             4,155        4,489,519
AA-   Salem Cnty NJ Waste
      Disposal Auth (E.I. Dupont)
      Ser 92A AMT
      6.125%, 7/15/22                             3,500        3,732,995
BBB   South Jersey Transportation
      Auth NJ Lease Rev
      (Raytheon Aircraft Service)
      Ser 97A AMT
      6.15%, 1/01/22                                500          547,545
AAA   Vineland NJ Sewer Auth
      (Landis) FGIC Ser 93C
      7.27%, 9/19/19 (b)                          3,250        4,088,695

      TOTAL NEW JERSEY LONG TERM
        MUNICIPAL BONDS
      (cost $85,001,691)                                      91,177,944


19


NEW JERSEY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                                   ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS(A)                                        (000)           VALUE
---------------------------------------------------------------------------
      SHORT TERM MUNICIPAL NOTE- 2.4%
A-2   New Jersey Eco Dev
      (Epitaxx Inc)
      AMT VRDN Ser 91
      4.625%, 8/01/16
      (cost $2,300,000) (c)                      $2,300      $ 2,300,000

      TOTAL INVESTMENTS-97.0%
        (cost $87,301,691)                                    93,477,944
      Other assets less liabilities-3.0%                       2,900,073

      NET ASSETS-100%                                        $96,378,017


(a)  Unaudited

(b) Inverse floater security--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

(c) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

     See Glossary of Terms on page 25.

     See notes to financial statements.


20


OHIO PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS(A)                                        (000)           VALUE
-------------------------------------------------------------------------
      MUNICIPAL BONDS-97.1%
      OHIO-93.7%
BBB   Akron (Akron Municipal
      Baseball Stad) Ser 96
      Zero Coupon, 12/01/16                      $5,000       $4,670,200
BBB-  Butler Cnty Hosp Rev
      (Fort Hamilton Hughes)
      7.50%, 1/01/10                              1,400        1,528,926
AAA   Cleveland Arpt Sys
      FGIC Ser 94A AMT
      6.25%, 1/01/20                              3,010        3,283,127
AAA   Cuyahoga Cnty Hosp Rev
      (Meridia Health Sys)
      Ser 95
      6.25%, 8/15/24                              2,320        2,680,899
AAA   Cuyahoga Cnty MFHR
      (Nat'l Terminal Apts)
      FNMA Ser 96 AMT
      6.40%, 7/01/16                              5,180        5,679,300
BBB   Dayton Spec Fac Rev
      (Emery Air Freight)
      Ser 96D AMT
      6.20%, 10/01/09                             3,010        3,277,950
BBB   Hamilton Cnty Hlth Sys
      (Franciscan Sisters/
      Providence Hosp) Ser 92
      6.875%, 7/01/15                             2,000        2,178,120
Aaa   Kent Ohio MFHR
      (Silver Meadows Apt)
      GNMA Ser 95 AMT
      7.15%, 12/20/26 (b)                         2,800        3,169,348
NR    Mahoning Valley Sanitary
      Dist Ser 94
      7.75%, 5/15/14                              1,500        1,689,255
Baa1  Ohio Air Quality Dev Auth
      (Columbus Southern Pwr)
      Ser 85B
      6.25%, 12/01/20 (b)                         2,470        2,652,731
AAA   Ohio Air Quality Dev Auth
      (JMG Funding/Ohio Pwr)
      AMBAC Ser 94B AMT
      6.375%, 4/01/29                             3,000        3,298,440
BB+   Ohio Air Quality Dev Auth
      (Toledo Edison Co)
      Ser 97A AMT
      6.10%, 8/01/27                              5,000        5,208,650
AAA   Ohio Capital Corp MFHR
      (Sect 8) FHA MBIA Ser 95E
      6.35%, 1/01/22                              1,495        1,617,186
Aa2   Ohio Hsg Fin Agy MFHR
      (Insured Bridgeview Villa II)
      FHA AMT
      6.45%, 12/01/33 (b)                         1,965        2,091,114
AAA   Ohio Hsg Fin Agy
      SFMR GNMA Ser 94 B2 AMT
      6.70%, 3/01/25                              5,710        6,158,064
AAA   Ohio Hsg Fin Agy
      SFMR GNMA Ser 97 A1 AMT
      6.15%, 3/01/29                              8,760        9,355,242
BB+   Ohio St Wtr Dev Auth
      (Cleveland Electric)
      Ser 97A AMT
      6.10%, 8/01/20                              2,000        2,083,460
A     Ohio St Wtr Dev Auth
      (North Star/BHP) AMT
      6.45%, 9/01/20                              2,980        3,288,490
                                                             ------------
                                                              63,910,502

      PUERTO RICO-3.4%
BBB-  Puerto Rico Port Auth
      (American Airlines)
      Ser 96A AMT
      6.25%, 6/01/26                              2,075        2,284,720

      TOTAL INVESTMENTS-97.1%
        (cost $62,184,170)                                    66,195,222
      Other assets less liabilities-2.9%                       1,999,275

      NET ASSETS-100%                                        $68,194,497


(a)  Unaudited.

(b)  Moody's Rating.

     See Glossary of Terms on page 25.

     See notes to financial statements.


21


PENNSYLVANIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS(A)                                        (000)           VALUE
--------------------------------------------------------------------------
      MUNICIPAL BONDS-91.3%
      LONG TERM MUNICIPAL BONDS-82.6%
      PENNSYLVANIA-81.0 %
AAA   Allegheny Cnty Arpt Rev
      (Pittsburgh Int'l) FSA
      Ser 92B AMT
      6.625%,1/01/22                             $3,315       $3,616,930
BBB-  Allegheny Cnty
      IDR (USX) Ser 96
      6.10%, 1/15/18                              4,000        4,329,840
BBB+   Bradford Cnty IDR
      Solid Waste Disp Rev
      (Int'l Paper)
      Ser 95A AMT
      6.60%, 3/01/19                              2,500        2,814,900
BBB+   Cumberland Cnty
      Municipal Auth Rev
      (Presbyterian Homes Inc)
      Ser 96
      6.00%, 12/01/26                             3,000        3,119,220
A-    New Morgan IDR
      Solid Waste Disp Rev
      (Browning-Ferris)
      Ser 94 AMT
      6.50%, 4/01/19                              4,000        4,382,280
AAA   Pennsylvania Conv Ctr Auth
      MBIA Ser 94A
      6.75%, 9/01/19                              2,500        2,866,525
BBB   Pennsylvania Econ Dev
      (Sun Co Inc)
      Ser 94A AMT
      7.60%, 12/01/24                             5,000        5,877,250
AAA   Pennsylvania Higher Ed
      Student Loan AMBAC
      Ser 88D AMT
      6.05%, 1/01/19                              4,755        4,984,620
AA+    Pennsylvania Hsg Fin Agy
      SFMR Ser 92 35D AMT
      8.293%, 4/01/25(b)                          9,500       10,430,620
AA+    Pennsylvania Hsg Fin Agy
      SFMR Ser 94 41B AMT
      6.65%, 4/01/25                              2,000        2,157,140
AA+    Pennsylvania Hsg Fin Agy
      SFMR Ser 96 48 AMT
      5.375%, 10/01/16                            4,560        4,726,258
AAA   Pennsylvania Turnpike
      AMBAC Ser 94A
      6.00%, 12/01/19                             3,000        3,388,950
AAA   Philadelphia Arpt Rev
      AMBAC
      Ser 95A AMT
      6.10%, 6/15/25                             10,000       10,887,600
A-    Philadelphia Hosp Rev
      (Temple Univ) Ser 93A
      6.625%, 11/15/23                            3,250        3,529,760
AAA   Pittsburgh Urban Redev
      SFMR FHA/GNMA/FNMA
      Ser 97A AMT
      6.25%, 10/01/28                             1,200        1,288,824
AAA   Pittsburgh Urban Redev SFMR
      Ser 95A AMT
      7.15%, 10/01/27                               520          569,717
AA     Potter Cnty Hosp Auth
      (Charles Cole Memorial)
      Asset Gty Ser 96
      6.05%, 8/01/24                              3,340        3,618,923
BBB   Warren Cnty Hosp Auth
      (Warren General Hosp)
      Ser 94A
      7.00%, 4/01/19                              2,200        2,454,848
                                                             ------------
                                                              75,044,205

      PUERTO RICO-1.6%
BBB-  Puerto Rico Port Auth
      (American Airlines)
      Ser 96A AMT
      6.25%, 6/01/26                              1,365        1,502,960

      TOTAL LONG TERM
      MUNICIPAL BONDS
        (cost $71,474,237)                                    76,547,165


22


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS(A)                                        (000)           VALUE
--------------------------------------------------------------------------
      SHORT TERM
      MUNICIPAL NOTES-8.7%
VMIG1 Allegheny Cnty Hosp
      Dev Auth
      (Presbyterian Univ Hosp)
      Ser 88B-2 VRDN
      4.05%, 3/01/18 (c)(d)                      $1,500       $1,500,000
A-1+  Geisinger Auth
      Hlth Sys Rev
      Ser 92B VRDN
      4.15%, 7/01/22 (d)                          2,000        2,000,000
A-1+  Indiana Cnty PCR
      (Conemaugh)
      Ser 97A AMT VRDN
      3.65%, 6/01/27 (d)                          4,500        4,500,000

      TOTAL SHORT TERM MUNICIPAL NOTES
        (cost $8,000,000)                                      8,000,000

      TOTAL INVESTMENTS-91.3%
        (cost $79,474,237)                                    84,547,165
      Other assets less liabilities-8.7%                       8,081,513

      NET ASSETS-100%                                        $92,628,678


(a)  Unaudited.

(b) Inverse floater security--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

(c)  Moody's Rating.

(d) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate.) This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

     See Glossary of Terms on page 25.

     See notes to financial statements.


23


VIRGINIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS(A)                                        (000)           VALUE
--------------------------------------------------------------------------
      VIRGINIA MUNICIPAL BONDS-96.1%
A     Alexandria MFHR
      (Buckingham Village Apts)
      Ser 96A AMT
      6.15%, 1/01/29                             $4,000       $4,227,480
A+    Giles Cnty IDR
      (Hoechst Celanese Corp)
      Ser 96 AMT
      6.45%, 5/01/26                              1,325        1,482,675
AAA   Harrisonburg MFHR
      (Greens of Salem Run) FSA
      Ser 97 AMT
      6.30%, 4/01/29                              1,380        1,504,945
AA    Henrico Cnty IDR Pub Fac Lease Rev
      (Henrico Cnty Regl Jail)
      7.125%, 8/01/21                             1,195        1,411,331
A-    Henrico Cnty IDR Solid Waste Rev
      (Browning-Ferris)
      Ser 97A AMT
      5.875%, 3/01/17                             1,425        1,534,197
A+    Henry Cnty IDR Hosp Rev
      (Memorial Hosp
      Martinsville & Henry)
      6.00%, 1/01/27                              1,250        1,347,038
A-    Isle of Wight Cnty Solid Waste Rev
      (Union Camp Corp)
      Ser 94 AMT
      6.55%, 4/01/24                              1,355        1,505,093
A+    James City Cnty Solid Waste Rev
      (Anheuser Busch)
      Ser 97 AMT
      6.00%, 4/01/32                              1,420        1,530,661
AAA   Loudoun Cnty IDR Hosp Rev
      (Loudoun Hosp Ctr)
      Ser 95 FSA
      5.80%, 6/01/20                              1,415        1,528,823
AAA   Newport News MFHR
      (Mennowood Cmntys) GNMA Ser 96A
      6.25%, 8/01/36                              1,345        1,461,800
NR    Staunton Ed Fac
      (Mary Baldwin College)
      Ser 96
      6.75%, 11/01/21                             3,145        3,441,070
AAA   Suffolk MFHR
      (Prince William Commons)
      FNMA Ser 96A AMT
      6.50%, 6/01/29                              1,300        1,422,707
AA     Virginia Beach Hlth Care
      (Sentara Bayside Hosp)
      6.30%, 11/01/21                             1,000        1,074,500
AA+    Virginia Hsg Dev Auth
      SFMR (Commonwealth Mtg)
      Ser 96B AMT
      6.375%, 1/01/26                             4,500        4,742,685
AA     Virginia Res Auth Sewer Sys Rev
      (Hopewell Regl Wastewater Fac)
      Ser 95A AMT
      6.00%, 10/01/25                             1,375        1,476,654

      TOTAL INVESTMENTS-96.1%
        (cost $28,972,788)                                    29,691,659
      Other assets less liabilities-3.9%                       1,193,001

      NET ASSETS-100%                                        $30,884,660


(a)  Unaudited.

     See Glossary of Terms on page 25.

     See notes to financial statements.


24


GLOSSARY OF TERMS                             ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

AMBAC     American Municipal Bond Assurance Corporation
AMT       Alternative Minimum Tax
CGIC      Capital Guaranty Insurance Company
COP       Certificate of Participation
FGIC      Financial Guaranty Insurance Company
FHA       Federal Housing Administration
FHLMC     Federal Home Loan Mortgage Corporation
FNMA      Federal National Mortgage Association
FSA       Financial Security Assurance, Inc.
GNMA      Government National Mortgage Association
GO        General Obligation
IDR       Industrial Development Revenue
MBIA      Municipal Bond Investors Assurance
MFHR      Multi-Family Housing Revenue
NR        Rating not applied for
PCR       Pollution Control Revenue
SFMR      Single Family Mortgage Revenue


25


STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                                                 ARIZONA          FLORIDA       MASSACHUSSETTS
                                                               ------------     ------------     ------------
ASSETS
Investment in securities, at value (cost: $41,879,669,
  $103,046,152, $57,819,016, $25,691,590,
  $26,201,576, $87,301,691, $62,184,170,
  $79,474,237, and $28,972,788, respectively)                   $43,513,920     $107,295,850      $59,675,466
Cash                                                                  8,856           25,796          200,264
Interest receivable                                                 604,633        1,777,422          908,348
Receivable for shares of beneficial interest sold                   292,314        1,880,536          904,615
Receivable due from Adviser                                           6,757               -0-          16,389
Receivable for investment securities sold                                -0-       6,203,023               -0-
Other assets                                                          5,928               -0-           3,491
Total assets                                                     44,432,408      117,182,627       61,708,573

LIABILITIES
Due to custodian                                                         -0-              -0-              -0-
Payable for investment securities purchased                       3,812,141               -0-              -0-
Payable for shares of beneficial interest redeemed                  908,945          139,283           50,405
Dividends payable                                                    51,493          148,438           78,868
Distribution fee payable                                             19,861           66,823           35,649
Advisory fee payable                                                     -0-          23,745               -0-
Accrued expenses and other liabilities                               49,337          101,278           67,410
Total liabilities                                                 4,841,777          479,567          232,332

NET ASSETS                                                      $39,590,631     $116,703,060      $61,476,241

COMPOSITION OF NET ASSETS
Shares of beneficial interest, at par                               $35,882         $111,316          $54,006
Additional paid-in capital                                       37,820,107      116,424,976       59,447,821
Distributions in excess of net investment income                    (53,011)        (148,438)         (81,357)
Accumulated net realized gain (loss) on
  investment transactions                                           153,402       (3,934,492)         199,321
Net unrealized appreciation of investments                        1,634,251        4,249,698        1,856,450
                                                                $39,590,631     $116,703,060      $61,476,241

CLASS A SHARES
Net assets                                                      $21,184,812      $44,439,754      $23,025,814
Shares of beneficial interest outstanding                         1,919,801        4,238,707        2,021,889

CLASS B SHARES
Net assets                                                      $13,698,011      $40,739,595      $20,400,202
Shares of beneficial interest outstanding                         1,241,654        3,886,016        1,792,646

CLASS C SHARES
Net assets                                                       $4,707,808      $31,523,711      $18,050,225
Shares of beneficial interest outstanding                           426,765        3,006,834        1,586,097
CALCULATION OF MAXIMUM OFFERING PRICE
CLASS A SHARES
Net asset value and redemption price per share                       $11.03           $10.48           $11.39
Sales charge--4.25% of public offering price                            .49              .47              .51
Maximum offering price                                               $11.52           $10.95           $11.90
CLASS B SHARES
Net asset value and offering price per share                         $11.03           $10.48           $11.38
CLASS C SHARES
Net asset value and offering price per share                         $11.03           $10.48           $11.38


See notes to financial statements.


26


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

              MICHIGAN        MINNESOTA        NEW JERSEY          OHIO         PENNSYLVANIA       VIRGINIA
            ------------     ------------     ------------     ------------     ------------     ------------




             $26,789,428      $27,534,056      $93,477,944      $66,195,222      $84,547,165      $29,691,659
                      -0-              -0-              -0-       1,121,035               -0-          66,490
                 430,126          396,611        1,626,402          822,017        1,652,802          564,209
                  85,416          105,391          751,253          478,252          535,044          694,974
                  15,654           45,497               -0-              -0-              -0-          84,143
                      -0-          15,000        1,105,000               -0-       6,300,000               -0-
                   2,272               -0-              -0-              -0-              -0-           3,714
              27,322,896       28,096,555       96,960,599       68,616,526       93,035,011       31,105,189


                 120,048           55,447          213,692               -0-          29,174               -0-
                      -0-              -0-              -0-              -0-              -0-              -0-
                  65,690           90,294           44,696          198,982           55,669          125,195
                  31,702           34,384          118,572           85,252          116,770           39,555
                  17,040           19,079           64,810           47,063           54,033           18,464
                      -0-              -0-          25,848           19,855           45,411               -0-
                  54,148           53,492          114,964           70,877          105,276           37,315
                 288,628          252,696          582,582          422,029          406,333          220,529

             $27,034,268      $27,843,859      $96,378,017      $68,194,497      $92,628,678      $30,884,660


                 $25,467          $27,249          $92,131          $65,259          $86,902          $28,047
              25,756,360       27,662,257       93,850,778       67,063,442       87,911,784       30,079,563
                 (33,354)         (34,384)        (118,572)         (85,252)        (116,770)         (40,259)

                 187,957       (1,143,743)      (3,622,573)      (2,860,004)        (326,166)          98,438
               1,097,838        1,332,480        6,176,253        4,011,052        5,072,928          718,871
             $27,034,268      $27,843,859      $96,378,017      $68,194,497      $92,628,678      $30,884,660


              $8,640,155       $6,261,487      $22,332,673      $14,219,835      $35,632,110      $10,314,864
                 813,480          612,761        2,134,901        1,360,619        3,342,637          936,262


              $9,410,795      $13,866,517      $48,027,024      $37,289,322      $39,465,160      $15,972,972
                 886,757        1,357,074        4,591,401        3,568,620        3,702,711        1,450,773


              $8,983,318       $7,715,855      $26,018,320      $16,685,340      $17,531,408       $4,596,824
                 846,496          755,043        2,486,777        1,596,680        1,644,818          417,644


                  $10.62           $10.22           $10.46           $10.45           $10.66           $11.02
                     .47              .45              .46              .46              .47              .49
                  $11.09           $10.67           $10.92           $10.91           $11.13           $11.51

                  $10.61           $10.22           $10.46           $10.45           $10.66           $11.01

                  $10.61           $10.22           $10.46           $10.45           $10.66           $11.01


27


STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998                 ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                                                 ARIZONA          FLORIDA       MASSACHUSSETTS
                                                               ------------     ------------    --------------
INVESTMENT INCOME
Interest                                                         $1,713,853       $5,028,068       $2,220,691

EXPENSES
Advisory fee                                                        188,200          533,325          248,200
Distribution fee - Class A                                           52,405           79,660           45,450
Distribution fee - Class B                                           98,403          308,958          125,563
Distribution fee - Class C                                           28,035          278,828          120,055
Custodian                                                            79,386           90,645           86,740
Administrative                                                       55,000           55,000           55,000
Audit & legal                                                        20,480           58,010           32,167
Transfer agency                                                      17,798           46,192           26,273
Amortization of organization expenses                                 8,921           10,680            7,132
Registration                                                          5,754            9,255           13,608
Printing                                                              3,614           11,634            5,618
Trustees' fees                                                        3,335            3,335            3,335
Miscellaneous                                                         1,688            5,771            4,171
Total expenses                                                      563,019        1,491,293          773,312
Less: expenses waived and reimbursed by Adviser (see Note B)       (239,639)        (456,919)        (315,454)
Net expenses                                                        323,380        1,034,374          457,858
Net investment income                                             1,390,473        3,993,694        1,762,833

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions                        221,494        1,226,752          348,332
Net change in unrealized appreciation of investments              1,146,364        1,754,979        1,218,465
Net gain on investments                                           1,367,858        2,981,731        1,566,797

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $2,758,331       $6,975,425       $3,329,630


See notes to financial statements.


28


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

              MICHIGAN        MINNESOTA        NEW JERSEY          OHIO         PENNSYLVANIA       VIRGINIA
            ------------     ------------     ------------     ------------     ------------     ------------

              $1,199,307       $1,349,769       $4,796,472       $3,329,967       $4,799,372         $929,043


                 135,408          148,899          520,692          358,606          495,591          105,442
                  21,097           15,893           55,370           31,955           87,720           18,247
                  73,567          111,830          419,389          315,487          338,646           85,643
                  72,764           73,433          229,153          151,766          161,900           22,243
                  87,086           83,366           92,453           82,623           88,178           87,364
                  55,000           55,000           55,000           55,000           55,000           55,000
                  19,934           20,097           54,179           32,678           51,595           14,710
                  27,467           26,797           64,605           35,538           61,404           23,355
                   5,694           10,072           10,072           10,535           13,682            5,727
                   4,866            1,645            6,075            9,247            4,582            2,431
                   5,678            8,042           19,958           14,866           13,271            8,608
                   3,335            3,335            3,335            3,335            3,335            3,335
                   1,770              467            1,184              568            1,807            1,034
                 513,666          558,876        1,531,465        1,102,204        1,376,711          433,139
                (203,247)        (249,396)        (389,961)        (341,646)        (269,644)        (244,585)
                 310,419          309,480        1,141,504          760,558        1,107,067          188,554
                 888,888        1,040,289        3,654,968        2,569,409        3,692,305          740,489



                 285,847          274,145          529,540          227,096        1,548,033          132,862
                 572,490          358,291        2,076,332        1,407,156        1,104,276          498,764
                 858,337          632,436        2,605,872        1,634,252        2,652,309          631,626


              $1,747,225       $1,672,725       $6,260,840       $4,203,661       $6,344,614       $1,372,115


29


STATEMENTS OF CHANGES IN NET ASSETS           ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                       ARIZONA                         FLORIDA                       MASSACHUSETTS
                             ---------------------------     ---------------------------     ----------------------------
                              YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED
                             SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,  SEPTEMBER 30,
                                 1998           1997             1998           1997             1998           1997
                             ------------   ------------     ------------   ------------     ------------   -------------
INCREASE IN NET ASSETS
FROM OPERATIONS
  Net investment income       $1,390,473       $696,598       $3,993,694     $3,340,631       $1,762,833       $771,410
  Net realized gain
    on investment
    transactions                 221,494        377,624        1,226,752      1,247,758          348,332        489,674
  Net change in
    unrealized
    appreciation
    of investments             1,146,364        238,359        1,754,979      1,354,893        1,218,465        391,030
  Net increase in
    net assets from
    operations                 2,758,331      1,312,581        6,975,425      5,943,282        3,329,630      1,652,114

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
  Net investment income
    Class A                     (858,694)      (367,913)      (1,365,535)      (847,240)        (738,055)      (288,776)
    Class B                     (414,304)      (263,634)      (1,379,472)    (1,112,789)        (522,866)      (229,220)
    Class C                     (117,475)       (65,051)      (1,248,687)    (1,346,149)        (501,912)      (253,414)
  Distributions in
    excess of net
    investment income
    Class A                      (43,709)        (1,655)         (35,676)            -0-         (61,754)        (9,236)
    Class B                      (28,034)        (3,731)         (43,750)            -0-         (60,479)       (10,381)
    Class C                       (8,101)        (1,548)         (37,351)            -0-         (57,462)       (10,837)
  Net realized gain
    on investments
    Class A                     (212,751)       (12,807)              -0-            -0-        (181,523)       (77,311)
    Class B                     (121,124)       (11,580)              -0-            -0-        (139,090)       (71,686)
    Class C                      (29,194)        (2,601)              -0-            -0-        (137,598)       (86,735)

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
  Net increase
    (decrease)                21,134,959      6,630,877       45,780,029     (1,231,836)      36,041,467     12,483,327
  Total increase              22,059,904      7,212,938       48,644,983      1,405,268       36,970,358     13,097,845

NET ASSETS
  Beginning of year           17,530,727     10,317,789       68,058,077     66,652,809       24,505,883     11,408,038
  End of year                $39,590,631    $17,530,727     $116,703,060    $68,058,077      $61,476,241    $24,505,883


See notes to financial statements.


30


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                      MICHIGAN                       MINNESOTA                      NEW JERSEY
                             ---------------------------     ---------------------------     ----------------------------
                              YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED
                             SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,  SEPTEMBER 30,
                                 1998           1997             1998           1997             1998           1997
                             ------------   ------------     ------------   ------------     ------------   -------------
INCREASE IN NET ASSETS
FROM OPERATIONS
  Net investment income         $888,888       $704,500       $1,040,289       $923,160       $3,654,968     $3,411,310
  Net realized gain
    on investment
    transactions                 285,847        539,839          274,145        275,164          529,540      1,486,965
  Net change in
    unrealized
    appreciation
    of investments               572,490        227,908          358,291        499,706        2,076,332      1,808,118
  Net increase in
    net assets from
    operations                 1,747,225      1,472,247        1,672,725      1,698,030        6,260,840      6,706,393
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
  Net investment income
    Class A                     (321,710)      (307,066)        (260,414)      (199,592)        (910,827)      (748,666)
    Class B                     (284,561)      (192,911)        (469,051)      (384,953)      (1,773,742)    (1,683,216)
    Class C                     (282,617)      (204,523)        (310,824)      (338,557)        (970,399)      (979,428)
  Distributions in
    excess of net
    investment income
    Class A                      (28,794)        (9,747)         (12,557)        (1,867)         (16,544)       (10,862)
    Class B                      (33,663)        (7,521)         (27,032)          (555)         (40,961)       (20,887)
    Class C                      (33,194)        (7,811)         (16,330)            -0-         (20,260)        (8,404)
  Net realized gain
    on investments
    Class A                     (151,780)       (73,030)              -0-            -0-              -0-            -0-
    Class B                     (160,394)       (46,231)              -0-            -0-              -0-            -0-
    Class C                     (150,076)       (52,615)              -0-            -0-              -0-            -0-
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
  Net increase
    (decrease)                10,508,825      2,037,957        7,272,544      1,213,302       17,828,850     (4,431,769)
  Total increase
    (decrease)                10,809,261      2,608,749        7,849,061      1,985,808       20,356,957     (1,176,839)
NET ASSETS
  Beginning of year           16,225,007     13,616,258       19,994,798     18,008,990       76,021,060     77,197,899
  End of year                $27,034,268    $16,225,007      $27,843,859    $19,994,798      $96,378,017    $76,021,060


See notes to financial statements.


31


STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)                                   ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                        OHIO                          PENNSYLVANIA                    VIRGINIA
                             ---------------------------     ---------------------------     ----------------------------
                              YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED
                             SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,  SEPTEMBER 30,
                                 1998           1997             1998           1997             1998           1997
                             ------------   ------------     ------------   ------------     ------------   -------------
INCREASE IN NET ASSETS
FROM OPERATIONS
  Net investment income       $2,569,409     $2,282,278       $3,692,305     $3,351,390         $740,489       $389,032
  Net realized gain
    on investment
    transactions                 227,096        971,673        1,548,033        934,665          132,862        306,700
  Net change in
    unrealized
    appreciation
    of investments             1,407,156      1,589,495        1,104,276      2,363,863          498,764        157,573
  Net increase in
    net assets from
    operations                 4,203,661      4,843,446        6,344,614      6,649,918        1,372,115        853,305

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
  Net investment income
    Class A                     (537,858)      (345,718)      (1,490,341)    (1,258,375)        (294,619)      (155,809)
    Class B                   (1,369,998)    (1,189,291)      (1,487,630)    (1,421,685)        (354,381)      (186,794)
    Class C                     (661,553)      (703,427)        (714,334)      (671,330)         (91,489)       (46,429)
  Distributions in
    excess of net
    investment income
    Class A                      (12,445)            -0-         (34,321)       (30,406)         (20,332)           (12)
    Class B                      (41,754)            -0-         (46,978)       (39,276)         (34,779)        (1,795)
    Class C                      (18,701)            -0-         (21,194)       (16,414)          (9,563)          (515)
  Net realized gain
    on investments
    Class A                           -0-            -0-              -0-            -0-        (109,207)       (59,025)
    Class B                           -0-            -0-              -0-            -0-        (157,407)       (85,912)
    Class C                           -0-            -0-              -0-            -0-         (39,965)       (22,732)

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
  Net increase
    (decrease)                17,338,126     (1,900,553)      19,566,732      1,759,900       20,866,666      3,021,558
  Total increase              18,899,478        704,457       22,116,548      4,972,332       21,127,039      3,315,840

NET ASSETS
  Beginning of year           49,295,019     48,590,562       70,512,130     65,539,798        9,757,621      6,441,781
  End of year                $68,194,497    $49,295,019      $92,628,678    $70,512,130      $30,884,660     $9,757,621


See notes to financial statements.


32


NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Municipal Income Fund II (the "Fund") which is a Massachusetts Business Trust, is registered under the Investment Company Act of 1940, as a non-diversified open-end management investment company. The Fund operates as a series company currently comprised of nine portfolios: Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (the "Portfolios"). Each series is considered to be a separate entity for financial reporting and tax purposes. Each portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Trustees. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $25,550 for the Michigan, $31,450 for the Massachusetts, $27,200 for the Virginia and $41,750 for the Arizona Portfolios have been deferred and are being amortized on a straight-line basis through February, March, April and June, 1999, respectively.

3. TAXES
It is the policy of each Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premium and accrete original issue discount and market discount as adjustments to interest income.

The Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.


33


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                                   ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolios represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distribution are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified with the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

During the current fiscal year, certain Portfolios had permanent differences, primarily due to distributions in excess of net tax-exempt investment income which resulted in a net decrease in distributions in excess of net investment income and a corresponding decrease in additional paid-in capital for those Portfolios. These reclassifications had no affect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .625 of 1% of each Portfolio's average daily net assets. Such fees are accrued daily and paid monthly. For the year ended September 30, 1998, the Adviser voluntarily agreed to waive all or a portion of its advisory fees. The aggregate amounts of such fee waivers were: Arizona Portfolio, $184,639; Florida Portfolio, $401,919; Massachusetts Portfolio, $248,200; Michigan Portfolio, $135,408; Minnesota Portfolio, $148,899; New Jersey Portfolio, $334,961; Ohio Portfolio, $286,646; Pennsylvania Portfolio, $214,644; and Virginia Portfolio, $105,442.

Pursuant to the advisory agreement, the Adviser provides to each Portfolio certain legal and accounting services. For the year ended September 30, 1998, the Adviser voluntarily agreed to waive its fees for such services. In addition, the Adviser agreed to reimburse each Portfolio for certain operating expenses. Such expenses amounted to: Massachusetts Portfolio, $67,254; Michigan Portfolio, $67,839; Minnesota Portfolio, $100,497; and Virginia Portfolio, $139,143. There was no such reimbursement for the Arizona Portfolio, the Florida Portfolio, the New Jersey Portfolio, the Ohio Portfolio and the Pennsylvania Portfolio.

Each Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. Such compensation amounted to: Arizona Portfolio, $16,500; Florida Portfolio, $29,991; Massachusetts Portfolio, $18,424; Michigan Portfolio, $16,500; Minnesota Portfolio, $18,343; New Jersey Portfolio, $42,160; Ohio Portfolio, $27,969; Pennsylvania Portfolio, $38,555; and Virginia Portfolio, $16,500.

Alliance Fund Distributors, Inc. (a wholly owned subsidiary of the Adviser) serves as the distributor of the Fund's shares.

For the year ended September 30, 1998, the amount of front-end sales charges received by the Distributor from sales of Class A shares and the amount of contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares were as follows:


34


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                          FRONT END          CONTINGENT DEFERRED
                        SALES CHARGES            SALES CHARGES
                         -----------   ------------------------------------
PORTFOLIO                  CLASS A      CLASS A      CLASS B       CLASS C
--------------           -----------   ---------    ---------     ---------
Arizona                    $16,215      $17,733      $11,605         $706
Florida                     36,819       21,506       22,273        3,420
Massachusetts               18,390           -0-      11,227        8,754
Michigan                     6,064           -0-       7,111        4,431
Minnesota                    5,086           -0-      17,153        1,704
New Jersey                  12,554           -0-      28,616        4,182
Ohio                         5,272          567       19,687        2,362
Pennsylvania                24,654           -0-      13,516        1,570
Virginia                    12,550           -0-       3,440          541


NOTE C: DISTRIBUTION SERVICES AGREEMENT
Each Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of each Portfolio's average daily net assets attributable to Class A shares and 1% of each Portfolio's average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of operations of each Portfolio the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:


PORTFOLIO                 CLASS B         CLASS C
--------------         -------------    -----------
Arizona                  $1,109,791     $  269,394
Florida                   1,651,312      1,333,293
Massachusetts             1,172,556        843,833
Michigan                    947,299        945,683
Minnesota                 1,458,332        846,719
New Jersey                2,293,615        951,597
Ohio                      2,007,545        894,056
Pennsylvania              1,681,858        823,252
Virginia                  1,437,313        341,807


Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the year ended September 30, 1998 were as follows:


PORTFOLIO                PURCHASES        SALES
--------------         -------------  -------------
Arizona                 $33,203,051    $12,617,389
Florida                  82,444,972     52,863,036
Massachusetts            59,062,789     25,829,049
Michigan                 36,140,276     26,250,497
Minnesota                13,471,501      6,440,127
New Jersey               46,610,400     27,802,539
Ohio                     28,438,712      9,117,739
Pennsylvania             67,182,753     53,179,607
Virginia                 30,253,855     10,179,538


35


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                                   ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

At September 30, 1998, the cost of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation of investments for each Portfolio were as follows:


                                        GROSS          GROSS           NET
                                      UNREALIZED     UNREALIZED     UNREALIZED
PORTFOLIO              TAX COST      APPRECIATION  (DEPRECIATION)  APPRECIATION
--------------       ------------    ------------  --------------  ------------
Arizona              $ 41,879,697     $1,634,223     $     -0-      $1,634,223
Florida               103,049,438      4,264,739      (18,327)       4,246,412
Massachusetts          57,819,016      1,856,450           -0-       1,856,450
Michigan               25,691,840      1,097,588           -0-       1,097,588
Minnesota              26,201,576      1,332,480           -0-       1,332,480
New Jersey             87,304,483      6,173,461           -0-       6,173,461
Ohio                   62,185,771      4,009,451           -0-       4,009,451
Pennsylvania           79,484,365      5,062,800           -0-       5,062,800
Virginia               28,972,788        718,871           -0-         718,871


For Federal income tax purposes at September 30, 1998, the Fund had capital loss carryforwards for the following Portfolios: $3,931,206 expiring in 2003, for Florida Portfolio; $650,584 expiring in 2003, and $492,981 expiring in 2004, for Minnesota Portfolio; $3,270,077 expiring in 2003, and $349,704 expiring in 2004, for New Jersey Portfolio; $2,526,403 expiring in 2003, and $332,000 expiring in 2004, for Ohio Portfolio; and $316,038 expiring in 2003, for Pennsylvania Portfolio. Any net capital losses incurred after October 31 ("Post October losses") within the taxable year are deemed to arise on the first business day of each Portfolio's next taxable year. None of the portfolios had post October losses.


NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $.01 par value shares of beneficial interest authorized for Class A, Class B and Class C shares.

Transactions in shares of beneficial interest in each Portfolio were as follows:


36


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,
ARIZONA PORTFOLIO         1998          1997            1998           1997
-----------------    ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,731,764       466,115     $18,634,736      $4,910,624
Shares issued in
  reinvestment of
  dividends and
  distributions           45,597         9,889         491,757         104,166
Shares converted
  from Class B            10,448         5,552         163,390          58,577
Shares redeemed         (723,933)      (52,682)     (7,863,841)       (550,222)
Net increase           1,063,876       428,874     $11,426,042      $4,523,145

CLASS B
Shares sold              730,287       234,439      $7,895,448      $2,473,657
Shares issued in
  reinvestment of
  dividends and
  distributions           30,944        13,442         333,822         141,339
Shares converted
  to Class A             (10,458)       (5,552)       (163,390)        (58,577)
Shares redeemed         (115,125)     (139,836)     (1,192,886)     (1,453,909)
Net increase             635,648       102,493      $6,872,994      $1,102,510

CLASS C
Shares sold              287,268       115,373      $3,107,936      $1,209,064
Shares issued in
  reinvestment of
  dividends and
  distributions            9,267         3,226         100,059          33,997
Shares redeemed          (34,469)      (22,676)       (372,072)       (237,839)
Net increase             262,066        95,923      $2,835,923      $1,005,222


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     SEPTEMBER 30, SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,
FLORIDA PORTFOLIO         1998          1997           1998            1997
-----------------    ------------  ------------  --------------  --------------

CLASS A
Shares sold            3,074,851       401,472     $31,787,286      $3,966,237
Shares issued in
  reinvestment of
  dividends and
  distributions           53,907        32,217         557,235         318,408
Shares converted
  from Class B            60,032        51,926         668,487         510,238
Shares redeemed         (676,944)     (228,010)     (7,012,672)     (2,248,140)
Net increase           2,511,846       257,605     $26,000,336      $2,546,743

CLASS B
Shares sold            1,752,957       744,931     $18,139,164      $7,338,616
Shares issued in
  reinvestment of
  dividends and
  distributions           65,852        50,066         680,172         495,099
Shares converted
  to Class A             (60,032)      (51,926)       (668,487)       (510,238)
Shares redeemed         (319,776)     (579,406)     (3,256,349)     (5,720,727)
Net increase           1,439,001       163,665     $14,894,500      $1,602,750

CLASS C
Shares sold              930,521       676,267      $9,625,371      $6,658,690
Shares issued in
  reinvestment of
  dividends and
  distributions           58,806        62,835         607,695         621,766
Shares redeemed         (518,362)   (1,296,118)     (5,347,873)    (12,661,785)
Net increase
  (decrease)             470,965      (557,016)     $4,885,193     $(5,381,329)


37


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
MASSACHUSETTS        SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,
PORTFOLIO                1998           1997          1998            1997
----------------     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,525,593       705,271     $17,085,284      $7,737,977
Shares issued in
  reinvestment of
  dividends and
  distributions           50,570        16,441         566,795         178,373
Shares converted
  from Class B               717            36          58,037             397
Shares redeemed         (400,515)     (172,200)     (4,495,983)     (1,883,762)
Net increase           1,176,365       549,548     $13,214,133      $6,032,985

CLASS B
Shares sold            1,237,850       336,620     $13,890,559      $3,677,110
Shares issued in
  reinvestment of
  dividends and
  distributions           36,577        14,320         409,785         155,377
Shares converted
  to Class A                (717)          (36)        (58,037)           (397)
Shares redeemed         (127,210)      (44,532)     (1,375,179)       (485,344)
Net increase           1,146,500       306,372     $12,867,128      $3,346,746

CLASS C
Shares sold            1,013,035       386,133     $11,364,712      $4,233,533
Shares issued in
  reinvestment of
  dividends and
  distributions           46,652        28,580         522,783         309,824
Shares redeemed         (171,986)     (132,699)     (1,927,289)     (1,439,761)
Net increase             887,701       282,014      $9,960,206      $3,103,596


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,
MICHIGAN PORTFOLIO        1998           1997          1998            1997
------------------   ------------  ------------  --------------  --------------
CLASS A
Shares sold              434,869       160,589      $4,494,329      $1,659,299
Shares issued in
  reinvestment of
  dividends and
  distributions           32,622        19,006         340,581         193,980
Shares converted
  from Class B             2,043            28          71,547             286
Shares redeemed         (210,595)     (230,129)     (2,208,136)     (2,348,441)
Net increase
  (decrease)             258,939       (50,506)     $2,698,321       $(494,876)

CLASS B
Shares sold              447,245       185,283      $4,685,103      $1,897,940
Shares issued in
  reinvestment of
  dividends and
  distributions           31,065        13,545         323,917         138,387
Shares converted
  to Class A              (2,043)          (28)        (71,547)           (286)
Shares redeemed          (93,242)      (46,187)       (927,923)       (470,069)
Net increase             383,025       152,613      $4,009,550      $1,565,972

CLASS C
Shares sold              489,303       176,811      $5,126,475      $1,814,237
Shares issued in
  reinvestment of
  dividends and
  distributions           39,986        22,260         417,372         227,355
Shares redeemed         (166,391)     (104,698)     (1,742,893)     (1,074,731)
Net increase             362,898        94,373      $3,800,954        $966,861


38


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,
MINNESOTA PORTFOLIO      1998           1997          1998            1997
-------------------  ------------  ------------  --------------  --------------
CLASS A
Shares sold              240,220       105,934      $2,376,324      $1,027,028
Shares issued in
  reinvestment of
  dividends and
  distributions           15,544        12,865         157,123         125,087
Shares converted
  from Class B             5,897        11,080         109,403         107,249
Shares redeemed          (62,015)      (47,164)       (628,217)       (460,217)
Net increase             199,646        82,715      $2,014,633        $799,147

CLASS B
Shares sold              641,379       167,360      $6,478,136      $1,631,577
Shares issued in
  reinvestment of
  dividends and
  distributions           32,588        26,821         329,386         260,796
Shares converted
  to Class A              (5,897)      (11,080)       (109,403)       (107,249)
Shares redeemed         (164,976)     (194,610)     (1,616,471)     (1,893,478)
Net increase (decrease)  503,094       (11,509)     $5,081,648       $(108,354)

CLASS C
Shares sold              170,118       167,292      $1,720,113      $1,624,602
Shares issued in
  reinvestment of
  dividends and
  distributions           26,170        27,887         264,223         271,274
Shares redeemed         (179,084)     (141,329)     (1,808,073)     (1,373,367)
Net increase              17,204        53,850        $176,263        $522,509


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
NEW JERSEY           SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,
PORTFOLIO                1998           1997          1998            1997
-----------------    ------------  ------------  --------------  --------------

CLASS A
Shares sold              751,262       469,608      $7,705,304      $4,670,579
Shares issued in
  reinvestment of
  dividends and
  distributions           54,575        43,821         561,562         434,332
Shares converted
  from Class B            21,774        25,334         268,704         250,480
Shares redeemed         (298,768)     (530,123)     (3,073,637)     (5,236,167)
Net increase             528,843         8,640      $5,461,933        $119,224

CLASS B
Shares sold            1,449,989       612,170     $14,941,581      $6,103,109
Shares issued in
  reinvestment of
  dividends and
  distributions          113,069       106,709       1,163,362       1,057,759
Shares converted
  to Class A             (21,774)      (25,334)       (268,704)       (250,480)
Shares redeemed         (722,074)     (943,177)     (7,381,335)     (9,338,864)
Net increase
  (decrease)             819,210      (249,632)     $8,454,904     $(2,428,476)

CLASS C
Shares sold              668,420       374,853      $6,885,939      $3,722,963
Shares issued in
  reinvestment of
  dividends and
  distributions           65,486        67,711         673,386         671,448
Shares redeemed         (354,535)     (657,468)     (3,647,312)     (6,516,928)
Net increase
  (decrease)             379,371      (214,904)     $3,912,013     $(2,122,517)


39


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                                   ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,
OHIO PORTFOLIO           1998           1997          1998            1997
-----------------    ------------  ------------  --------------  --------------
CLASS A
Shares sold              639,331       278,619      $6,566,039      $2,767,243
Shares issued in
  reinvestment of
  dividends and
  distributions           33,356        20,667         344,655         203,289
Shares converted
  from Class B            58,121        13,783         646,153         138,710
Shares redeemed         (117,443)     (195,949)     (1,213,183)     (1,909,329)
Net increase             613,365       117,120      $6,343,664      $1,199,913

CLASS B
Shares sold            1,207,646       491,863     $12,480,119      $4,851,011
Shares issued in
  reinvestment of
  dividends and
  distributions          100,554        85,785       1,038,805         844,851
Shares converted
  to Class A             (58,121)      (13,783)       (646,153)       (138,710)
Shares redeemed         (320,073)     (561,173)     (3,263,624)     (5,501,504)
Net increase             930,006         2,692      $9,609,147         $55,648

CLASS C
Shares sold              372,776       173,363      $3,860,583      $1,711,532
Shares issued in
  reinvestment of
  dividends and
  distributions           46,608        51,701         480,928         509,274
Shares redeemed         (286,393)     (551,175)     (2,956,196)     (5,376,920)
Net increase
  (decrease)             132,991      (326,111)     $1,385,315     $(3,156,114)


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
PENNSYLVANIA         SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,
PORTFOLIO                1998           1997          1998            1997
-----------------    ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,354,357       467,692     $14,149,149      $4,681,081
Shares issued in
  reinvestment of
  dividends and
  distributions           96,257        84,710       1,006,799         852,355
Shares converted
  from Class B            64,196        63,903         722,138         646,415
Shares redeemed         (586,559)     (344,028)     (6,149,684)     (3,466,776)
Net increase             928,251       272,277      $9,728,402      $2,713,075

CLASS B
Shares sold            1,163,458       577,688     $12,209,270      $5,820,098
Shares issued in
  reinvestment of
  dividends and
  distributions           85,232        80,944         891,248         814,188
Shares converted
  to Class A             (64,196)      (63,903)       (722,138)       (646,415)
Shares redeemed         (392,609)     (771,304)     (4,075,590)     (7,750,943)
Net increase (decrease)  791,885      (176,575)     $8,302,790     $(1,763,072)

CLASS C
Shares sold              428,757       288,667      $4,483,838      $2,906,593
Shares issued in
  reinvestment of
  dividends and
  distributions           38,019        44,989         397,062         452,736
Shares redeemed         (320,592)     (254,416)     (3,345,360)     (2,549,432)
Net increase             146,184        79,240      $1,535,540        $809,897


40


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,
VIRGINIA PORTFOLIO       1998           1997          1998            1997
------------------   ------------  ------------  --------------  --------------
CLASS A
Shares sold              657,077       106,838      $7,125,472      $1,119,910
Shares issued in
  reinvestment of
  dividends and
  distributions           23,268        12,492         252,054         131,306
Shares converted
  from Class B             5,107            -0-        105,746              -0-
Shares redeemed          (72,986)      (27,670)       (800,978)       (291,141)
Net increase             612,466        91,660      $6,682,294        $960,075

CLASS B
Shares sold            1,005,543       168,891     $10,994,477      $1,787,325
Shares issued in
  reinvestment of
  dividends and
  distributions           37,823        19,801         409,683         208,051
Shares converted
  to Class A              (5,107)           -0-       (105,746)             -0-
Shares redeemed          (47,923)      (44,556)       (472,693)       (465,272)
Net increase             990,336       144,136     $10,825,721      $1,530,104

CLASS C
Shares sold              311,389        54,662      $3,408,930        $578,928
Shares issued in
  reinvestment of
  dividends and
  distributions           11,402         6,070         123,580          63,771
Shares redeemed          (15,874)      (10,711)       (173,859)       (111,320)
Net increase             306,917        50,021      $3,358,651        $531,379


41


FINANCIAL HIGHLIGHTS                          ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    ARIZONA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                                                                   JUNE 1,
                                                                                                   1994(A)
                                                           YEAR ENDED SEPTEMBER 30,                  TO
                                            --------------------------------------------------  SEPTEMBER 30,
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $10.78       $10.32       $10.29        $9.77       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .54(c)       .57(c)       .55(c)       .56          .20
Net realized and unrealized gain (loss)
  on investment transactions                     .45          .48          .14          .53         (.23)
Net increase (decrease) in net asset
  value from operations                          .99         1.05          .69         1.09         (.03)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.54)        (.57)        (.55)        (.56)        (.20)
Distributions in excess of net
  investment income                             (.02)          -0-        (.03)        (.01)          -0-
Distributions from net realized gains           (.18)        (.02)        (.08)          -0-          -0-
Total dividends and distributions               (.74)        (.59)        (.66)        (.57)        (.20)
Net asset value, end of period                $11.03       $10.78       $10.32       $10.29        $9.77

TOTAL RETURN
Total investment return based on
  net asset value (d)                           9.54%       10.54%        6.84%       11.56%        (.35)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $21,185       $9,225       $4,409       $2,379         $930
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                       .78%         .78%         .78%         .78%         .78%(e)
  Expenses, before
    waivers/reimbursements                      1.55%        2.71%        3.69%        4.88%        7.71%(e)
  Net investment income, net of
    waivers/reimbursements                      4.92%        5.42%        5.33%        5.56%        5.82%(e)
Portfolio turnover rate                           45%         193%         244%          85%          81%


                                                                          CLASS B
                                            -----------------------------------------------------------------
                                                                                                  JUNE 1,
                                                                                                  1994(A)
                                                           YEAR ENDED SEPTEMBER 30,                 TO
                                            --------------------------------------------------  SEPTEMBER 30,
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $10.78       $10.32       $10.29        $9.77       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .45(c)       .50(c)       .47(c)       .49          .18
Net realized and unrealized gain (loss)
  on investment transactions                     .47          .48          .14          .53         (.24)
Net increase (decrease) in net
  asset value from operations                    .92          .98          .61         1.02         (.06)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)        (.50)        (.47)        (.49)        (.17)
Distributions in excess of net
  investment income                             (.04)          -0-        (.03)        (.01)          -0-
Distributions from net realized gains           (.18)        (.02)        (.08)          -0-          -0-
Total dividends and distributions               (.67)        (.52)        (.58)        (.50)        (.17)
Net asset value, end of period                $11.03       $10.78       $10.32       $10.29        $9.77

TOTAL RETURN
Total investment return based on net
  asset value (d)                               8.84%        9.80%        6.10%       10.78%        (.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $13,698       $6,531       $5,199       $3,166       $1,677
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.48%        1.48%        1.48%        1.48%        1.48%(e)
  Expenses, before
    waivers/reimbursements                      2.30%        3.40%        4.40%        5.58%        8.41%(e)
  Net investment income, net of
    waivers/reimbursements                      4.21%        4.73%        4.62%        4.89%        5.13%(e)
Portfolio turnover rate                           45%         193%         244%          85%          81%


See footnote summary on page 59.


42


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   ARIZONA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                       CLASS C
                                            -----------------------------------------------------------------
                                                                                                  JUNE 1,
                                                                                                  1994(A)
                                                         YEAR ENDED SEPTEMBER 30,                   TO
                                            --------------------------------------------------  SEPTEMBER 30,
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $10.78       $10.32       $10.30        $9.77       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .45(c)       .50(c)       .47(c)       .49          .17
Net realized and unrealized gain (loss)
  on investment transactions                     .47          .48          .13          .54         (.23)
Net increase (decrease) in net asset
  value from operations                          .92          .98          .60         1.03         (.06)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)        (.50)        (.47)        (.49)        (.17)
Distributions in excess of net
  investment income                             (.04)          -0-        (.03)        (.01)          -0-
Distributions from net realized gains           (.18)        (.02)        (.08)          -0-          -0-
Total dividends and distributions               (.67)        (.52)        (.58)        (.50)        (.17)
Net asset value, end of period                $11.03       $10.78       $10.32       $10.30        $9.77

TOTAL RETURN
Total investment return based on net
  asset value (d)                               8.83%        9.80%        6.00%       10.89%        (.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $4,708       $1,775         $710         $481         $485
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.48%        1.48%        1.48%        1.48%        1.48%(e)
  Expenses, before
    waivers/reimbursements                      2.34%        3.39%        4.41%        5.58%        8.41%(e)
  Net investment income, net of
    waivers/reimbursements                      4.19%        4.70%        4.61%        4.90%        4.70%(e)
Portfolio turnover rate                           45%         193%         244%          85%          81%


See footnote summary on page 59.


43


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                    FLORIDA PORTFOLIO
                                            ---------------------------------------------------------------
                                                                         CLASS A
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.14        $9.73        $9.58        $8.89       $10.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .52(c)       .55(c)       .54(c)       .55          .55
Net realized and unrealized gain (loss)
  on investment transactions                     .37          .41          .16          .69        (1.35)
Net increase (decrease) in net asset
  value from operations                          .89          .96          .70         1.24         (.80)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.52)        (.55)        (.54)        (.55)        (.55)
Distributions in excess of net
  investment income                             (.03)          -0-        (.01)          -0-          -0-
Distributions from net realized gains             -0-          -0-          -0-          -0-        (.01)
Total dividends and distributions               (.55)        (.55)        (.55)        (.55)        (.56)
Net asset value, end of year                  $10.48       $10.14        $9.73        $9.58        $8.89

TOTAL RETURN
Total investment return based on net
  asset value (d)                               8.97%       10.14%        7.45%       14.44%       (8.03)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $44,440      $17,516      $14,297      $11,956       $8,227
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                       .73%         .73%         .73%         .73%         .38%
  Expenses, before
    waivers/reimbursements                      1.27%        1.35%        1.33%        1.33%        1.27%
  Net investment income, net of
    waivers/reimbursements                      5.14%        5.58%        5.52%        5.91%        5.70%
Portfolio turnover rate                           65%         204%         237%         146%         185%


                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.14        $9.74        $9.58        $8.89       $10.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .46(c)       .48(c)       .47(c)       .47          .48
Net realized and unrealized gain (loss)
  on investment transactions                     .36          .40          .17          .70        (1.35)
Net increase (decrease) in net asset
  value from operations                          .82          .88          .64         1.17         (.87)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.46)        (.48)        (.47)        (.47)        (.48)
Distributions in excess of net
  investment income                             (.02)          -0-        (.01)        (.01)          -0-
Distributions from net realized gains             -0-          -0-          -0-          -0-        (.01)
Total dividends and distributions               (.48)        (.48)        (.48)        (.48)        (.49)
Net asset value, end of year                  $10.48       $10.14        $9.74        $9.58        $8.89

TOTAL RETURN
Total investment return based on net
  asset value (d)                               8.22%        9.24%        6.78%       13.56%       (8.72)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $40,740      $24,820      $22,235      $20,660      $18,048
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.43%        1.43%        1.43%        1.42%        1.08%
  Expenses, before
    waivers/reimbursements                      1.97%        2.05%        2.03%        2.03%        1.98%
  Net investment income, net of
    waivers/reimbursements                      4.46%        4.87%        4.81%        5.22%        4.99%
Portfolio turnover rate                           65%         204%         237%         146%         185%


See footnote summary on page 59.


44


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                   FLORIDA PORTFOLIO
                                            ---------------------------------------------------------------
                                                                        CLASS C
                                            ---------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.14        $9.74        $9.58        $8.89       $10.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .46(c)       .49(c)       .47(c)       .47          .48
Net realized and unrealized gain (loss)
  on investment transactions                     .36          .39          .17          .70        (1.35)
Net increase (decrease) in net asset
  value from operations                          .82          .88          .64         1.17         (.87)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.46)        (.48)        (.47)        (.47)        (.48)
Distributions in excess of net
  investment income                             (.02)          -0-        (.01)        (.01)          -0-
Distributions from net realized gains             -0-          -0-          -0-          -0-        (.01)
Total dividends and distributions               (.48)        (.48)        (.48)        (.48)        (.49)
Net asset value, end of year                  $10.48       $10.14        $9.74        $9.58        $8.89

TOTAL RETURN
Total investment return based on net
  asset value (d)                               8.22%        9.23%        6.78%       13.56%       (8.72)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $31,524      $25,722      $30,121      $30,787      $42,405
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.43%        1.43%        1.43%        1.42%        1.08%
  Expenses, before waivers/reimbursements       1.99%        2.03%        2.02%        2.03%        1.97%
  Net investment income, net of
    waivers/reimbursements                      4.48%        4.89%        4.81%        5.27%        4.97%
Portfolio turnover rate                           65%         204%         237%         146%         185%


See footnote summary on page 59.


45


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                MASSACHUSETTS PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                                                                 MARCH 29,
                                                                                                  1994(A)
                                                         YEAR ENDED SEPTEMBER 30,                   TO
                                            --------------------------------------------------  SEPTEMBER 30,
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -------------
Net asset value, beginning of period          $11.19       $10.85       $10.50       $10.12       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .54(c)       .58(c)       .60(c)       .58          .31
Net realized and unrealized gain on
  investment transactions                        .45          .57          .44          .41          .11
Net increase in net asset value
  from operations                                .99         1.15         1.04          .99          .42

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.54)        (.58)        (.59)        (.58)        (.30)
Distributions in excess of net
  investment income                             (.06)        (.03)        (.02)        (.03)          -0-
Distributions from net realized gains           (.19)        (.20)        (.08)          -0-          -0-
Total dividends and distributions               (.79)        (.81)        (.69)        (.61)        (.30)
Net asset value, end of period                $11.39       $11.19       $10.85       $10.50       $10.12

TOTAL RETURN
Total investment return based on net
  asset value (d)                               9.18%       11.14%       10.25%       10.19%        4.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $23,026       $9,461       $3,211       $1,337         $565
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                       .72%         .72%         .62%         .60%         .60%(e)
  Expenses, before
    waivers/reimbursements                      1.51%        2.40%        3.15%        6.44%       13.20%(e)
  Net investment income, net of
    waivers/reimbursements                      4.87%        5.40%        5.62%        5.67%        5.98%(e)
Portfolio turnover rate                           69%         134%         246%         155%         146%


                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                                                 MARCH 29,
                                                                                                  1994(A)
                                                            YEAR ENDED SEPTEMBER 30,                TO
                                            --------------------------------------------------  SEPTEMBER 30,
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -------------
Net asset value, beginning of period          $11.19       $10.84       $10.49       $10.12       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .46(c)       .51(c)       .52(c)       .52          .27
Net realized and unrealized gain on
  investment transactions                        .45          .58          .45          .39          .11
Net increase in net asset
  value from operations                          .91         1.09          .97          .91          .38

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.46)        (.51)        (.52)        (.52)        (.26)
Distributions in excess of net
  investment income                             (.07)        (.03)        (.02)        (.02)          -0-
Distributions from net realized gains           (.19)        (.20)        (.08)          -0-          -0-
Total dividends and distributions               (.72)        (.74)        (.62)        (.54)        (.26)
Net asset value, end of period                $11.38       $11.19       $10.84       $10.49       $10.12

TOTAL RETURN
Total investment return based on
  net asset value (d)                           8.40%       10.52%        9.52%        9.32%        3.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $20,400       $7,230       $3,683       $1,754         $725
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.42%        1.42%        1.32%        1.30%        1.30%(e)
  Expenses, before
    waivers/reimbursements                      2.22%        3.07%        3.85%        7.14%       13.90%(e)
  Net investment income, net of
    waivers/reimbursements                      4.16%        4.73%        4.93%        4.90%        5.13%(e)
Portfolio turnover rate                           69%         134%         246%         155%         146%


See footnote summary on page 59.


46


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                               MASSACHUSETTS PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS C
                                            -----------------------------------------------------------------
                                                                                                 MARCH 29,
                                                                                                  1994(A)
                                                            YEAR ENDED SEPTEMBER 30,                TO
                                            --------------------------------------------------  SEPTEMBER 30,
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -------------
Net asset value, beginning of period          $11.19       $10.84       $10.49       $10.12       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .47(c)       .51(c)       .52(c)       .52          .25
Net realized and unrealized gain on
  investment transactions                        .44          .58          .45          .39          .13
Net increase in net asset value
  from operations                                .91         1.09          .97          .91          .38

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.47)        (.51)        (.52)        (.52)        (.26)
Distributions in excess of net
  investment income                             (.06)        (.03)        (.02)        (.02)          -0-
Distributions from net realized gains           (.19)        (.20)        (.08)          -0-          -0-
Total dividends and distributions               (.72)        (.74)        (.62)        (.54)        (.26)
Net asset value, end of period                $11.38       $11.19       $10.84       $10.49       $10.12

TOTAL RETURN
Total investment return based on
  net asset value (d)                           8.40%       10.52%        9.52%        9.32%        3.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $18,050       $7,815       $4,514       $2,556         $774
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.42%        1.42%        1.31%        1.30%        1.30%(e)
  Expenses, before
    waivers/reimbursements                      2.21%        3.09%        3.84%        7.14%       13.90%(e)
  Net investment income, net of
    waivers/reimbursements                      4.18%        4.75%        4.88%        4.85%        4.00%(e)
Portfolio turnover rate                           69%         134%         246%         155%         146%


See footnote summary on page 59.


47


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 MICHIGAN PORTFOLIO
                                            -----------------------------------------------------------------
                                                                      CLASS A
                                            -----------------------------------------------------------------
                                                                                                FEBRUARY 25,
                                                          YEAR ENDED SEPTEMBER 30,               1994(A) TO
                                            --------------------------------------------------  SEPTEMBER 30,
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -------------
Net asset value, beginning of period          $10.52       $10.12       $10.10        $9.35       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .48(c)       .53(c)       .52(c)       .52          .33
Net realized and unrealized gain (loss)
  on investment transactions                     .44          .55          .22          .78         (.65)
Net increase (decrease) in net asset
  value from operations                          .92         1.08          .74         1.30         (.32)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.48)        (.53)        (.52)        (.52)        (.33)
Distributions in excess of net
  investment income                             (.05)        (.02)        (.03)        (.03)          -0-
Distributions from net realized gains           (.29)        (.13)        (.17)          -0-          -0-
Total dividends and distributions               (.82)        (.68)        (.72)        (.55)        (.33)
Net asset value, end of period                $10.62       $10.52       $10.12       $10.10        $9.35

TOTAL RETURN
Total investment return based on net
  asset value (d)                               9.08%       11.05%        7.54%       14.40%       (3.24)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $8,640       $5,836       $6,123       $5,158       $2,473
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                       .96%         .96%         .96%        1.36%         .93%(e)
  Expenses, before
    waivers/reimbursements                      1.89%        2.46%        2.77%        3.43%        3.97%(e)
  Net investment income, net of
    waivers/reimbursements                      4.57%        5.24%        5.21%        5.27%        5.83%(e)
Portfolio turnover rate                          134%         161%         242%         151%         222%


                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                                                FEBRUARY 25,
                                                          YEAR ENDED SEPTEMBER 30,               1994(A) TO
                                            --------------------------------------------------  SEPTEMBER 30,
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -------------
Net asset value, beginning of period          $10.52       $10.12       $10.10        $9.35       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .40(c)       .46(c)       .45(c)       .45          .29
Net realized and unrealized gain (loss)
  on investment transactions                     .44          .55          .22          .78         (.65)
Net increase (decrease) in net asset
  value from operations                          .84         1.01          .67         1.23         (.36)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.40)        (.46)        (.45)        (.45)        (.29)
Distributions in excess of net
  investment income                             (.06)        (.02)        (.03)        (.03)          -0-
Distributions from net realized gains           (.29)        (.13)        (.17)          -0-          -0-
Total dividends and distributions               (.75)        (.61)        (.65)        (.48)        (.29)
Net asset value, end of period                $10.61       $10.52       $10.12       $10.10        $9.35

TOTAL RETURN
Total investment return based on net
  asset value (d)                               8.26%       10.30%        6.80%       13.58%       (3.65)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $9,411       $5,300       $3,553       $2,424       $1,722
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.66%        1.66%        1.66%        2.06%        1.63%(e)
  Expenses, before
    waivers/reimbursements                      2.61%        3.23%        3.48%        4.12%        4.67%(e)
  Net investment income, net of
    waivers/reimbursements                      3.87%        4.53%        4.51%        4.57%        4.93%(e)
Portfolio turnover rate                          134%         161%         242%         151%         222%


See footnote summary on page 59.


48


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  MICHIGAN PORTFOLIO
                                            -----------------------------------------------------------------
                                                                       CLASS C
                                            -----------------------------------------------------------------
                                                                                                FEBRUARY 25,
                                                            YEAR ENDED SEPTEMBER 30,             1994(A) TO
                                            --------------------------------------------------  SEPTEMBER 30,
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -------------
Net asset value, beginning of period          $10.52       $10.12       $10.10        $9.35       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .41(c)       .46(c)       .45(c)       .45          .29
Net realized and unrealized gain (loss)
  on investment transactions                     .43          .55          .22          .78         (.65)
Net increase (decrease) in net asset
  value from operations                          .84         1.01          .67         1.23         (.36)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.41)        (.46)        (.45)        (.45)        (.29)
Distributions in excess of net
  investment income                             (.05)        (.02)        (.03)        (.03)          -0-
Distributions from net realized gains           (.29)        (.13)        (.17)          -0-          -0-
Total dividends and distributions               (.75)        (.61)        (.65)        (.48)        (.29)
Net asset value, end of period                $10.61       $10.52       $10.12       $10.10        $9.35

TOTAL RETURN
Total investment return based on net
  asset value (d)                               8.26%       10.30%        6.80%       13.58%       (3.65)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $8,983       $5,089       $3,940       $2,886       $2,778
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.66%        1.66%        1.66%        2.06%        1.63%(e)
  Expenses, before
    waivers/reimbursements                      2.59%        3.20%        3.48%        4.13%        4.67%(e)
  Net investment income, net of
    waivers/reimbursements                      3.88%        4.55%        4.50%        4.69%        4.92%(e)
Portfolio turnover rate                          134%         161%         242%         151%         222%


See footnote summary on page 59.


49


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                 MINNESOTA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -------------
Net asset value, beginning of year             $9.97        $9.58        $9.49        $9.19       $10.28

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .50(c)       .53(c)       .53(c)       .53          .55
Net realized and unrealized gain (loss)
  on investment transactions                     .27          .39          .11          .32        (1.09)
Net increase (decrease) in net asset
  value from operations                          .77          .92          .64          .85         (.54)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.50)        (.53)        (.53)        (.53)        (.55)
Distributions in excess of net
  investment income                             (.02)          -0-        (.02)        (.02)          -0-
Total dividends and distributions               (.52)        (.53)        (.55)        (.55)        (.55)
Net asset value, end of year                  $10.22        $9.97        $9.58        $9.49        $9.19

TOTAL RETURN
Total investment return based on net
  asset value (d)                               7.94%        9.93%        6.95%        9.63%       (5.35)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)       $6,261       $4,120       $3,165       $2,414       $2,125
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                       .75%         .75%         .72%         .71%         .09%
  Expenses, before
    waivers/reimbursements                      1.80%        2.22%        2.19%        2.30%        2.12%
  Net investment income, net of
    waivers/reimbursements                      4.92%        5.44%        5.54%        5.71%        5.71%
Portfolio turnover rate                           30%         131%         195%         117%         143%


                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $9.97        $9.58        $9.49        $9.18       $10.28

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .42(c)       .46(c)       .46(c)       .46          .48
Net realized and unrealized gain (loss)
  on investment transactions                     .28          .39          .11          .33        (1.10)
Net increase (decrease) in net asset
  value from operations                          .70          .85          .57          .79         (.62)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.42)        (.46)        (.46)        (.46)        (.48)
Distributions in excess of net
  investment income                             (.03)          -0-        (.02)        (.02)          -0-
Total dividends and distributions               (.45)        (.46)        (.48)        (.48)        (.48)
Net asset value, end of year                  $10.22        $9.97        $9.58        $9.49        $9.18

TOTAL RETURN
Total investment return based on net
  asset value (d)                               7.17%        9.13%        6.15%        8.90%       (6.15)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $13,867       $8,517       $8,291       $7,299       $6,150
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.46%        1.46%        1.42%        1.42%         .80%
  Expenses, before
    waivers/reimbursements                      2.52%        2.91%        2.89%        3.02%        2.83%
  Net investment income, net of
    waivers/reimbursements                      4.19%        4.75%        4.82%        4.97%        5.00%
Portfolio turnover rate                           30%         131%         195%         117%         143%


See footnote summary on page 59.


50


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                 MINNESOTA PORTFOLIO
                                            ---------------------------------------------------------------
                                                                       CLASS C
                                            ---------------------------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $9.97        $9.58        $9.50        $9.19       $10.27

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .43(c)       .46(c)       .46(c)       .46          .48
Net realized and unrealized gain (loss)
  on investment transactions                     .27          .39          .10          .33        (1.08)
Net increase (decrease) in net asset
  value from operations                          .70          .85          .56          .79         (.60)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.43)        (.46)        (.46)        (.46)        (.48)
Distributions in excess of net
  investment income                             (.02)          -0-        (.02)        (.02)          -0-
Total dividends and distributions               (.45)        (.46)        (.48)        (.48)        (.48)
Net asset value, end of year                  $10.22        $9.97        $9.58        $9.50        $9.19

TOTAL RETURN
Total investment return based on net
  asset value (d)                               7.18%        9.13%        6.03%        8.89%       (5.95)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)       $7,716       $7,358       $6,553       $7,305       $9,489
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.45%        1.45%        1.41%        1.41%         .79%
  Expenses, before
    waivers/reimbursements                      2.48%        2.89%        2.88%        3.00%        2.82%
  Net investment income, net of
    waivers/reimbursements                      4.23%        4.76%        4.82%        5.05%        4.90%
Portfolio turnover rate                           30%         131%         195%         117%         143%


See footnote summary on page 59.


51


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                 NEW JERSEY PORTFOLIO
                                            ---------------------------------------------------------------
                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.15        $9.72        $9.65        $9.07       $10.29

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .51(c)       .51(c)       .51(c)       .54          .55
Net realized and unrealized gain (loss)
  on investment transactions                     .32          .44          .11          .59        (1.22)
Net increase (decrease) in net asset
  value from operations                          .83          .95          .62         1.13         (.67)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.51)        (.51)        (.51)        (.54)        (.55)
Distributions in excess of net
  investment income                             (.01)        (.01)        (.04)        (.01)          -0-
Total dividends and distributions               (.52)        (.52)        (.55)        (.55)        (.55)
Net asset value, end of year                  $10.46       $10.15        $9.72        $9.65        $9.07

TOTAL RETURN
Total investment return based on net
  asset value (d)                               8.36%       10.01%        6.57%       12.91%       (6.67)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $22,333      $16,309      $15,520      $11,612       $9,257
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                       .82%         .82%         .82%         .82%         .20%
  Expenses, before
    waivers/reimbursements                      1.29%        1.34%        1.35%        1.35%        1.33%
  Net investment income, net of
    waivers/reimbursements                      4.93%        5.16%        5.26%        5.73%        5.65%
Portfolio turnover rate                           35%          61%         132%          86%         171%


                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.16        $9.72        $9.66        $9.07       $10.28

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .43(c)       .44(c)       .44(c)       .47          .48
Net realized and unrealized gain (loss)
  on investment transactions                     .32          .45          .10          .60        (1.21)
Net increase (decrease) in net asset
  value from operations                          .75          .89          .54         1.07         (.73)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.43)        (.44)        (.45)        (.47)        (.48)
Distributions in excess of net
  investment income                             (.02)        (.01)        (.03)        (.01)          -0-
Total dividends and distributions               (.45)        (.45)        (.48)        (.48)        (.48)
Net asset value, end of year                  $10.46       $10.16        $9.72        $9.66        $9.07

TOTAL RETURN
Total investment return based on net
  asset value (d)                               7.50%        9.32%        5.66%       12.15%       (7.28)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $48,027      $38,308      $39,099      $34,695      $30,459
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.53%        1.53%        1.53%        1.53%         .91%
  Expenses, before
    waivers/reimbursements                      2.00%        2.04%        2.05%        2.06%        2.03%
  Net investment income, net of
    waivers/reimbursements                      4.23%        4.45%        4.56%        5.03%        4.96%
Portfolio turnover rate                           35%          61%         132%          86%         171%


See footnote summary on page 59.


52


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                 NEW JERSEY PORTFOLIO
                                            ---------------------------------------------------------------
                                                                        CLASS C
                                            ---------------------------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.16        $9.72        $9.66        $9.07       $10.28

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .43(c)       .44(c)       .44(c)       .47          .48
Net realized and unrealized gain (loss)
  on investment transactions                     .32          .45          .10          .60        (1.21)
Net increase (decrease) in net asset
  value from operations                          .75          .89          .54         1.07         (.73)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.43)        (.44)        (.45)        (.47)        (.48)
Distributions in excess of net
  investment income                             (.02)        (.01)        (.03)        (.01)          -0-
Total dividends and distributions               (.45)        (.45)        (.48)        (.48)        (.48)
Net asset value, end of year                  $10.46       $10.16        $9.72        $9.66        $9.07

TOTAL RETURN
Total investment return based on net
  asset value (d)                               7.50%        9.32%        5.66%       12.14%       (7.28)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $26,018      $21,404      $22,579      $21,255      $26,472
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.52%        1.52%        1.52%        1.52%         .90%
  Expenses, before
    waivers/reimbursements                      1.99%        2.03%        2.04%        2.06%        2.02%
  Net investment income, net of
    waivers/reimbursements                      4.23%        4.47%        4.56%        5.09%        4.93%
Portfolio turnover rate                           35%          61%         132%          86%         171%


See footnote summary on page 59.


53


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                    OHIO PORTFOLIO
                                            ---------------------------------------------------------------
                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.16        $9.61        $9.53        $9.06       $10.26

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .52(c)       .54(c)       .52(c)       .54          .55
Net realized and unrealized gain (loss)
  on investment transactions                     .30          .54          .11          .48        (1.19)
Net increase (decrease) in net asset
  value from operations                          .82         1.08          .63         1.02         (.64)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.52)        (.53)        (.53)        (.54)        (.55)
Distributions in excess of net
  investment income                             (.01)          -0-        (.02)        (.01)          -0-
Distributions from net realized gains             -0-          -0-          -0-          -0-        (.01)
Total dividends and distributions               (.53)        (.53)        (.55)        (.55)        (.56)
Net asset value, end of year                  $10.45       $10.16        $9.61        $9.53        $9.06

TOTAL RETURN
Total investment return based on net
  asset value (d)                               8.30%       11.60%        6.72%       11.63%       (6.44)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $14,220       $7,596       $6,054       $4,170       $2,810
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                       .75%         .75%         .75%         .75%         .04%
  Expenses, before
    waivers/reimbursements                      1.35%        1.52%        1.48%        1.51%        1.42%
  Net investment income, net of
    waivers/reimbursements                      5.05%        5.49%        5.47%        5.74%        5.67%
Portfolio turnover rate                           16%         104%         182%         108%         161%


                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.16        $9.61        $9.54        $9.06       $10.26

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .45(c)       .48(c)       .46(c)       .47          .48
Net realized and unrealized gain (loss)
  on investment transactions                     .30          .53          .09          .49        (1.19)
Net increase (decrease) in net asset
  value from operations                          .75         1.01          .55          .96         (.71)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)        (.46)        (.46)        (.47)        (.48)
Distributions in excess of net
  investment income                             (.01)          -0-        (.02)        (.01)          -0-
Distributions from net realized gains             -0-          -0-          -0-          -0-        (.01)
Total dividends and distributions               (.46)        (.46)        (.48)        (.48)        (.49)
Net asset value, end of year                  $10.45       $10.16        $9.61        $9.54        $9.06

TOTAL RETURN
Total investment return based on net
  asset value (d)                               7.56%       10.80%        5.82%       10.88%       (7.13)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $37,289      $26,821      $25,334      $21,821      $20,267
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.46%        1.46%        1.46%        1.46%         .74%
  Expenses, before
    waivers/reimbursements                      2.05%        2.22%        2.18%        2.21%        2.13%
  Net investment income, net of
    waivers/reimbursements                      4.34%        4.81%        4.77%        5.08%        4.95%
Portfolio turnover rate                           16%         104%         182%         108%         161%


See footnote summary on page 59.


54


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                    OHIO PORTFOLIO
                                            ---------------------------------------------------------------
                                                                        CLASS C
                                            ---------------------------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.16        $9.61        $9.54        $9.06       $10.26

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .45(c)       .47(c)       .46(c)       .47          .48
Net realized and unrealized gain (loss)
  on investment transactions                     .30          .54          .09          .49        (1.19)
Net increase (decrease) in net asset
  value from operations                          .75         1.01          .55          .96         (.71)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)        (.46)        (.46)        (.47)        (.48)
Distributions in excess of net
  investment income                             (.01)          -0-        (.02)        (.01)          -0-
Distributions from net realized gains             -0-          -0-          -0-          -0-        (.01)
Total dividends and distributions               (.46)        (.46)        (.48)        (.48)        (.49)
Net asset value, end of year                  $10.45       $10.16        $9.61        $9.54        $9.06

TOTAL RETURN
Total investment return based on net
  asset value (d)                               7.56%       10.80%        5.82%       10.88%       (7.13)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $16,685      $14,878      $17,203      $18,874      $26,294
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.45%        1.45%        1.45%        1.45%         .74%
  Expenses, before
    waivers/reimbursements                      2.04%        2.20%        2.16%        2.20%        2.12%
  Net investment income, net of
    waivers/reimbursements                      4.36%        4.81%        4.78%        5.14%        4.89%
Portfolio turnover rate                           16%         104%         182%         108%         161%


See footnote summary on page 59.


55


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                PENNSYLVANIA PORTFOLIO
                                            ---------------------------------------------------------------
                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                              YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.33        $9.85        $9.64        $9.18       $10.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .53(c)       .55(c)       .49(c)       .54          .56
Net realized and unrealized gain (loss)
  on investment transactions                     .35          .49          .28          .48        (1.06)
Net increase (decrease) in net asset
  value from operations                          .88         1.04          .77         1.02         (.50)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.53)        (.55)        (.53)        (.54)        (.56)
Distributions in excess of net
  investment income                             (.02)        (.01)        (.03)        (.02)          -0-
Distributions from net realized gains             -0-          -0-          -0-          -0-        (.01)
Total dividends and distributions               (.55)        (.56)        (.56)        (.56)        (.57)
Net asset value, end of year                  $10.66       $10.33        $9.85        $9.64        $9.18

TOTAL RETURN
Total investment return based on net
  asset value (d)                               8.72%       10.85%        8.17%       11.53%       (5.02)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $35,632      $24,948      $21,104       $8,721       $7,149
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                       .95%         .95%        1.00%        1.00%         .45%
  Expenses, before
    waivers/reimbursements                      1.29%        1.40%        1.45%        1.47%        1.46%
  Net investment income, net of
    waivers/reimbursements                      5.10%        5.44%        5.40%        5.78%        5.73%
Portfolio turnover rate                           70%          85%         185%         114%         156%


                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.33        $9.86        $9.65        $9.18       $10.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .46(c)       .47(c)       .46(c)       .47          .49
Net realized and unrealized gain (loss)
  on investment transactions                     .34          .49          .24          .49        (1.06)
Net increase (decrease) in net asset
  value from operations                          .80          .96          .70          .96         (.57)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.46)        (.47)        (.46)        (.47)        (.49)
Distributions in excess of net
  investment income                             (.01)        (.02)        (.03)        (.02)          -0-
Distributions from net realized gains             -0-          -0-          -0-          -0-        (.01)
Total dividends and distributions               (.47)        (.49)        (.49)        (.49)        (.50)
Net asset value, end of year                  $10.66       $10.33        $9.86        $9.65        $9.18

TOTAL RETURN
Total investment return based on net
  asset value (d)                               7.98%        9.95%        7.38%       10.78%       (5.72)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $39,465      $30,078      $30,440      $28,559      $25,637
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.66%        1.66%        1.71%        1.71%        1.16%
  Expenses, before
    waivers/reimbursements                      2.00%        2.09%        2.15%        2.17%        2.16%
  Net investment income, net of
    waivers/reimbursements                      4.39%        4.72%        4.69%        5.09%        5.01%
Portfolio turnover rate                           70%          85%         185%         114%         156%


See footnote summary on page 59.


56


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                PENNSYLVANIA PORTFOLIO
                                            ---------------------------------------------------------------
                                                                        CLASS C
                                            ---------------------------------------------------------------
                                                              YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.33        $9.86        $9.65        $9.18       $10.24

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .46(c)       .47(c)       .46(c)       .47          .49
Net realized and unrealized gain (loss)
  on investment transactions                     .34          .49          .24          .49        (1.05)
Net increase (decrease) in net asset
  value from operations                          .80          .96          .70          .96         (.56)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.46)        (.47)        (.46)        (.47)        (.49)
Distributions in excess of net
  investment income                             (.01)        (.02)        (.03)        (.02)          -0-
Distributions from net realized gains             -0-          -0-          -0-          -0-        (.01)
Total dividends and distributions               (.47)        (.49)        (.49)        (.49)        (.50)
Net asset value, end of year                  $10.66       $10.33        $9.86        $9.65        $9.18

TOTAL RETURN
Total investment return based on net
  asset value (d)                               7.98%        9.95%        7.37%       10.78%       (5.63)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $17,531      $15,486      $13,996      $15,052      $18,198
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.65%        1.65%        1.70%        1.70%        1.15%
  Expenses, before
    waivers/reimbursements                      1.99%        2.10%        2.14%        2.17%        2.15%
  Net investment income, net of
    waivers/reimbursements                      4.41%        4.73%        4.69%        5.09%        4.99%
Portfolio turnover rate                           70%          85%         185%         114%         156%


See footnote summary on page 59.


57


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   VIRGINIA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                                                                 APRIL 29,
                                                                                                  1994(A)
                                                         YEAR ENDED SEPTEMBER 30,                    TO
                                            --------------------------------------------------  SEPTEMBER 30,
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -------------
Net asset value, beginning of period          $10.90       $10.58       $10.29        $9.69       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .52(c)       .57(c)       .57(c)       .56          .24
Net realized and unrealized gain (loss)
  on investment transactions                     .49          .57          .37          .61         (.31)
Net increase (decrease) in net asset
  value from operations                         1.01         1.14          .94         1.17         (.07)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.52)        (.57)        (.57)        (.56)        (.24)
Distributions in excess of net
  investment income                             (.05)          -0-          -0-        (.01)          -0-
Distributions from net realized gains           (.32)        (.25)        (.08)          -0-          -0-
Total dividends and distributions               (.89)        (.82)        (.65)        (.57)        (.24)
Net asset value, end of period                $11.02       $10.90       $10.58       $10.29        $9.69

TOTAL RETURN
Total investment return based on net
  asset value (d)                               9.65%       11.32%        9.39%       12.46%        (.71)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $10,315       $3,530       $2,455       $1,855       $1,249
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                       .67%         .67%         .67%         .67%         .57%(e)
  Expenses, before
    waivers/reimbursements                      2.09%        3.57%        5.18%        8.96%       12.29%(e)
  Net investment income, net of
    waivers/reimbursements                      4.84%        5.39%        5.39%        5.59%        5.62%(e)
Portfolio turnover rate                           62%         258%         298%         128%          65%


                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                                                 APRIL 29,
                                                                                                  1994(A)
                                                         YEAR ENDED SEPTEMBER 30,                   TO
                                            --------------------------------------------------  SEPTEMBER 30,
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -------------
Net asset value, beginning of period          $10.90       $10.57       $10.29        $9.69       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .44(c)       .50(c)       .50(c)       .49          .22
Net realized and unrealized gain (loss)
  on investment transactions                     .49          .58          .36          .61         (.32)
Net increase (decrease) in net asset
  value from operations                          .93         1.08          .86         1.10         (.10)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.44)        (.50)        (.50)        (.49)        (.21)
Distributions in excess of net
  investment income                             (.06)          -0-          -0-        (.01)          -0-
Distributions from net realized gains           (.32)        (.25)        (.08)          -0-          -0-
Total dividends and distributions               (.82)        (.75)        (.58)        (.50)        (.21)
Net asset value, end of period                $11.01       $10.90       $10.57       $10.29        $9.69

TOTAL RETURN
Total investment return based on net
  asset value (d)                               8.85%       10.70%        8.57%       11.67%       (1.01)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $15,973       $5,020       $3,345       $1,193         $224
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.37%        1.37%        1.37%        1.37%        1.27%(e)
  Expenses, before
    waivers/reimbursements                      2.84%        4.29%        5.88%        9.66%       12.99%(e)
  Net investment income, net of
    waivers/reimbursements                      4.14%        4.68%        4.70%        4.80%        4.97%(e)
Portfolio turnover rate                           62%         258%         298%         128%          65%


See footnote summary on page 59.


58


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  VIRGINIA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                       CLASS C
                                            -----------------------------------------------------------------
                                                                                                 APRIL 29,
                                                                                                  1994(A)
                                                           YEAR ENDED SEPTEMBER 30,                 TO
                                            --------------------------------------------------  SEPTEMBER 30,
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -------------
Net asset value, beginning of period          $10.90       $10.57       $10.29        $9.70       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .44(c)       .50(c)       .50(c)       .49          .21
Net realized and unrealized gain (loss)
  on investment transactions                     .49          .58          .36          .60         (.30)
Net increase (decrease) in net asset
  value from operations                          .93         1.08          .86         1.09         (.09)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.44)        (.50)        (.50)        (.49)        (.21)
Distributions in excess of net
  investment income                             (.06)          -0-          -0-        (.01)          -0-
Distributions from net realized gains           (.32)        (.25)        (.08)          -0-          -0-
Total dividends and distributions               (.82)        (.75)        (.58)        (.50)        (.21)
Net asset value, end of period                $11.01       $10.90       $10.57       $10.29        $9.70

TOTAL RETURN
Total investment return based on net
  asset value (d)                               8.85%       10.70%        8.58%       11.56%        (.91)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $4,597       $1,207         $642         $122          $43
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.37%        1.37%        1.37%        1.37%        1.27%(e)
  Expenses, before
    waivers/reimbursements                      2.85%        4.25%        5.88%        9.66%       12.99%(e)
  Net investment income, net of
    waivers/reimbursements                      4.11%        4.66%        4.73%        4.81%        4.67%(e)
Portfolio turnover rate                           62%         258%         298%         128%          65%


(a)  Commencement of operations.

(b)  Net of fee waived and expenses reimbursed by the Adviser.

(c)  Based on average shares.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period less than one year is not annualized.

(e)  Annualized.


59


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                          ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES ALLIANCE MUNICIPAL INCOME FUND II

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alliance Municipal Income Fund II (comprising, respectively, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios), as of September 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Alliance Municipal Income Fund II at September 30, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
October 29, 1998

________________________________________________________________

         APPENDIX A:  BOND AND COMMERCIAL PAPER RATINGS
________________________________________________________________

Standard & Poor's Bond Ratings

         A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

         Debt rated "BB," "B," "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

         The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations;
Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-l/VMIG-1 group.

         S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities
and Commercial Paper

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime," while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A." Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Investors Service Bond Ratings

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB. BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate.

Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Fitch Commercial Paper and
Certificate of Deposit Ratings

         Fitch Commercial Paper Ratings are assigned at the request of an issuer to debt obligations with an original maturity not in excess of 270 days. The ratings reflect Fitch current appraisal of the degree of assurance of timely payment of such debt. Fitch compensated for this service by an annual fee paid by the issuer under a contractual agreement which specifies among other things that ratings may be changed or withdrawn at any time if, in Fitch's sole judgment, changing circumstances warrant such action.

         Fitch Certificate of Deposit ratings are assigned at the request of the issuer to deposits with maturities of up to three years. Ratings apply to uninsured principal and interest and reflect only those credit characteristics inherent in certificates of deposit. Such ratings should be considered only in the context of ratings assigned to certificates of deposit and not to ratings which may be assigned to non-deposit liabilities. Ratings for CDs with maturities over 3 years will be assigned bond rating symbols. For definitions refer to page 1 of the Rating Register.

         Fitch commercial paper ratings are grouped into four categories, two of which are defined below:

         Fitch-1 (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

         Fitch-2       (Very Good Grade) issues assigned this
                       rating reflect an assurance of timely
                       payment only slightly less in degree than the strongest issues.

Fitch Investment Note Ratings

         Fitch investment Note Ratings are grouped into four categories with the indicated symbols. The ratings on notes with maturities generally up to three years reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

         FIN-1 -- Notes assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         FIN-2 --      Notes assigned this rating reflect a
                       degree of assurance for timely payment
                       only slightly less in degree than the
                       highest category.

         A plus symbol may be used in the three highest categories to indicate relative standing. The Note Ratings will usually correspond with Bond Ratings, although certain security enhancements or market access may mean that notes will not track bond.

Further Rating Distinctions

         While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements

         For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s):
Municipal Securities -Further Information" in the Prospectuses.

_________________________________________________________________

       APPENDIX B:  FUTURES CONTRACTS AND RELATED OPTIONS
_________________________________________________________________

Futures Contracts

         Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government Securities, or contracts based on financial indices including any index of municipal securities or U.S. Government Securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

         Each Portfolio intends to purchase and write options on futures contracts for hedging purposes. The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

_________________________________________________________________

APPENDIX C:  OPTIONS ON MUNICIPAL AND U.S. GOVERNMENT SECURITIES
_________________________________________________________________

Options on Municipal and U.S. Government Securities

         Each Portfolio will only write "covered" put and call options on municipal securities and U.S. Government Securities, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Investment Policies and Restrictions--Additional Investment Policies- -Options on Municipal and U.S. Government Securities."

         The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or
(vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

         Each Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may purchase a security and then write a call option against that security. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and a Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         Each Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         Each Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

                             PART C
                        OTHER INFORMATION

ITEM 23. Exhibits

         (a) (1) Agreement and Declaration of Trust of the Registrant - Incorporated by reference to
                   Exhibit 1 to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618)
                   filed with the Securities and Exchange
                   Commission on January 30, 1998.

              (2) Certificate of Amendment of the Agreement and Declaration of Trust of the Registrant dated September 30, 1996 and filed October 1, 1996 - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No 9 to Registrant's Registration Statement on Form N-1A (File Nos. 33-6051 and 811-07618) filed with the
                   Securities and Exchange Commission on
                   February 1, 1997.

         (b) By-laws of the Registrant - Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618)
              filed with the Securities and Exchange Commission on January 30, 1998.

         (c)  Not applicable.

         (d) (1) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.

              (2) Amended Advisory Agreement to reflect the Arizona Portfolio, Massachusetts Portfolio, Michigan Portfolio and Virginia Portfolio - Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.

         (e) (1) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.

              (2) Amendment to Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment
                   No 9 to Registrant's Registration Statement on Form N-1A (File Nos. 33-6051 and 811-07618)
                   filed with the Securities and Exchange
                   Commission on February 1, 1997.

              (3) Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the
                   Securities and Exchange Commission on
                   January 30, 1998.

              (4) Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the
                   Securities and Exchange Commission on
                   January 30, 1998.

         (f)  Not applicable.

         (g) Custodian Contract with The Bank of New York as assigned to Registrant - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.

         (h) (1) Transfer Agency Agreement between Registrant and Alliance Fund Services, Inc - Incorporated by reference to Exhibit 9 to Post-Effective

                   Amendment No. 10 to the Registrant's
                   Registration Statement on Form N-1A (File Nos.
                   33-60560 and 811-07618) filed with the
                   Securities and Exchange Commission on
                   January 30, 1998.

              (2)  Form of Expense Limitation Undertaking by
                   Alliance Capital Management L.P. - Filed herewith.

         (i) (1) Opinion and Consent of Seward & Kissel - Incorporated by reference to Exhibit 10(a) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.

              (2) Opinion and Consent of Sullivan & Worchester - Incorporated by reference to Exhibit 10(b) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.

         (j)  Consent of Independent Auditors - Filed herewith..

         (k)  Not applicable.

         (l)  Not applicable.

         (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

         (n)  Financial Data Schedule - Filed herewith.

         (o) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit 18(b) to Post-Effective Amendment No 9 to Registrant's Registration Statement on Form N-1A (File Nos. 33-6051 and 811-07618) filed with the Securities and Exchange Commission on February 1, 1997.

         Other Exhibit:

              Powers of Attorney of Ruth S. Block, John D.
              Carifa, David H. Dievler, James M. Hester, Clifford
              L. Michel , William H. Foulk, Jr., Donald J.
              Robinson and John H. Dobkin. - Incorporated by reference to Other Exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration

              Statement on Form N-1A (File Nos. 33-60560 and 811-
              07618) filed with the Securities and Exchange
              Commission on January 30, 1998.

ITEM 24.  Persons Controlled by or under Common Control with
          Registrant

          None.

ITEM 25. Indemnification

         It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in Article VIII and Article III of Registrant's Agreement and Declaration of Trust, filed as Exhibit (a) in response to Item 23 and Section 10 of the proposed Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below. The liability of the Registrant's trustees and officers is dealt with in Article VIII of Registrant's Agreement and Declaration of Trust, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement filed as Exhibit (d) in response to
Item 23 of this Registration Statement, as set forth below.

         Article VIII of Registrant's Agreement and Declaration of Trust reads as follows:

              "Section 8.1. Trustees, Shareholders, etc. Not Personally Liable; Notice. The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Portfolio, and subject to Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Portfolio, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Portfolio, that Portfolio) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Portfolio in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Portfolio, and all Persons dealing with the Trust or any Portfolio shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Portfolio Assets of such Portfolio, as the case may be, for the payment or performance thereof.

              The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Portfolio in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Portfolio Assets of any Portfolio to the obligations of any other Portfolio.

              SECTION 8.2. Trustees' Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. Subject to Section 8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgement or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Adviser, Administrator, Distributor or Principal Underwriter, Custodian or Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any

              Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 5.2 hereof. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

              SECTION 8.3. Indemnification of Shareholders. If any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Portfolio of which such Shareholder or former Shareholder is or was the holder of Shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

              SECTION 8.4.  Indemnification of Trustees,
              Officers, etc. Subject to the limitations set forth hereinafter in this Section 8.4, the Trust shall indemnify (from the assets of the Portfolio or Portfolios to which the conduct in question relates) each of its Trustees and officers (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in clauses (i) and (ii) of this sentence being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in
              Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Portfolio or Portfolios to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid to such Portfolio or Portfolios if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

              SECTION 8.5. Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of a quorum of the disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (i) or by independent legal counsel pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

              SECTION 8.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this
              Article 8 shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 8, a "disinterested" Person is one against whom none of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article 8 shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

              SECTION 8.7. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order."

              Article III of Registrant's Agreement and
              Declaration of Trust reads, in pertinent part, as follows:

              "Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:

                      (s)    Indemnification.  In addition to the
                      mandatory indemnification provided for in
                      Article 8 hereof and to the extent
                      permitted by law, to indemnify or enter
                      into agreements with respect to
                      indemnification with any Person with whom this Trust has dealings, including, without limitation, any independent contractor, to such extent as the Trustees shall determine."

         The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

         The Distribution Services Agreement between the
Registrant and Alliance Fund Distributors, Inc. provides that the

Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

         The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. which are filed herewith as Exhibits (a), (d) and (e)(1), respectively, in response to Item 23 and each of which are incorporated by reference herein.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
1980), the Registrant will indemnify its trustees, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its trustees, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a joint
trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.


ITEM 26. Business and Other Connections of Adviser.

              The descriptions of Alliance Capital Management L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

              The information as to the directors and officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27. Principal Underwriters

         (a) Alliance Fund Distributors, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant, also acts as Principal Underwriter for the following registered investment companies:

              AFD Exchange Reserves
              Alliance All-Asia Investment Fund, Inc.
              Alliance Balanced Shares, Inc.
              Alliance Bond Fund, Inc.
              Alliance Capital Reserves
              Alliance Global Dollar Government Fund, Inc.
              Alliance Global Environment Fund, Inc.
              Alliance Global Small Cap Fund, Inc.
              Alliance Global Strategic Income Trust, Inc.
              Alliance Government Reserves
              Alliance Greater China '97 Fund, Inc.
              Alliance Growth and Income Fund, Inc.
              Alliance High Yield Fund, Inc.
              Alliance Institutional Funds, Inc.
              Alliance Institutional Reserves, Inc.
              Alliance International Fund
              Alliance International Premier Growth
                Fund, Inc.
              Alliance Limited Maturity Government Fund, Inc. Alliance Money Market Fund
              Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc. Alliance Municipal Income Fund, Inc.
              Alliance Municipal Income Fund II
              Alliance Municipal Trust
              Alliance New Europe Fund, Inc.
              Alliance North American Government Income Trust,
                 Inc.
              Alliance Premier Growth Fund, Inc.
              Alliance Quasar Fund, Inc.
              Alliance Real Estate Investment Fund, Inc.
              Alliance Select Investor Series, Inc.
              Alliance Technology Fund, Inc.
              Alliance Utility Income Fund, Inc.
              Alliance Variable Products Series Fund, Inc.
              Alliance Worldwide Privatization Fund, Inc.
              The Alliance Fund, Inc.
              The Alliance Portfolios

         (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                          POSITIONS AND            POSITIONS AND
                          OFFICES WITH             OFFICES WITH
NAME                      UNDERWRITER              REGISTRANT



Michael J. Laughlin       Director & Chairman

John D. Carifa            Director

Robert L. Errico          Director & President

Geoffrey L. Hyde          Director & Senior
                          Vice President

Dave H. Williams          Director

David D. Conine           Executive Vice
                          President

Richard K. Saccullo       Executive Vice
                          President

Edmund P. Bergan, Jr.     Senior Vice              Secretary
                          President, General
                          Counsel & Secretary

Richard A. Davies         Senior Vice President
                          & Managing Director

Robert H. Joseph, Jr.     Senior Vice President
                          & Chief Financial Officer

Anne S. Drennan           Senior Vice President
                          & Treasurer

Karen J. Bullot           Senior Vice President

James S. Comforti         Senior Vice President

James L. Cronin           Senior Vice President

Daniel J. Dart            Senior Vice President

Byron M. Davis            Senior Vice President

Mark J. Dunbar            Senior Vice President

Donald N. Fritts          Senior Vice President

Bradley F. Hanson         Senior Vice President

Richard E. Khaleel        Senior Vice President

Stephen R. Laut           Senior Vice President

Susan L. Matteson-King    Senior Vice President

Daniel D. McGinley        Senior Vice President

Antonios G. Poleondakis   Senior Vice President

Robert E. Powers          Senior Vice President

Kevin A. Rowell           Senior Vice President

Raymond S. Sclafani       Senior Vice President

Gregory K. Shannahan      Senior Vice President

Joseph F. Sumanski        Senior Vice President

Peter J. Szabo            Senior Vice President

William C. White          Senior Vice President

Nicholas K. Willett       Senior Vice President

Richard A. Winge          Senior Vice President

Gerard J. Friscia         Vice President & Controller

Ricardo Arreola           Vice President

Jamie A. Atkinson         Vice President

Benji A. Baer             Vice President

Kenneth F. Barkoff        Vice President

Casimir F. Bolanowski     Vice President

Michael E. Brannan        Vice President

Timothy W. Call           Vice President

Kevin T. Cannon           Vice President

John R. Carl              Vice President

William W. Collins, Jr.   Vice President

Leo H. Cook               Vice President

John W. Cronin            Vice President

Richard W. Dabney         Vice President

Stephen J. Demetrovits    Vice President

John F. Dolan             Vice President

John C. Endahl            Vice President

Sohaila S. Farsheed       Vice President

Shawn C. Gage             Vice President

Joseph C. Gallagher       Vice President

Andrew L. Gangolf         Vice President and       Assistant
                          Assistant General        Secretary
                          Counsel

Alex G. Garcia            Vice President

Mark D. Gersten           Vice President           Treasurer and
                                                   Chief
                                                   Financial
                                                   Officer

John Grambone             Vice President

Charles M. Greenberg      Vice President

Alan Halfenger            Vice President

William B. Hanigan        Vice President

Michael S. Hart           Vice President

Scott F. Heyer            Vice President

Timothy A. Hill           Vice President

George R. Hrabovsky       Vice President

Valerie J. Hugo           Vice President

Michael J. Hutten         Vice President

Scott Hutton              Vice President

Richard D. Keppler        Vice President

Donna M. Lamback          Vice President

P. Dean Lampe             Vice President

Henry Michael Lesmeister  Vice President

James M. Liptrot          Vice President

James P. Luisi            Vice President

Jerry W. Lynn             Vice President

Christopher J. MacDonald  Vice President

Michael F. Mahoney        Vice President

Shawn P. McClain          Vice President

Jeffrey P. Mellas         Vice President

Thomas F. Monnerat        Vice President

Timothy S. Mulloy         Vice President

Joanna D. Murray          Vice President

Nicole Nolan-Koester      Vice President

John C. O'Connell         Vice President

John J. O'Connor          Vice President

James J. Posch            Vice President

Domenick Pugliese         Vice President and       Assistant
                          Assistant General        Secretary
                          Counsel

Bruce W. Reitz            Vice President

Karen C. Satterberg       Vice President

John P. Schmidt           Vice President

Robert C. Schultz         Vice President

Richard J. Sidell         Vice President

Clara Sierra              Vice President

Teris A. Sinclair         Vice President

Scott C. Sipple           Vice President

Martine H. Stansbery, Jr. Vice President

Andrew D. Strauss         Vice President

Michael J. Tobin          Vice President

Joseph T. Tocyloski       Vice President

David R. Turnbough        Vice President

Martha D. Volcker         Vice President

Patrick E. Walsh          Vice President

Mark E. Westmoreland      Vice President

David E. Willis           Vice President

Emilie D. Wrapp           Vice President and       Assistant
                            Assistant General      Secretary
                            Counsel

Patrick Look              Assistant Vice
                          President & Assistant
                          Treasurer

Michael W. Alexander      Assistant Vice President

Richard J. Appaluccio     Assistant Vice President

Charles M. Barrett        Assistant Vice President

Robert F. Brendli         Assistant Vice President

John M. Capeci            Assistant Vice President

Maria L. Carreras         Assistant Vice President

John P. Chase             Assistant Vice President

Jean A. Coomber           Assistant Vice President

Russell R. Corby          Assistant Vice President

Terri J. Daly             Assistant Vice President

Ralph A. DiMeglio         Assistant Vice President

Faith C. Deutsch          Assistant Vice President

John E. English           Assistant Vice President

Duff C. Ferguson          Assistant Vice President

Theresa Iosca             Assistant Vice President

Erik A. Jorgensen         Assistant Vice President

Eric G. Kalender          Assistant Vice President

Edward W. Kelly           Assistant Vice President

Victor Kopelakis          Assistant Vice President

Michael Laino             Assistant Vice President

Nicholas J. Lapi          Assistant Vice President

Kristine J. Luisi         Assistant Vice President

Kathryn Austin Masters    Assistant Vice President

Richard F. Meier          Assistant Vice President

Richard J. Olszewski      Assistant Vice President

Catherine N. Peterson     Assistant Vice President

Rizwan A. Raja            Assistant Vice President

Carol H. Rappa            Assistant Vice President

Mark V. Spina             Assistant Vice President

Gayle S. Stamer           Assistant Vice President

Eileen Stauber            Assistant Vice President

Vincent T. Strangio       Assistant Vice President

Margaret M. Tompkins      Assistant Vice President

Marie R. Vogel            Assistant Vice President

Wesley S. Williams        Assistant Vice President

Matthew Witschel          Assistant Vice President

Christopher J. Zingaro    Assistant Vice President

Mark R. Manley            Assistant Secretary

         (c)  Not applicable.

ITEM 28. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094, and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


ITEM 29. Management Services.

         Not applicable.


ITEM 30. Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

         The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Fund in accordance with Section 16 of the Investment Company Act of 1940.

                            SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and the State of New York, on the 29th day of January, 1999.

                   ALLIANCE MUNICIPAL INCOME FUND II, INC.


                             By \s\John D. Carifa
                                  John D. Carifa
                                  Chairman and President

         Pursuant to the requirements of the Securities Act of l933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

    Signature                     Title                      Date

    Principal
    Executive Officer


     \S\John D. Carifa            Chairman and   January 29, 1999
      John D. Carifa              President

    Principal Financial
    and Accounting Officer


     \S\Mark D. Gersten           Treasurer and  January 29, 1999
      Mark D. Gersten             Chief Financial
                                  Officer

    All of the Directors

    David H. Dievler
                                  Ruth S. Block
    John D. Carifa
    John H. Dobkin
    William H. Foulk, Jr.
    James M. Hester
    Clifford L. Michel
    Donald J. Robinson
    by \S\Edmund P. Bergan, Jr.                  January 29, 1999
      (Attorney-in-fact)
      Edmund P. Bergan, Jr.

                        Index to Exhibits


Document No.

(h)(2)   Form of Expense Limitation Undertaking
(j)      Consent of Independent Auditors.
(n)      Financial Data Schedule.













































                               26
00250151.BB3